UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03706

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	08-31

Date of reporting period:	08-31-2017

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

August 31, 2017

California High-Yield Municipal Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended August 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Improving Sentiment Helped Municipal Bonds Rebound From Early Losses

Broad bond market returns began retreating early in the period, as investors looked ahead to a likely year-end interest rate hike from the Federal Reserve (the Fed). Municipal bonds (munis) were vulnerable to a sell-off because they had rallied for 14 straight months through August 2016, which boosted their valuations. The bond market sell-off accelerated in November, following Donald Trump’s presidential win. His pro-growth agenda fueled inflation fears that sent bond yields sharply higher, while his tax cut proposals caused additional price declines for munis. Through the four-month period ended December 31, 2016, the Bloomberg Barclays Municipal Bond Index declined -4.10%.

Broad bond market sentiment began a dramatic shift in late 2016/early 2017, as the initial optimism surrounding President Trump’s policy agenda faded in the wake of health care and tax reform delays. In addition to benefiting from the tax reform stalemate, munis advanced due to their attractive valuations versus Treasuries following the late-2016 sell-off. Demand for munis increased, but muni supply generally declined. This favorable backdrop helped munis rebound from their late-2016 downturn to gain 5.20% for the first eight months of 2017, according to Bloomberg Barclays.

Meanwhile, the Fed raised interest rates three times during the reporting period and indicated a balance sheet reduction plan is in the works. Monetary normalization is likely to continue, but weak inflation may prompt the Fed to push additional rate hikes into 2018. Given the Fed’s cautious approach and a likely continuation of modest economic growth and low inflation, we expect U.S. Treasury yields to remain relatively low and within a fairly tight range in the months ahead. We believe this backdrop underscores the importance of remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies to uncover attractive opportunities. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of August 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCHYX	0.58%	4.89%	5.27%	—	12/30/86
Bloomberg Barclays Municipal Bond Index	—	0.88%	3.23%	4.72%	—	—
I Class	BCHIX	0.69%	5.08%	—	6.35%	3/1/10
Y Class	ACYHX	—	—	—	4.01%	4/10/17
A Class	CAYAX					1/31/03
No sales charge		0.33%	4.63%	5.01%	—
With sales charge		-4.21%	3.67%	4.52%	—
C Class	CAYCX	-0.42%	3.85%	4.23%	—	1/31/03
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2017
Investor Class — $16,721

Bloomberg Barclays Municipal Bond Index — $15,870

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class
0.50%	0.30%	0.27%	0.75%	1.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance summary
California High-Yield Municipal returned 0.58%* for the 12 months ended August 31, 2017. The investment-grade Bloomberg Barclays Municipal Bond Index returned 0.88%. Fund returns reflect operating expenses, while index returns do not.
The absolute returns for the fund and the index reflected the challenging backdrop for high-yield and investment-grade municipal bonds (munis) early in the reporting period, when fixed-income securities sold off sharply. Munis rebounded early in 2017, particularly high-yield munis, and generally delivered solid returns through the first eight months of 2017, benefiting from attractive valuations, favorable supply/demand factors, and inaction on federal tax reform. For the entire 12-month reporting period, munis outperformed U.S. Treasuries and the broad taxable investment-grade U.S. fixed-income market. Within the muni universe, California munis generally underperformed national munis, short- and intermediate-maturity munis generally outperformed longer-maturity securities, lower-quality munis generally outperformed higher-quality munis, and revenue bonds modestly outperformed general obligation (GO) bonds.
Munis Bounced Back After Early Losses
Expectations for a year-end rate hike from the Federal Reserve (the Fed) combined with the Republican party’s sweep in the November election sparked a severe bond market sell-off in late 2016. Investors assumed President Trump and a Republican-majority Congress would usher in stronger U.S. economic growth, rising inflation, and higher interest rates. Munis were particularly vulnerable to the bond market sell-off after ending a 14-month winning streak in September. Munis faced additional pressure from record supply, waning demand, and uncertainty regarding potential changes to federal tax legislation.
Market sentiment changed quickly in early 2017, as potentially oversold conditions boosted the attractiveness of bonds in general and munis in particular. In addition, investors tempered their expectations for President Trump’s administration to quickly implement its pro-growth agenda, which helped calm fixed-income market volatility, even as the Fed raised rates in March and June. Also, health care reform failed to advance through Congress, which effectively extended the timetable for tax reform and alleviated some tax policy-related concerns in the muni market. Meanwhile, mixed economic data and weaker inflation drove Treasury yields lower, and muni yields followed suit. Furthermore, demand for munis remained robust due to the tax advantages and perceived “safe haven” munis offered investors, but supply continued to decline, which aided the broad market.
Fiscal, Credit Backdrops Remained Stable
State and local finances in California and across the U.S. remained relatively healthy, although tax revenues slowed in the first several months of 2017, as investors delayed capital gains ahead of anticipated tax reform. The California economy continued to grow, albeit at a slower pace due to a slowdown in payroll growth. California’s payroll employment grew at the same pace as the nation, versus robust outperformance in recent years. The state’s fiscal condition remained solid. In late June, the legislature approved the state’s 2017-18 budget, which features a boost in public school funding and an allocation of $1.8 billion to the state’s rainy day fund. The budget projects the state

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

will end fiscal 2018 with $9.9 billion in reserves, or almost 8% of general fund revenues. The state’s liquidity position remains strong, as indicated by nearly $37 billion in available liquidity at 2017 fiscal year-end. However, California remains vulnerable to federal health care reform, given California is one of 31 states participating in Medicaid expansion under the Affordable Care Act.
Overall, muni credit quality trends in California and across the U.S. remained stable, despite some high-profile credit situations in Illinois and Puerto Rico. Most municipal issuers have adjusted to the slow-growth environment and maintained balanced budgets. Muni defaults remained rare, and the ratio of muni credit-rating upgrades to downgrades remained on a modest uptrend. The current slow-growth economy combined with increasing legacy costs related to pensions and retiree health care obligations may continue to pressure select isolated credits (such as Illinois, New Jersey, and Connecticut), but we do not believe they are indicative of a systematic marketwide problem.
Security Selection in Late 2016 Weighed on Performance
Our security selection primarily accounted for the portfolio’s underperformance relative to the investment-grade index. In particular, our holdings in the hospital and tobacco sectors detracted from results in late 2016. These and other higher-yielding sectors struggled during the post-election bond market sell-off. However, these securities recovered nicely through the first eight months of 2017 and generally contributed positively to year-to-date performance.
Overall, our preference for revenue bonds over GO bonds aided relative results. In addition, overweight positions and security selection in the transportation and education (charter schools) sectors contributed to performance.
Strong Demand, Fundamentals Support Upbeat Outlook for California Munis
We continue to have a positive outlook toward California munis, expecting investor demand and fund flows to remain healthy. We continue to favor securities in the hospital, education, and transportation sectors, and given our outlook for modest economic growth, relatively low rates, and generally healthy credit fundamentals, we plan to increase the portfolio’s exposure to risk as attractive opportunities arise. As always, fundamental credit research will drive our investment decisions.
We do not expect any widespread effects on the national muni market from Hurricane Harvey, but select local securities in Houston may be affected. It is important to note, historically, federal reimbursements and Congressional appropriations in the wake of natural disasters have muted any credit impacts. Furthermore, the broad muni market has not experienced any material defaults resulting from other major natural disasters.

6

Fund Characteristics

August 31, 2017
Portfolio at a Glance
Weighted Average Maturity	20.0 years
Average Duration (Modified)	6.2 years

Top Five Sectors	% of fund investments
Special Tax	35%
Hospital	15%
Tollroads	7%
Tobacco	7%
Other Education	6%

Types of Investments in Portfolio	% of net assets
Municipal Securities	100.1%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2017 to August 31, 2017 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During Period(1) 3/1/17 - 8/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,051.50	$2.59	0.50%
I Class	$1,000	$1,052.60	$1.55	0.30%
Y Class	$1,000	$1,040.10(2)	$1.09(3)	0.27%
A Class	$1,000	$1,050.20	$3.88	0.75%
C Class	$1,000	$1,046.30	$7.74	1.50%
Hypothetical
Investor Class	$1,000	$1,022.69	$2.55	0.50%
I Class	$1,000	$1,023.69	$1.53	0.30%
Y Class	$1,000	$1,023.84(4)	$1.38(4)	0.27%
A Class	$1,000	$1,021.43	$3.82	0.75%
C Class	$1,000	$1,017.64	$7.63	1.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Ending account value based on actual return from April 10, 2017 (commencement of sale) through August 31, 2017.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 144, the number of days in the period from April 10, 2017 (commencement of sale) through August 31, 2017, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

9

Schedule of Investments

AUGUST 31, 2017

	Principal Amount	Value
MUNICIPAL SECURITIES — 100.1%
California — 99.2%
91 Express Lanes Toll Road Rev., 5.00%, 8/15/30	$2,400,000	$2,828,736
ABAG Finance Authority for Nonprofit Corps. Rev., (Jackson Laboratory), 5.00%, 7/1/37	2,000,000	2,196,580
ABC Unified School District GO, Capital Appreciation, 0.00%, 8/1/21 (NATL)(1)	1,000,000	951,310
Alameda Community Facilities District Special Tax, 5.00%, 9/1/42	1,250,000	1,394,513
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/26	2,000,000	2,337,980
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/27 (AGM)	2,000,000	2,402,600
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/37	1,500,000	1,726,650
Alhambra Rev., (Atherton Baptist Homes), 7.50%, 1/1/20, Prerefunded at 100% of Par(2)	1,415,000	1,595,752
Antelope Valley Healthcare District Rev., 5.00%, 3/1/26	5,000,000	5,249,200
Antelope Valley Healthcare District Rev., 5.00%, 3/1/46	5,000,000	5,046,550
Atwater Wastewater Rev., 5.00%, 5/1/40 (AGM)	1,200,000	1,395,672
Atwater Wastewater Rev., 5.00%, 5/1/43 (AGM)	1,000,000	1,158,520
Bay Area Toll Authority Rev., VRDN, 1.49%, 9/7/17, resets weekly off the MUNIPSA plus 0.70%	1,450,000	1,457,671
Bay Area Toll Authority Rev., VRDN, 1.89%, 9/7/17, resets weekly off the MUNIPSA plus 1.10%	2,500,000	2,535,300
Bay Area Toll Authority Rev., VRDN, 2.04%, 9/7/17, resets weekly off the MUNIPSA plus 1.25%	1,000,000	1,011,540
Beaumont Unified School District GO, Capital Appreciation, 0.00%, 8/1/40 (AGM)(1)	2,000,000	837,960
Berryessa Union School District GO, Capital Appreciation, 0.00%, 8/1/21 (AGM)(1)	1,190,000	1,133,201
Berryessa Union School District GO, Capital Appreciation, 0.00%, 8/1/22 (AGM)(1)	1,220,000	1,130,135
Berryessa Union School District GO, Capital Appreciation, 0.00%, 8/1/23 (AGM)(1)	1,000,000	901,660
California County Tobacco Securitization Agency Rev., (Alameda County Tobacco Securitization Corp.), 0.00%, 6/1/50(1)	22,520,000	2,250,424
California County Tobacco Securitization Agency Rev., (Los Angeles County Securitization Corp.), 5.45%, 6/1/28	2,000,000	2,024,120
California County Tobacco Securitization Agency Rev., (Los Angeles County Securitization Corp.), 5.65%, 6/1/41	1,500,000	1,508,700
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/25	715,000	879,078
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/31 (GA: Brandman University)	1,820,000	2,030,447
California Educational Facilities Authority Rev., (Loma Linda University), 5.00%, 4/1/30	575,000	689,097
California Educational Facilities Authority Rev., (Loma Linda University), 5.00%, 4/1/31	650,000	773,065
California Educational Facilities Authority Rev., (Loma Linda University), 5.00%, 4/1/32	500,000	588,210
California Educational Facilities Authority Rev., (Loma Linda University), 5.00%, 4/1/33	575,000	672,238

10

	Principal Amount	Value
California Educational Facilities Authority Rev., (Loma Linda University), 5.00%, 4/1/34	$1,250,000	$1,454,588
California Educational Facilities Authority Rev., (Loma Linda University), 5.00%, 4/1/35	1,250,000	1,450,075
California Educational Facilities Authority Rev., (University of Redlands), 5.00%, 10/1/34	1,000,000	1,164,310
California Health Facilities Financing Authority Rev., (Adventist Health System/West Obligated Group), 4.00%, 3/1/24	2,250,000	2,563,762
California Health Facilities Financing Authority Rev., (Adventist Health System/West Obligated Group), 4.00%, 3/1/25	250,000	286,863
California Health Facilities Financing Authority Rev., (Adventist Health System/West Obligated Group), 4.00%, 3/1/39	4,615,000	4,821,383
California Health Facilities Financing Authority Rev., (Children's Hospital Los Angeles), 5.00%, 8/15/47	3,215,000	3,631,278
California Health Facilities Financing Authority Rev., (Children's Hospital of Orange County), 6.50%, 11/1/38 (GA: Children's Healthcare of California)	3,000,000	3,349,290
California Health Facilities Financing Authority Rev., (Lucile Salter Packard Children's Hospital at Stanford Obligated Group), 5.00%, 8/15/26	1,020,000	1,176,978
California Health Facilities Financing Authority Rev., (Providence St. Joseph Health Obligated Group), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	1,000,000	1,062,820
California Health Facilities Financing Authority Rev., (Providence St. Joseph Health Obligated Group), 5.00%, 7/1/37	445,000	507,095
California Health Facilities Financing Authority Rev., (Scripps Health Obligated Group), 5.50%, 10/1/20	1,500,000	1,578,150
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.25%, 8/15/31	2,030,000	2,329,709
California Infrastructure & Economic Development Bank Rev., (Colburn School), VRDN, 1.79%, 9/7/17, resets weekly off the MUNIPSA plus 1.00%	2,190,000	2,189,737
California Infrastructure & Economic Development Bank Rev., (Museum Associates), VRDN, 2.62%, 9/7/17, resets weekly off 70% of the 1-month LIBOR plus 1.75%	1,000,000	1,006,130
California Infrastructure & Economic Development Bank Rev., (Pacific Gas & Electric Co.), VRDN, 0.80%, 9/1/17, resets daily off the remarketing agent (LOC: Union Bank N.A.)	1,200,000	1,200,000
California Mobilehome Park Financing Authority Rev., (Millennium Housing of California), 5.50%, 12/15/41	2,000,000	2,002,380
California Municipal Finance Authority COP, (Community Hospitals of Central California Obligated Group), 5.50%, 2/1/19, Prerefunded at 100% of Par(2)	1,450,000	1,547,281
California Municipal Finance Authority Rev., (Azusa Pacific University), 8.00%, 4/1/21, Prerefunded at 100% of Par(2)	3,335,000	4,162,714
California Municipal Finance Authority Rev., (Azusa Pacific University), 5.00%, 4/1/41	1,860,000	2,014,715
California Municipal Finance Authority Rev., (Biola University, Inc.), 5.875%, 10/1/18, Prerefunded at 100% of Par(2)	1,000,000	1,055,970
California Municipal Finance Authority Rev., (Biola University, Inc.), 5.00%, 10/1/25	1,210,000	1,468,105
California Municipal Finance Authority Rev., (Biola University, Inc.), 5.00%, 10/1/26	355,000	433,892
California Municipal Finance Authority Rev., (Bowles Hall Foundation), 5.00%, 6/1/50	1,750,000	1,875,160
California Municipal Finance Authority Rev., (Caritas Affordable Housing, Inc.), 5.00%, 8/15/20	600,000	656,652
California Municipal Finance Authority Rev., (Caritas Affordable Housing, Inc.), 5.00%, 8/15/22	360,000	411,073

11

	Principal Amount	Value
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/27	$1,000,000	$1,216,210
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/46	3,615,000	4,031,376
California Municipal Finance Authority Rev., (Creative Center of Los Altos), 4.00%, 11/1/26(3)	625,000	632,638
California Municipal Finance Authority Rev., (Creative Center of Los Altos), 4.00%, 11/1/36(3)	1,400,000	1,324,456
California Municipal Finance Authority Rev., (Creative Center of Los Altos), 4.50%, 11/1/46(3)	2,100,000	2,011,065
California Municipal Finance Authority Rev., (Eisenhower Medical Center), 5.00%, 7/1/42	1,750,000	1,996,435
California Municipal Finance Authority Rev., (Eisenhower Medical Center), 5.00%, 7/1/47	3,000,000	3,405,870
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 5.00%, 11/1/24	1,000,000	1,169,000
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 5.00%, 11/1/25	1,000,000	1,177,390
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 5.00%, 11/1/26	500,000	592,360
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 5.00%, 11/1/35	350,000	388,864
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 5.00%, 11/1/40	500,000	550,815
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 5.00%, 11/1/44	300,000	328,890
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 5.25%, 11/1/47	1,600,000	1,818,880
California Municipal Finance Authority Rev., (Nova Academy), 5.00%, 6/15/36(3)	1,825,000	1,854,711
California Municipal Finance Authority Rev., (Nova Academy), 5.00%, 6/15/46(3)	2,425,000	2,440,641
California Municipal Finance Authority Rev., (Santa Rosa Academy LLC), 5.125%, 7/1/35(3)	905,000	968,133
California Municipal Finance Authority Rev., (Santa Rosa Academy LLC), 5.375%, 7/1/45(3)	1,400,000	1,504,412
California Municipal Finance Authority Rev., (Touro College and University System Obligated Group), 5.25%, 1/1/34	950,000	1,047,793
California Municipal Finance Authority Rev., (Touro College and University System Obligated Group), 5.25%, 1/1/40	1,750,000	1,920,117
California Pollution Control Financing Authority Rev., (Poseidon Resources Channelside LP), 5.00%, 11/21/45(3)	3,165,000	3,171,203
California Public Finance Authority Rev., (Henry Mayo Newhall Memorial Hospital), 5.00%, 10/15/47	3,500,000	3,838,065
California Public Finance Authority Rev., (Keck Graduate Institute of Applied Life Sciences), 5.00%, 7/1/47(3)	1,000,000	1,086,520
California School Finance Authority Rev., (52nd & Crenshaw LLC), 6.00%, 10/1/49	700,000	768,586
California School Finance Authority Rev., (Alliance for College Ready Public Schools Obligated Group), 5.00%, 7/1/31	4,000,000	4,535,320
California School Finance Authority Rev., (Alliance for College Ready Public Schools Obligated Group), 5.00%, 7/1/45(3)	5,000,000	5,495,350
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/27(3)	500,000	580,305
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/28(3)	1,285,000	1,478,547
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/29(3)	795,000	908,693

12

	Principal Amount	Value
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/30(3)	$400,000	$454,484
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/31(3)	500,000	565,475
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/40(3)	1,000,000	1,109,480
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/46(3)	1,000,000	1,102,910
California School Finance Authority Rev., (Downtown College Prep Obligated Group), 4.00%, 6/1/26(3)	1,265,000	1,279,864
California School Finance Authority Rev., (Downtown College Prep Obligated Group), 4.50%, 6/1/31(3)	1,000,000	1,012,940
California School Finance Authority Rev., (Downtown College Prep Obligated Group), 5.00%, 6/1/46(3)	2,325,000	2,373,081
California School Finance Authority Rev., (Downtown College Prep Obligated Group), 5.00%, 6/1/51(3)	2,000,000	2,027,560
California School Finance Authority Rev., (Encore Education Obligated Group), 5.00%, 6/1/42(3)	2,010,000	1,984,553
California School Finance Authority Rev., (Encore Education Obligated Group), 5.00%, 6/1/52(3)	2,190,000	2,112,934
California School Finance Authority Rev., (Green Dot Public Schools Obligated Group), 5.00%, 8/1/45(3)	3,500,000	3,787,210
California School Finance Authority Rev., (Kepler Education, Inc.), 5.75%, 5/1/37(3)	1,050,000	1,080,492
California School Finance Authority Rev., (Kepler Education, Inc.), 5.875%, 5/1/47(3)	1,425,000	1,463,233
California School Finance Authority Rev., (Kipp Schools), 4.125%, 7/1/24	455,000	491,364
California School Finance Authority Rev., (Kipp Schools), 5.00%, 7/1/34	500,000	555,150
California School Finance Authority Rev., (Kipp Schools), 5.00%, 7/1/37(3)	590,000	677,355
California School Finance Authority Rev., (Kipp Schools), 5.125%, 7/1/44	700,000	773,493
California School Finance Authority Rev., (Kipp Schools), 5.00%, 7/1/45(3)	1,650,000	1,830,147
California School Finance Authority Rev., (Kipp Schools), 5.00%, 7/1/47(3)	920,000	1,042,121
California School Finance Authority Rev., (Rocketship Education Obligated Group), 5.00%, 6/1/21(3)	400,000	424,216
California School Finance Authority Rev., (Rocketship Education Obligated Group), 5.00%, 6/1/26(3)	500,000	537,490
California School Finance Authority Rev., (Rocketship Education Obligated Group), 5.00%, 6/1/31(3)	870,000	905,644
California School Finance Authority Rev., (Rocketship Education Obligated Group), 5.00%, 6/1/36(3)	1,000,000	1,024,450
California School Finance Authority Rev., (Rocketship Education Obligated Group), 5.00%, 6/1/46(3)	2,100,000	2,130,828
California State Public Works Board Rev., 4.00%, 11/1/17	1,235,000	1,241,928
California State Public Works Board Rev., 5.75%, 10/1/19, Prerefunded at 100% of Par(2)	2,000,000	2,204,780
California State Public Works Board Rev., 6.00%, 3/1/20, Prerefunded at 100% of Par(2)	1,250,000	1,408,238
California State Public Works Board Rev., 5.00%, 4/1/25	1,500,000	1,750,530
California State Public Works Board Rev., 5.75%, 10/1/31	1,000,000	1,166,410
California State Public Works Board Rev., 5.00%, 12/1/31	975,000	1,107,220
California State Public Works Board Rev., 5.00%, 4/1/37	5,465,000	6,148,890

13

	Principal Amount	Value
California State Public Works Board Rev., 5.00%, 11/1/38	$2,350,000	$2,685,180
California State Public Works Board Rev., 5.00%, 9/1/39	7,000,000	8,049,510
California Statewide Communities Development Authority Rev., (899 Charleston LLC), 5.25%, 11/1/44	1,500,000	1,544,550
California Statewide Communities Development Authority Rev., (Adventist Health System/West Obligated Group), 5.00%, 3/1/35	1,785,000	2,068,512
California Statewide Communities Development Authority Rev., (American Baptist Homes of the West Obligated Group), 5.00%, 10/1/43 (GA: American Baptist Homes Foundation)	1,200,000	1,292,976
California Statewide Communities Development Authority Rev., (American Baptist Homes of the West Obligated Group), 5.00%, 10/1/45	2,400,000	2,640,840
California Statewide Communities Development Authority Rev., (be.group), 7.25%, 11/15/41(3)	2,500,000	2,754,275
California Statewide Communities Development Authority Rev., (California Baptist University), 5.50%, 11/1/38	7,000,000	7,156,380
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 3.50%, 5/15/36	5,235,000	5,214,845
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/40	1,000,000	1,147,240
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/34	1,500,000	1,729,080
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/44	2,760,000	3,129,647
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.25%, 11/1/30	1,250,000	1,375,163
California Statewide Communities Development Authority Rev., (Episcopal Communities & Services for Seniors), 5.00%, 5/15/42	1,500,000	1,652,130
California Statewide Communities Development Authority Rev., (Henry Mayo Newhall Memorial Hospital), 5.25%, 10/1/43 (AGM)	1,000,000	1,131,690
California Statewide Communities Development Authority Rev., (Independence Support LLC), 7.00%, 6/1/45	7,000,000	6,174,000
California Statewide Communities Development Authority Rev., (Lancer Educational Housing LLC), 5.00%, 6/1/46(3)	3,500,000	3,653,510
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.00%, 12/1/26(3)	2,000,000	2,325,800
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.00%, 12/1/36(3)	1,000,000	1,100,290
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.00%, 12/1/41(3)	1,700,000	1,857,165
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.25%, 12/1/44	5,000,000	5,448,750
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.00%, 12/1/46(3)	9,900,000	10,776,744
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.50%, 12/1/54	4,605,000	5,066,099
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.25%, 12/1/56(3)	10,250,000	11,266,902

14

	Principal Amount	Value
California Statewide Communities Development Authority Rev., (Los Angeles Jewish Home for the Aging Obligated Group), 3.00%, 8/1/21 (California Mortgage Insurance) (GA: Jewish Home Foundation)	$1,220,000	$1,221,928
California Statewide Communities Development Authority Rev., (Redlands Community Hospital), 4.00%, 10/1/41	6,500,000	6,709,950
California Statewide Communities Development Authority Rev., (Southern California Edison Co.), VRDN, 1.375%, 4/2/18, resets off the remarketing agent	4,350,000	4,364,442
California Statewide Communities Development Authority Rev., (Sutter Health Obligated Group), 5.05%, 8/15/18, Prerefunded at 100% of Par (AGM)(2)	1,650,000	1,718,475
California Statewide Communities Development Authority Special Assessment, 2.70%, 9/2/22	345,000	355,933
California Statewide Communities Development Authority Special Assessment, 3.00%, 9/2/23	355,000	369,150
California Statewide Communities Development Authority Special Assessment, 3.00%, 9/2/24	365,000	378,421
California Statewide Communities Development Authority Special Assessment, 5.00%, 9/2/35	1,920,000	2,140,282
California Statewide Communities Development Authority Special Assessment, 5.00%, 9/2/45	3,810,000	4,172,483
California Statewide Communities Development Authority Special Tax, 5.00%, 9/1/36	1,000,000	1,129,420
California Statewide Communities Development Authority Special Tax, 5.00%, 9/1/37	4,515,000	5,080,097
California Statewide Communities Development Authority Special Tax, 5.00%, 9/1/45	1,500,000	1,669,095
Capistrano Unified School District Special Tax, 3.20%, 9/1/44	1,630,000	1,478,687
Capistrano Unified School District Special Tax, 4.00%, 9/1/46	3,000,000	3,066,000
Carson Redevelopment Agency Successor Agency Tax Allocation, 7.00%, 10/1/19, Prerefunded at 100% of Par(2)	2,000,000	2,254,540
Cathedral City Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 8/1/29 (AGM)	1,250,000	1,452,438
Cathedral City Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 8/1/30 (AGM)	1,315,000	1,522,678
Cathedral City Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 8/1/31 (AGM)	1,380,000	1,591,223
Chula Vista Rev., (San Diego Gas & Electric Co.), 5.875%, 1/1/34	1,000,000	1,079,170
Clovis Unified School District GO, 5.00%, 8/1/38	3,000,000	3,506,040
Corona-Norco Unified School District Special Tax, 4.00%, 9/1/45	2,000,000	2,068,820
Del Mar Race Track Authority Rev., 5.00%, 10/1/29	1,010,000	1,096,446
Del Mar Race Track Authority Rev., 5.00%, 10/1/35	2,000,000	2,162,940
Dixon Special Tax, 5.00%, 9/1/45	4,780,000	5,304,701
Duarte Unified School District GO, Capital Appreciation, 0.00%, 11/1/23 (AGM)(1)	1,150,000	1,029,986
Dublin Community Facilities District Improvement Area No. 1 Special Tax, 5.00%, 9/1/37	1,150,000	1,280,790
Dublin Community Facilities District Improvement Area No. 1 Special Tax, 5.00%, 9/1/47	2,840,000	3,118,348
East Garrison Public Finance Authority Special Tax, 5.00%, 9/1/46	1,250,000	1,391,650
Eastern Municipal Water District Special Tax, 5.00%, 9/1/36	3,575,000	3,955,559
El County Dorado Special Tax, 5.00%, 9/1/27	1,055,000	1,257,634
El County Dorado Special Tax, 5.00%, 9/1/29	1,225,000	1,436,313
El County Dorado Special Tax, 5.00%, 9/1/30	1,325,000	1,543,638

15

	Principal Amount	Value
El County Dorado Special Tax, 5.00%, 9/1/31	$1,280,000	$1,482,790
El County Dorado Special Tax, 5.00%, 9/1/32	1,355,000	1,562,749
El County Dorado Special Tax, 4.00%, 9/1/46	2,350,000	2,394,532
Elk Grove Finance Authority Special Tax, 4.00%, 9/1/22	1,310,000	1,454,716
Elk Grove Finance Authority Special Tax, 4.00%, 9/1/24	1,705,000	1,919,165
Elk Grove Finance Authority Special Tax, 4.00%, 9/1/26	2,140,000	2,411,352
Elk Grove Finance Authority Special Tax, 5.00%, 9/1/46	3,500,000	3,942,610
Emeryville Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/31 (AGM)	590,000	684,182
Emeryville Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/34 (AGM)	1,000,000	1,146,490
Escondido Joint Powers Financing Authority Rev., 5.00%, 9/1/31	1,355,000	1,545,012
Folsom Ranch Financing Authority Special Tax, 5.00%, 9/1/47	3,075,000	3,320,600
Fontana Special Tax, 5.00%, 9/1/46	1,000,000	1,121,160
Foothill-De Anza Community College District GO, Capital Appreciation, 0.00%, 8/1/21 (NATL)(1)	3,000,000	2,860,440
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/24(4)	2,200,000	1,921,062
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/42(1)	6,000,000	1,944,840
Foothill-Eastern Transportation Corridor Agency Rev., 6.50%, 1/15/43	4,000,000	4,789,680
Foothill-Eastern Transportation Corridor Agency Rev., 6.00%, 1/15/49	27,500,000	31,746,275
Foothill-Eastern Transportation Corridor Agency Rev., VRDN, 5.50%, 1/15/23, resets off the remarketing agent	3,750,000	4,340,662
Fremont Community Facilities District No. 1 Special Tax, 5.00%, 9/1/40	3,000,000	3,345,600
Fremont Community Facilities District No. 1 Special Tax, 5.00%, 9/1/45	2,000,000	2,219,540
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/24	1,500,000	1,789,050
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/25	1,000,000	1,200,470
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/26	1,000,000	1,208,470
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/29	1,500,000	1,753,095
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/29	1,545,000	1,833,343
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/33	2,945,000	2,942,349
Golden State Tobacco Securitization Corp. Rev., 5.30%, 6/1/37	7,000,000	7,052,570
Golden State Tobacco Securitization Corp. Rev., Capital Appreciation, 0.00%, 6/1/47(1)	20,000,000	2,590,200
Golden State Tobacco Securitization Corp. Rev., 5.125%, 6/1/47	16,900,000	16,832,062
Golden State Tobacco Securitization Corp. Rev., 5.75%, 6/1/47	4,705,000	4,704,577
Hayward Area Recreation and Park District COP, 5.125%, 1/1/24, Prerefunded at 100% of Par(2)	1,500,000	1,851,810
Hemet Unified School District Financing Authority Special Tax, 5.00%, 9/1/34	350,000	393,617
Hemet Unified School District Financing Authority Special Tax, 5.00%, 9/1/39	2,100,000	2,332,533
Hesperia Special Tax, 5.00%, 9/1/29	1,060,000	1,212,619
Hesperia Special Tax, 5.00%, 9/1/35	2,690,000	2,995,665
Hesperia Public Financing Authority Tax Allocation, 5.50%, 9/1/32 (XLCA)	3,000,000	3,006,030
Hesperia Public Financing Authority Tax Allocation, 5.50%, 9/1/37 (XLCA)	2,025,000	2,028,645

16

	Principal Amount	Value
Huntington Beach Community Facilities District Special Tax, 5.375%, 9/1/33	$1,700,000	$1,912,245
Independent Cities Finance Authority Rev., (Augusta Communities LLC), 5.00%, 5/15/39	2,500,000	2,664,625
Independent Cities Finance Authority Rev., (Millennium Housing Corp.), 5.00%, 9/15/36	1,000,000	1,072,410
Independent Cities Finance Authority Rev., (Millennium Housing Corp.), 5.00%, 9/15/36	1,500,000	1,602,330
Independent Cities Finance Authority Rev., (Millennium Housing LLC), 6.75%, 8/15/46	2,500,000	2,847,175
Independent Cities Finance Authority Rev., (Millennium Housing LLC), 5.00%, 10/15/47	4,000,000	4,275,120
Inland Valley Development Agency Tax Allocation, 5.25%, 9/1/37	1,110,000	1,278,420
Irvine Rev., VRDN, 0.80%, 9/1/17, resets daily off the remarketing agent (LOC: State Street Bank & Trust Co.)	1,500,000	1,500,000
Irvine Special Assessment, 5.00%, 9/2/24	700,000	807,527
Irvine Special Assessment, 5.00%, 9/2/26	600,000	684,558
Irvine Special Assessment, 5.00%, 9/2/29	700,000	788,795
Irvine Special Assessment, 5.00%, 9/2/30	350,000	391,993
Irvine Special Assessment, 5.00%, 9/2/42	1,500,000	1,678,440
Irvine Special Assessment, VRDN, 0.80%, 9/1/17, resets daily off the remarketing agent (LOC: State Street Bank & Trust Co.)	1,800,000	1,800,000
Irvine Special Assessment, VRDN, 0.80%, 9/1/17, resets daily off the remarketing agent (LOC: State Street Bank & Trust Co.)	5,638,000	5,638,000
Irvine Special Assessment, VRDN, 0.80%, 9/1/17, resets daily off the remarketing agent (LOC: U.S. Bank N.A.)	1,100,000	1,100,000
Irvine Special Tax, 5.00%, 9/1/39	1,000,000	1,106,800
Irvine Special Tax, 5.00%, 9/1/44	500,000	550,225
Irvine Special Tax, 4.00%, 9/1/45	7,500,000	7,834,575
Irvine Special Tax, 5.00%, 9/1/49	4,500,000	4,943,070
Irvine Unified School District Special Tax, 6.70%, 9/1/35	515,000	571,521
Irvine Unified School District Special Tax, 5.00%, 3/1/57	3,500,000	3,933,020
Jurupa Community Services District Special Tax, 8.875%, 9/1/18, Prerefunded at 100% of Par(2)	2,000,000	2,162,500
Jurupa Community Services District Special Tax, 5.00%, 9/1/37	250,000	270,480
Jurupa Community Services District Special Tax, 5.00%, 9/1/40	1,605,000	1,797,391
Jurupa Community Services District Special Tax, 5.00%, 9/1/42	1,000,000	1,075,540
Jurupa Public Financing Authority Special Tax, 5.00%, 9/1/42	1,000,000	1,136,930
La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/36	1,100,000	1,167,980
Lake Elsinore Special Tax, 4.00%, 9/1/46	4,480,000	4,597,062
Lake Elsinore Public Financing Authority Special Tax, 5.00%, 9/1/34	535,000	597,691
Lake Elsinore Public Financing Authority Special Tax, 5.00%, 9/1/40	2,380,000	2,654,176
Lammersville Joint Unified School District Special Tax, 5.00%, 9/1/27	450,000	545,886
Lammersville Joint Unified School District Special Tax, 5.00%, 9/1/28	505,000	604,884
Lammersville Joint Unified School District Special Tax, 5.00%, 9/1/30	1,300,000	1,536,327
Lammersville Joint Unified School District Special Tax, 5.00%, 9/1/32	1,510,000	1,762,608
Lammersville Joint Unified School District Special Tax, 6.00%, 9/1/43	1,250,000	1,448,275

17

	Principal Amount	Value
Lammersville Joint Unified School District Special Tax, 5.00%, 9/1/47	$3,750,000	$4,190,287
Long Beach Bond Finance Authority Rev., 5.50%, 11/15/37 (GA: Merrill Lynch & Co.)	1,150,000	1,479,142
Long Beach Marina System Rev., 5.00%, 5/15/45	5,245,000	5,768,346
Los Alamitos Unified School District COP, Capital Appreciation, 0.00%, 8/1/24(4)	1,300,000	1,174,030
Los Angeles Community Facilities District Special Tax, 6.40%, 9/1/22	755,000	772,493
Los Angeles County COP, 5.00%, 3/1/23	1,000,000	1,191,040
Los Angeles County Schools COP, 4.00%, 6/1/18 (AGM)	1,650,000	1,689,716
Los Angeles County Schools COP, 5.00%, 6/1/19 (AGM)	1,200,000	1,286,628
Los Angeles County Schools COP, 5.00%, 6/1/20 (AGM)	1,305,000	1,444,661
Los Angeles County Schools COP, 5.00%, 6/1/21 (AGM)	1,895,000	2,162,745
Los Angeles Department of Water & Power Rev., 5.00%, 7/1/30	3,500,000	4,161,255
Los Angeles Unified School District COP, 5.00%, 10/1/29	350,000	411,565
Los Angeles Unified School District GO, 5.00%, 7/1/18	3,335,000	3,454,760
Los Angeles Unified School District GO, 5.00%, 7/1/24	3,430,000	3,950,948
Los Angeles Unified School District GO, 5.00%, 7/1/30	1,155,000	1,393,681
M-S-R Energy Authority Rev., 7.00%, 11/1/34 (GA: Citigroup, Inc.)	1,700,000	2,460,053
M-S-R Energy Authority Rev., 6.50%, 11/1/39 (GA: Citigroup, Inc.)	4,000,000	5,776,480
Menifee Union School District Public Financing Authority Special Tax, 5.00%, 9/1/24	1,200,000	1,430,292
Menifee Union School District Public Financing Authority Special Tax, 5.00%, 9/1/26	755,000	898,722
Menifee Union School District Public Financing Authority Special Tax, 4.00%, 9/1/27	420,000	463,819
Menifee Union School District Public Financing Authority Special Tax, 5.00%, 9/1/28	325,000	380,497
Modesto Irrigation District COP, 6.00%, 10/1/39	2,120,000	2,279,721
Montebello Community Redevelopment Agency Successor Agency Tax Allocation, 8.10%, 3/1/18, Prerefunded at 100% of Par(2)	2,000,000	2,073,640
Moorpark Rev., (Villa del Arroyo Moorpark LLC), 6.50%, 5/15/41	4,000,000	4,497,760
Murrieta Community Facilities District Special Tax, 5.00%, 9/1/42	655,000	729,303
Murrieta Community Facilities District Special Tax, 5.00%, 9/1/46	825,000	916,154
Murrieta Financing Authority Special Tax, 5.00%, 9/1/31	1,735,000	1,917,054
Murrieta Valley Unified School District Public Financing Authority Special Tax, 5.00%, 9/1/23	2,530,000	2,985,324
Murrieta Valley Unified School District Public Financing Authority Special Tax, 5.00%, 9/1/30	1,735,000	2,016,816
Murrieta Valley Unified School District Public Financing Authority Special Tax, 5.00%, 9/1/31	1,915,000	2,213,491
Murrieta Valley Unified School District Public Financing Authority Special Tax, 5.00%, 9/1/32	1,155,000	1,326,194
Norman Y Mineta San Jose International Airport SJC Rev., 5.25%, 3/1/34	2,605,000	2,913,745
Northern California Power Agency Rev., 5.00%, 7/1/31	1,090,000	1,243,701
Northern Inyo County Local Hospital District Rev., 3.875%, 12/1/27	1,785,000	1,766,311
Oakland Unified School District/Alameda County GO, 6.625%, 8/1/21, Prerefunded at 100% of Par(2)	770,000	937,606
Oakland Unified School District/Alameda County GO, 5.50%, 8/1/22, Prerefunded at 100% of Par(2)	2,150,000	2,602,403

18

	Principal Amount	Value
Ontario Community Facilities District No. 24 Special Tax, 5.00%, 9/1/26	$390,000	$466,522
Ontario Community Facilities District No. 24 Special Tax, 5.00%, 9/1/41	1,000,000	1,123,160
Ontario Community Facilities District No. 24 Special Tax, 5.00%, 9/1/46	1,000,000	1,115,770
Ontario Community Facilities District No. 28 Special Tax, 5.00%, 9/1/42	1,000,000	1,106,900
Ontario Community Facilities District No. 28 Special Tax, 5.00%, 9/1/47	500,000	551,960
Ontario Community Facilities District No. 31 Special Tax, 5.00%, 9/1/42	1,050,000	1,170,981
Orange Community Facilities District Special Tax, 5.00%, 10/1/40 (AGM)	2,000,000	2,279,020
Orange County Community Facilities District Special Tax, 5.25%, 8/15/45	4,000,000	4,526,840
Orange County Community Facilities District Special Tax, 5.00%, 8/15/46	10,000,000	11,242,700
Oxnard Financing Authority Rev., 5.00%, 6/1/33 (AGM)	2,095,000	2,416,981
Oxnard Financing Authority Rev., 5.00%, 6/1/34 (AGM)	2,750,000	3,161,592
Palm Desert Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 10/1/22 (BAM)	400,000	472,840
Palm Desert Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 10/1/24 (BAM)	475,000	579,001
Palm Desert Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 10/1/25 (BAM)	850,000	1,048,365
Palm Desert Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 10/1/26 (BAM)	600,000	747,270
Palm Springs Financing Authority Rev., 5.00%, 6/1/35	4,000,000	4,517,800
Palomar Health Rev., 5.00%, 11/1/27	2,005,000	2,358,742
Palomar Health Rev., 5.00%, 11/1/30	3,000,000	3,453,810
Palomar Health Rev., 5.00%, 11/1/31	2,125,000	2,435,802
Palomar Health Rev., 5.00%, 11/1/36	6,250,000	7,031,625
Palomar Health Rev., 4.00%, 11/1/39	8,875,000	8,956,117
Palomar Health Rev., 5.00%, 11/1/39	3,170,000	3,542,602
Paramount Unified School District GO, Capital Appreciation, 0.00%, 8/1/51 (BAM)(1)	10,000,000	1,216,200
Perris Union High School District Special Tax, 5.00%, 9/1/41	4,750,000	5,207,662
Pleasant Valley School District/Ventura County GO, 5.85%, 8/1/31 (NATL)	4,835,000	6,156,454
Poway Unified School District Rev., 7.875%, 9/15/19, Prerefunded at 100% of Par(2)	3,760,000	4,286,362
Poway Unified School District Special Tax, 3.375%, 9/1/42	2,475,000	2,407,457
Poway Unified School District Public Financing Authority Special Tax, 5.00%, 9/1/34	1,000,000	1,123,410
Poway Unified School District Public Financing Authority Special Tax, 5.00%, 9/1/35	1,000,000	1,120,170
Poway Unified School District Public Financing Authority Special Tax, 5.00%, 9/1/36	1,250,000	1,396,488
Rancho Cordova Community Facilities District Special Tax, 4.00%, 9/1/22	400,000	444,188
Rancho Cordova Community Facilities District Special Tax, 4.00%, 9/1/23	650,000	729,404
Rancho Cordova Community Facilities District Special Tax, 4.00%, 9/1/24	500,000	562,805

19

	Principal Amount	Value
Rancho Cordova Community Facilities District Special Tax, 4.00%, 9/1/26	$1,000,000	$1,126,800
Rancho Cordova Community Facilities District Special Tax, 4.00%, 9/1/27	425,000	474,275
Rancho Cordova Community Facilities District Special Tax, 4.00%, 9/1/29	1,280,000	1,407,142
Rancho Cordova Community Facilities District Special Tax, 4.00%, 9/1/31	1,350,000	1,458,000
Rancho Cordova Community Facilities District Special Tax, 4.00%, 9/1/37	3,000,000	3,159,180
Rancho Cordova Community Facilities District Special Tax, 5.00%, 9/1/40	1,195,000	1,333,548
Rancho Cordova Community Facilities District Special Tax, 5.00%, 9/1/45	1,250,000	1,388,138
Rancho Water District Community Facilities District No. 89-5 Special Tax, VRDN, 0.76%, 9/6/17, resets weekly off the remarketing agent (LOC: Wells Fargo Bank N.A.)	2,235,000	2,235,000
Redding Electric System Rev., 5.00%, 6/1/21	400,000	456,516
Redding Electric System Rev., 5.00%, 6/1/23	740,000	887,586
Redwood City Redevelopment Agency Successor Agency Tax Allocation, Capital Appreciation, 0.00%, 7/15/28 (Ambac)(1)	3,405,000	2,393,749
Rio Elementary School District Community Facilities District Special Tax, 5.00%, 9/1/35	2,550,000	2,839,756
Rio Elementary School District Community Facilities District Special Tax, 5.50%, 9/1/39	1,785,000	1,996,148
River Islands Public Financing Authority Special Tax, 5.50%, 9/1/45	1,500,000	1,611,495
River Islands Public Financing Authority Special Tax, 5.50%, 9/1/45	5,000,000	5,371,650
Riverside County Community Facilities Districts Special Tax, 5.00%, 9/1/30	1,035,000	1,138,345
Riverside County Community Facilities Districts Special Tax, 5.00%, 9/1/35	2,520,000	2,730,874
Riverside County Community Facilities Districts Special Tax, 5.00%, 9/1/40	2,250,000	2,476,035
Riverside County Community Facilities Districts Special Tax, 5.00%, 9/1/42	3,000,000	3,220,920
Riverside County Community Facilities Districts Special Tax, 5.00%, 9/1/42	1,110,000	1,235,918
Riverside County Community Facilities Districts Special Tax, 5.00%, 9/1/44	2,735,000	2,995,782
Riverside County Community Facilities Districts Special Tax, 5.00%, 9/1/45	540,000	599,665
Riverside County Public Financing Authority Tax Allocation, 4.00%, 10/1/36 (BAM)	2,500,000	2,661,575
Riverside County Redevelopment Successor Agency Tax Allocation, 6.25%, 10/1/20, Prerefunded at 100% of Par(2)	2,200,000	2,554,904
Riverside County Transportation Commission Rev., 5.25%, 6/1/39	800,000	947,696
Riverside County Transportation Commission Rev., Capital Appreciation, 0.00%, 6/1/41(1)	2,000,000	682,880
Riverside County Transportation Commission Rev., Capital Appreciation, 0.00%, 6/1/42(1)	3,320,000	1,078,303
Riverside County Transportation Commission Rev., Capital Appreciation, 0.00%, 6/1/43(1)	5,000,000	1,544,100
Riverside County Transportation Commission Rev., 5.75%, 6/1/44	500,000	568,420
Riverside Sewer Rev., 5.00%, 8/1/40	2,000,000	2,295,140
Romoland School District Special Tax, 5.00%, 9/1/35	4,685,000	5,284,258
Romoland School District Special Tax, 5.00%, 9/1/38	2,900,000	3,248,493

20

	Principal Amount	Value
Romoland School District Special Tax, 5.00%, 9/1/41	$1,250,000	$1,414,950
Romoland School District Special Tax, 5.00%, 9/1/43	2,640,000	2,866,538
Roseville Special Tax, 5.00%, 9/1/32(3)	1,265,000	1,427,337
Roseville Special Tax, 5.00%, 9/1/37	1,250,000	1,390,913
Roseville Special Tax, 5.00%, 9/1/38	1,650,000	1,847,785
Roseville Special Tax, 5.00%, 9/1/44	1,650,000	1,794,292
Roseville Special Tax, 5.00%, 9/1/47(3)	6,500,000	7,047,040
Roseville Natural Gas Financing Authority Rev., 5.00%, 2/15/27 (GA: Merrill Lynch & Co.)	5,000,000	5,791,150
Sacramento Special Tax, 5.00%, 9/1/41	1,900,000	2,140,806
Sacramento Special Tax, 5.00%, 9/1/46	2,250,000	2,525,265
Sacramento Special Tax, 5.00%, 9/1/47(3)	1,900,000	2,067,751
Sacramento County Special Tax, 5.00%, 9/1/40	2,350,000	2,651,740
Sacramento County Special Tax, 5.00%, 9/1/45	4,700,000	5,271,097
Sacramento County Special Tax, 5.00%, 9/1/46	2,385,000	2,674,801
Sacramento County Airport System Rev., 6.00%, 7/1/35	4,000,000	4,162,920
Sacramento Transportation Authority Rev., 5.00%, 10/1/24	1,055,000	1,262,761
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 2.00%, 12/1/17 (AGM)	2,675,000	2,683,212
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 12/1/21 (AGM)	3,900,000	4,522,128
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 12/1/23 (AGM)	2,425,000	2,932,843
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	9,350,000	10,943,240
San Clemente Special Tax, 5.00%, 9/1/46	7,665,000	8,506,387
San County Bernardino Special Tax, 5.00%, 9/1/33	3,000,000	3,360,210
San Diego Special Tax, 5.00%, 9/1/37	985,000	1,123,245
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/25	835,000	1,007,002
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/26	525,000	625,658
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/30	725,000	830,901
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/24	300,000	361,878
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/25	955,000	1,144,864
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/26	500,000	597,085
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/43	2,500,000	2,822,725
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/44	1,500,000	1,677,165
San Diego Public Facilities Financing Authority Water Rev., 5.00%, 8/1/30	2,000,000	2,345,260
San Diego Redevelopment Agency Successor Agency Tax Allocation, 7.00%, 11/1/19, Prerefunded at 100% of Par(2)	3,000,000	3,395,880
San Diego Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/21	390,000	451,569
San Diego Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/22	545,000	649,787
San Diego Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/23	650,000	790,615
San Diego Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/24	700,000	864,136
San Diego Unified Port District Rev., 5.00%, 9/1/26	750,000	868,800

21

	Principal Amount	Value
San Francisco City & County Redevelopment Agency Special Tax, Capital Appreciation, 0.00%, 8/1/43(1)	$5,500,000	$1,349,480
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/33	780,000	893,006
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/43	1,000,000	1,128,730
San Gorgonio Memorial Health Care District GO, 4.00%, 8/1/18	515,000	529,296
San Gorgonio Memorial Health Care District GO, 5.00%, 8/1/20	1,000,000	1,107,820
San Gorgonio Memorial Health Care District GO, 5.00%, 8/1/21	275,000	312,862
San Jacinto Community Facilities District Special Tax, 5.00%, 9/1/28	1,080,000	1,279,184
San Jacinto Community Facilities District Special Tax, 5.00%, 9/1/29	1,165,000	1,370,017
San Jacinto Community Facilities District Special Tax, 5.00%, 9/1/32	450,000	518,738
San Jacinto Community Facilities District Special Tax, 5.00%, 9/1/33	1,280,000	1,469,722
San Jacinto Community Facilities District Special Tax, 5.00%, 9/1/34	335,000	382,771
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/25 (NATL)(1)	3,090,000	2,409,118
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/29 (NATL)(1)	165,000	106,168
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/31 (NATL)(1)	16,000,000	9,280,480
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/32 (NATL)(1)	290,000	160,361
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/36 (NATL)(1)	1,335,000	620,388
San Joaquin Hills Transportation Corridor Agency Rev., 5.25%, 1/15/44	6,000,000	6,599,880
San Mateo Special Tax, 6.00%, 9/1/42	500,000	560,860
San Mateo Special Tax, 5.50%, 9/1/44	2,250,000	2,464,852
Santa Barbara Secondary High School District GO, 0.00%, 8/1/36(1)	10,000,000	4,920,800
Santa Cruz County Redevelopment Agency Tax Allocation, 4.00%, 9/1/34 (BAM)	1,000,000	1,079,180
Santa Cruz County Redevelopment Agency Tax Allocation, 4.00%, 9/1/35 (BAM)	900,000	967,581
Santa Cruz County Redevelopment Agency Tax Allocation, 4.00%, 9/1/36 (BAM)	1,350,000	1,445,877
Santa Margarita Water District Special Tax, 5.625%, 9/1/43	1,250,000	1,402,938
Santaluz Community Facilities District No. 2 Special Tax, 5.10%, 9/1/30, Prerefunded at 103% of Par(2)	465,000	508,770
Saugus-Castaic School Facilities Financing Authority Special Tax, 6.00%, 9/1/43	1,475,000	1,685,291
Saugus/Hart School Facilities Financing Authority Special Tax, 5.00%, 9/1/41	1,235,000	1,383,039
Saugus/Hart School Facilities Financing Authority Special Tax, 5.00%, 9/1/46	1,245,000	1,389,034
Silicon Valley Tobacco Securitization Authority Rev., Capital Appreciation, 0.00%, 6/1/36(1)	12,000,000	4,198,560
Silicon Valley Tobacco Securitization Authority Rev., Capital Appreciation, 0.00%, 6/1/41(1)	5,000,000	1,187,650
South Placer Wastewater Authority Rev., VRN, 1.12%, 9/7/17, resets weekly off the MUNIPSA plus 0.33%	2,985,000	2,984,433

22

	Principal Amount	Value
Southern California Public Power Authority Rev., 5.25%, 11/1/19 (GA: Goldman Sachs & Co.)	$2,445,000	$2,646,248
Southern California Public Power Authority Rev., 5.00%, 11/1/33 (GA: Goldman Sachs & Co.)	3,755,000	4,560,222
Southern Mono Health Care District GO, Capital Appreciation, 0.00%, 8/1/26 (NATL)(1)	1,800,000	1,428,426
State of California GO, 5.00%, 11/1/19	5,000,000	5,443,350
State of California GO, 5.25%, 2/1/30	5,000,000	5,852,050
State of California GO, 6.00%, 4/1/38	5,000,000	5,391,500
State of California GO, VRN, 1.69%, 9/7/17, resets weekly off the MUNIPSA plus 0.90%	2,000,000	2,001,680
State of California GO, VRN, 1.79%, 9/7/17, resets weekly off the MUNIPSA plus 1.00%	800,000	806,528
State of California GO, VRN, 1.94%, 9/7/17, resets weekly off the MUNIPSA plus 1.15%	960,000	975,485
Stockton Public Financing Authority Rev., 5.00%, 9/1/28 (BAM)	2,215,000	2,622,139
Stockton Public Financing Authority Rev., 5.00%, 9/1/29 (BAM)	1,750,000	2,046,887
Stockton Public Financing Authority Rev., 6.25%, 10/1/40	1,750,000	2,161,267
Stockton Unified School District GO, 5.00%, 8/1/31	4,620,000	5,499,417
Stockton Unified School District GO, 5.00%, 8/1/42 (AGM)	705,000	798,109
Sunnyvale Special Tax, 7.75%, 8/1/32	6,500,000	6,516,445
Susanville Public Financing Authority Rev., 6.00%, 6/1/45	3,000,000	3,167,550
Tahoe-Truckee Unified School District GO, Capital Appreciation, 0.00%, 8/1/22 (NATL)(1)	2,690,000	2,499,144
Tahoe-Truckee Unified School District GO, Capital Appreciation, 0.00%, 8/1/23 (NATL)(1)	2,220,000	2,008,723
Tejon Ranch Public Facilities Finance Authority Special Tax, 5.00%, 9/1/45	4,000,000	4,439,080
Tobacco Securitization Authority of Northern California Rev., (Sacramento County Tobacco Securitization Corp.), Capital Appreciation, 0.00%, 6/1/45(1)	20,000,000	1,877,400
Tobacco Securitization Authority of Northern California Rev., (Sacramento County Tobacco Securitization Corp.), 5.50%, 6/1/45	2,000,000	1,999,860
Tobacco Securitization Authority of Southern California Rev., (San Diego County Tobacco Asset Securitization Corp.), 5.00%, 6/1/37	2,250,000	2,249,775
Tobacco Securitization Authority of Southern California Rev., (San Diego County Tobacco Asset Securitization Corp.), Capital Appreciation, 0.00%, 6/1/46(1)	25,000,000	2,397,000
Tobacco Securitization Authority of Southern California Rev., (San Diego County Tobacco Asset Securitization Corp.), 5.125%, 6/1/46	14,120,000	14,119,153
Tracy Community Facilities District No. 2006-01 Special Tax, 5.75%, 9/1/36	3,105,000	3,111,365
Tracy Public Financing Authority Special Tax, 4.00%, 9/2/18	1,900,000	1,952,345
Tracy Public Financing Authority Special Tax, 5.00%, 9/2/19	2,285,000	2,450,160
Tracy Public Financing Authority Special Tax, 5.00%, 9/2/20	2,100,000	2,315,418
Tulare Sewer Rev., 5.00%, 11/15/22 (AGM)	500,000	595,180
Tulare Sewer Rev., 5.00%, 11/15/24 (AGM)	500,000	615,925
Tulare Sewer Rev., 5.00%, 11/15/25 (AGM)	400,000	498,572
Tustin Community Facilities District Special Tax, 5.00%, 9/1/37	3,330,000	3,736,793
Tustin Community Facilities District Special Tax, 5.00%, 9/1/40	1,100,000	1,226,720
Tustin Community Facilities District Special Tax, 5.00%, 9/1/45	2,200,000	2,441,494
University of California Rev., VRDN, 0.77%, 9/7/17, resets weekly off the remarketing agent	1,500,000	1,500,000
Val Verde Unified School District Special Tax, 5.00%, 9/1/37	1,750,000	1,956,902

23

	Principal Amount	Value
Washington Township Health Care District Rev., 5.00%, 7/1/26	$400,000	$465,480
Washington Township Health Care District Rev., 3.25%, 7/1/27	1,000,000	1,025,070
Washington Township Health Care District Rev., 3.50%, 7/1/28	750,000	776,258
Washington Township Health Care District Rev., 3.75%, 7/1/29	1,000,000	1,045,940
Whittier Rev., (Presbyterian Intercommunity Hospital Obligated Group), 5.00%, 6/1/44	3,500,000	3,875,095
William S Hart Union High School District Special Tax, 5.00%, 9/1/42	1,350,000	1,514,039
William S Hart Union High School District Special Tax, 5.00%, 9/1/47	2,350,000	2,613,999
Woodland Special Tax, 4.00%, 9/1/41	2,750,000	2,836,762
Woodland Special Tax, 4.00%, 9/1/45	2,760,000	2,833,526
Yuba City Unified School District GO, Capital Appreciation, 0.00%, 3/1/25 (NATL)(1)	1,500,000	1,271,790
		1,063,916,397
Guam — 0.5%
Guam Government Rev., 5.125%, 1/1/42	1,000,000	1,048,560
Guam Government Power Authority Rev., 5.00%, 10/1/34	850,000	904,400
Guam Government Waterworks Authority Rev., 5.00%, 1/1/46	3,000,000	3,237,450
		5,190,410
U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority Rev., 5.00%, 9/1/33(3)	2,500,000	2,763,375
Virgin Islands Public Finance Authority Rev., 6.75%, 10/1/37	2,000,000	1,529,020
		4,292,395
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $1,011,854,417)		1,073,399,202
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,388,473)
TOTAL NET ASSETS — 100.0%		$1,072,010,729

24

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
GA	-	Guaranty Agreement
GO	-	General Obligation
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
MUNIPSA	-	SIFMA Municipal Swap Index
NATL	-	National Public Finance Guarantee Corporation
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA	-	XL Capital Ltd.

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $99,423,330, which represented 9.3% of total net assets.

(4)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

See Notes to Financial Statements.

25

Statement of Assets and Liabilities

AUGUST 31, 2017
Assets
Investment securities, at value (cost of $1,011,854,417)	$1,073,399,202
Cash	7,077
Receivable for investments sold	1,435,946
Receivable for capital shares sold	1,199,152
Interest receivable	14,691,605
1,090,732,982

Liabilities
Payable for investments purchased	15,763,420
Payable for capital shares redeemed	2,104,621
Accrued management fees	422,213
Distribution and service fees payable	36,116
Dividends payable	395,883
18,722,253

Net Assets	$1,072,010,729

Net Assets Consist of:
Capital paid in	$1,033,491,114
Accumulated net realized loss	(23,025,170)
Net unrealized appreciation	61,544,785
$1,072,010,729

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$844,105,322	79,295,008	$10.65
I Class	$143,717,153	13,505,138	$10.64
Y Class	$5,199	488	$10.65
A Class	$55,456,642	5,209,346	$10.65*
C Class	$28,726,413	2,698,270	$10.65
*Maximum offering price $11.15 (net asset value divided by 0.955).

See Notes to Financial Statements.

26

Statement of Operations

YEAR ENDED AUGUST 31, 2017
Investment Income (Loss)
Income:
Interest	$42,480,723

Expenses:
Management fees	4,937,708
Distribution and service fees:
A Class	250,198
C Class	312,204
Trustees' fees and expenses	64,033
Other expenses	1,024
5,565,167

Net investment income (loss)	36,915,556

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	11,984,424
Futures contract transactions	(574)
11,983,850

Change in net unrealized appreciation (depreciation) on investments	(50,783,956)

Net realized and unrealized gain (loss)	(38,800,106)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,884,550)

See Notes to Financial Statements.

27

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2017 AND AUGUST 31, 2016
Increase (Decrease) in Net Assets	August 31, 2017	August 31, 2016
Operations
Net investment income (loss)	$36,915,556	$34,055,922
Net realized gain (loss)	11,983,850	4,230,387
Change in net unrealized appreciation (depreciation)	(50,783,956)	57,796,693
Net increase (decrease) in net assets resulting from operations	(1,884,550)	96,083,002

Distributions to Shareholders
From net investment income:
Investor Class	(28,324,115)	(25,388,631)
I Class	(4,497,795)	(3,839,737)
Y Class	(75)	—
A Class	(3,299,979)	(4,068,923)
C Class	(793,592)	(758,631)
Decrease in net assets from distributions	(36,915,556)	(34,055,922)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(57,422,820)	243,686,421

Net increase (decrease) in net assets	(96,222,926)	305,713,501

Net Assets
Beginning of period	1,168,233,655	862,520,154
End of period	$1,072,010,729	$1,168,233,655

See Notes to Financial Statements.

28

Notes to Financial Statements

AUGUST 31, 2017

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California High-Yield Municipal Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income that is exempt from federal and California income taxes.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class and C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

29

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended August 31, 2017 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1925% to 0.3100%	0.2500% to 0.3100%	0.49%
I Class		0.0500% to 0.1100%	0.29%
Y Class		0.0200% to 0.0800%	0.26%
A Class		0.2500% to 0.3100%	0.49%
C Class		0.2500% to 0.3100%	0.49%

30

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended August 31, 2017 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $56,950,000 and $73,146,000, respectively. The interfund transactions had no effect on the Statement of Operations in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended August 31, 2017 were $532,402,834 and $595,359,995, respectively.

31

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2017(1)		Year ended August 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	26,189,729	$273,638,534	26,802,333	$286,994,238
Issued in reinvestment of distributions	2,324,261	24,326,354	2,007,232	21,446,102
Redeemed	(27,686,532)	(288,127,876)	(11,670,371)	(124,790,844)
	827,458	9,837,012	17,139,194	183,649,496
I Class
Sold	6,250,544	65,605,363	5,076,136	54,438,032
Issued in reinvestment of distributions	420,458	4,395,823	347,604	3,713,020
Redeemed	(5,736,159)	(59,396,128)	(987,026)	(10,524,745)
	934,843	10,605,058	4,436,714	47,626,307
Y Class			N/A
Sold	481	5,000
Issued in reinvestment of distributions	7	75
	488	5,075
A Class
Sold	2,199,257	23,014,296	3,326,804	35,497,945
Issued in reinvestment of distributions	260,115	2,712,818	346,809	3,699,115
Redeemed	(9,578,080)	(99,395,422)	(2,912,232)	(31,016,450)
	(7,118,708)	(73,668,308)	761,381	8,180,610
C Class
Sold	519,375	5,461,353	913,025	9,779,499
Issued in reinvestment of distributions	60,676	634,383	53,006	565,560
Redeemed	(986,201)	(10,297,393)	(571,494)	(6,115,051)
	(406,150)	(4,201,657)	394,537	4,230,008
Net increase (decrease)	(5,762,069)	$(57,422,820)	22,731,826	$243,686,421

(1)	April 10, 2017 (commencement of sale) through August 31, 2017 for the Y Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

32

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 162 contracts.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended August 31, 2017, the effect of interest rate risk derivative instruments on the Statement of Operations was $(574) in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The fund focuses its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Exempt income	$36,915,556	$34,055,922
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,011,854,417
Gross tax appreciation of investments	$65,649,134
Gross tax depreciation of investments	(4,104,349)
Net tax appreciation (depreciation) of investments	$61,544,785
Undistributed exempt income	—
Accumulated short-term capital losses	$(19,088,869)
Post-October capital loss deferral	$(3,936,301)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

33

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2018	2019
$(12,885,340)	$(6,203,529)

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Standards
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

34

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$10.97	0.37	(0.32)	0.05	(0.37)	$10.65	0.58%	0.50%	3.53%	50%	$844,105
2016	$10.30	0.37	0.67	1.04	(0.37)	$10.97	10.27%	0.50%	3.47%	19%	$860,997
2015	$10.25	0.39	0.05	0.44	(0.39)	$10.30	4.32%	0.50%	3.75%	41%	$631,702
2014	$9.33	0.41	0.92	1.33	(0.41)	$10.25	14.50%	0.50%	4.14%	57%	$571,924
2013	$10.13	0.40	(0.80)	(0.40)	(0.40)	$9.33	(4.14)%	0.50%	3.99%	81%	$472,141
I Class(3)
2017	$10.97	0.39	(0.33)	0.06	(0.39)	$10.64	0.69%	0.30%	3.73%	50%	$143,717
2016	$10.30	0.39	0.67	1.06	(0.39)	$10.97	10.49%	0.30%	3.67%	19%	$137,888
2015	$10.25	0.41	0.05	0.46	(0.41)	$10.30	4.53%	0.30%	3.95%	41%	$83,751
2014	$9.33	0.43	0.92	1.35	(0.43)	$10.25	14.73%	0.30%	4.34%	57%	$76,561
2013	$10.13	0.42	(0.80)	(0.38)	(0.42)	$9.33	(3.94)%	0.30%	4.19%	81%	$25,217
Y Class
2017(4)	$10.39	0.15	0.26	0.41	(0.15)	$10.65	4.01%	0.27%(5)	3.73%(5)	50%(6)	$5

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$10.97	0.34	(0.32)	0.02	(0.34)	$10.65	0.33%	0.75%	3.28%	50%	$55,457
2016	$10.30	0.34	0.67	1.01	(0.34)	$10.97	10.00%	0.75%	3.22%	19%	$135,279
2015	$10.25	0.36	0.05	0.41	(0.36)	$10.30	4.06%	0.75%	3.50%	41%	$119,150
2014	$9.33	0.38	0.92	1.30	(0.38)	$10.25	14.21%	0.75%	3.89%	57%	$114,878
2013	$10.13	0.38	(0.80)	(0.42)	(0.38)	$9.33	(4.38)%	0.75%	3.74%	81%	$105,296
C Class
2017	$10.97	0.27	(0.32)	(0.05)	(0.27)	$10.65	(0.42)%	1.50%	2.53%	50%	$28,726
2016	$10.30	0.26	0.67	0.93	(0.26)	$10.97	9.18%	1.50%	2.47%	19%	$34,070
2015	$10.25	0.28	0.05	0.33	(0.28)	$10.30	3.29%	1.50%	2.75%	41%	$27,917
2014	$9.33	0.31	0.92	1.23	(0.31)	$10.25	13.37%	1.50%	3.14%	57%	$23,860
2013	$10.13	0.30	(0.80)	(0.50)	(0.30)	$9.33	(5.09)%	1.50%	2.99%	81%	$25,056

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through August 31, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California High-Yield Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California High-Yield Municipal Fund (one of the four funds constituting the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
October 17, 2017

37

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	47	CYS Investments, Inc.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	47	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	47	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

38

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	47	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	47	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	47	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	47	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

39

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

40

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

41

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for

42

the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was

43

below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

44

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $36,923,530 as exempt interest dividends for the fiscal year ended August 31, 2017.

45

Notes

46

Notes

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90325 1710

Annual Report

August 31, 2017

California Intermediate-Term Tax-Free Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended August 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Improving Sentiment Helped Municipal Bonds Rebound From Early Losses

Broad bond market returns began retreating early in the period, as investors looked ahead to a likely year-end interest rate hike from the Federal Reserve (the Fed). Municipal bonds (munis) were vulnerable to a sell-off because they had rallied for 14 straight months through August 2016, which boosted their valuations. The bond market sell-off accelerated in November, following Donald Trump’s presidential win. His pro-growth agenda fueled inflation fears that sent bond yields sharply higher, while his tax cut proposals caused additional price declines for munis. Through the four-month period ended December 31, 2016, the Bloomberg Barclays Municipal Bond Index declined -4.10%.

Broad bond market sentiment began a dramatic shift in late 2016/early 2017, as the initial optimism surrounding President Trump’s policy agenda faded in the wake of health care and tax reform delays. In addition to benefiting from the tax reform stalemate, munis advanced due to their attractive valuations versus Treasuries following the late-2016 sell-off. Demand for munis increased, but muni supply generally declined. This favorable backdrop helped munis rebound from their late-2016 downturn to gain 5.20% for the first eight months of 2017, according to Bloomberg Barclays.

Meanwhile, the Fed raised interest rates three times during the reporting period and indicated a balance sheet reduction plan is in the works. Monetary normalization is likely to continue, but weak inflation may prompt the Fed to push additional rate hikes into 2018. Given the Fed’s cautious approach and a likely continuation of modest economic growth and low inflation, we expect U.S. Treasury yields to remain relatively low and within a fairly tight range in the months ahead. We believe this backdrop underscores the importance of remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies to uncover attractive opportunities. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of August 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCITX	0.46%	2.54%	4.07%	—	11/9/83
Bloomberg Barclays 7 Year Municipal Bond Index	—	1.53%	2.89%	4.73%	—	—
I Class	BCTIX	0.66%	2.75%	—	3.97%	3/1/10
Y Class	ACYTX	—	—	—	2.94%	4/10/17
A Class	BCIAX					3/1/10
No sales charge		0.21%	2.29%	—	3.50%
With sales charge		-4.33%	1.35%	—	2.87%
C Class	BCIYX	-0.46%	1.52%	—	2.75%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2017
Investor Class — $14,914

Bloomberg Barclays 7 Year Municipal Bond Index — $15,882

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class
0.47%	0.27%	0.24%	0.72%	1.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Joseph Gotelli, Alan Kruss, and Steven Permut

Performance summary

California Intermediate-Term Tax-Free Bond returned 0.46%* for the 12 months ended August 31, 2017. The Bloomberg Barclays 7 Year Municipal Bond Index returned 1.53%. Fund returns reflect operating expenses, while index returns do not.

The absolute returns for the fund and the index reflected the challenging backdrop for municipal bonds (munis) early in the reporting period, when fixed-income securities sold off sharply. Munis rebounded early in 2017 and generally delivered solid returns through the first eight months of 2017, benefiting from attractive valuations, favorable supply/demand factors, and inaction on federal tax reform. For the entire 12-month reporting period, munis outperformed U.S. Treasuries and the broad taxable investment-grade U.S. fixed-income market. Within the muni universe, California munis generally underperformed national munis, short- and intermediate-maturity munis generally outperformed longer-maturity securities, lower-quality munis generally outperformed higher-quality munis, and revenue bonds modestly outperformed general obligation (GO) bonds.
Munis Bounced Back After Early Losses
Expectations for a year-end rate hike from the Federal Reserve (the Fed) combined with the Republican party’s sweep in the November election sparked a severe bond market sell-off in late 2016. Investors assumed President Trump and a Republican-majority Congress would usher in stronger U.S. economic growth, rising inflation, and higher interest rates. Munis were particularly vulnerable to the bond market sell-off after ending a 14-month winning streak in September. Munis faced additional pressure from record supply, waning demand, and uncertainty regarding potential changes to federal tax legislation.
Market sentiment changed quickly in early 2017, as potentially oversold conditions boosted the attractiveness of bonds in general and munis in particular. In addition, investors tempered their expectations for President Trump’s administration to quickly implement its pro-growth agenda, which helped calm fixed-income market volatility, even as the Fed raised rates in March and June. Also, health care reform failed to advance through Congress, which effectively extended the timetable for tax reform and alleviated some tax policy-related concerns in the muni market. Meanwhile, mixed economic data and weaker inflation drove Treasury yields lower, and muni yields followed suit. Furthermore, demand for munis remained robust due to the tax advantages and perceived “safe haven” munis offered investors, but supply continued to decline, which aided the broad market.
Fiscal, Credit Backdrops Remained Stable
State and local finances in California and across the U.S. remained relatively healthy, although tax revenues slowed in the first several months of 2017, as investors delayed capital gains ahead of anticipated tax reform. The California economy continued to grow, albeit at a slower pace due to a slowdown in payroll growth. California’s payroll employment grew at the same pace as the nation, versus robust outperformance in recent years. The state’s fiscal condition remained solid. In late June, the legislature approved the state’s 2017-18 budget, which features a boost in public school funding and an allocation of $1.8 billion to the state’s rainy day fund. The budget projects the state

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

will end fiscal 2018 with $9.9 billion in reserves, or almost 8% of general fund revenues. The state's liquidity position remains strong, as indicated by nearly $37 billion in available liquidity at 2017 fiscal year-end. However, California remains vulnerable to federal health care reform, given California is one of 31 states participating in Medicaid expansion under the Affordable Care Act.
Overall, muni credit quality trends in California and across the U.S. remained stable, despite some high-profile credit situations in Illinois and Puerto Rico. Most municipal issuers have adjusted to the slow-growth environment and maintained balanced budgets. Muni defaults remained rare, and the ratio of muni credit-rating upgrades to downgrades remained on a modest uptrend. The current slow-growth economy combined with increasing legacy costs related to pensions and retiree health care obligations may continue to pressure select isolated credits (such as Illinois, New Jersey, and Connecticut), but we do not believe they are indicative of a systematic marketwide problem.
Maturity Strategy Weighed on Performance
We maintained a “laddered” maturity structure, which seeks broad exposure across the yield curve to achieve a particular weighted average maturity (WAM). Conversely, the index is “bulleted,” focusing on a particular segment of the muni yield curve to achieve its WAM. Overall, the portfolio’s exposure to the longer end of the yield curve detracted from relative performance. During the late 2016 sell-off, longer-maturity yields increased more than the intermediate-maturity yields emphasized in the index. In addition, the portfolio’s duration, which was slightly longer than the index’s prior to November’s election, weighed on relative performance as yields increased. As the muni market recovered during the first several months of 2017, our maturity strategy remained a factor, as longer-maturity yields declined less than yields on intermediate-maturity munis.
Our other active positions contributed to results versus the index. For example, an underweight position in AAA-rated munis and an overweight position in munis with BBB credit ratings aided performance. In terms of sector exposure, overweight positions in hospital, transportation, and charter school bonds, along with security selection, contributed to performance. In addition, our preference for revenue bonds over GO bonds aided relative results.
Strong Demand, Fundamentals Support Upbeat Outlook for California Munis
We continue to have a positive outlook toward California munis, expecting investor demand and fund flows to remain healthy. We continue to favor securities in the hospital, education, and transportation sectors, and given our outlook for modest economic growth, relatively low rates, and generally healthy credit fundamentals, we are maintaining a slight bias toward lower-quality securities (investment-grade securities with BBB credit ratings) and higher-yielding sectors (hospitals, charter schools, and tobacco). As always, fundamental credit research will drive our investment decisions.
We do not expect any widespread effects on the national muni market from Hurricane Harvey, but select local securities in Houston may be affected. It is important to note, historically, federal reimbursements and Congressional appropriations in the wake of natural disasters have muted any credit impacts. Furthermore, the broad muni market has not experienced any material defaults resulting from other major natural disasters.

Fund Characteristics

August 31, 2017
Portfolio at a Glance
Weighted Average Maturity	9.3 years
Average Duration (Modified)	4.9 years

Top Five Sectors	% of fund investments
Hospital	12%
General Obligation (GO) - Local	11%
Special Tax	10%
Water/Sewer	8%
Lease Revenue	8%

Types of Investments in Portfolio	% of net assets
Municipal Securities	99.7%
Other Assets and Liabilities	0.3%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2017 to August 31, 2017 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During Period(1) 3/1/17 - 8/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,034.80	$2.41	0.47%
I Class	$1,000	$1,035.80	$1.39	0.27%
Y Class	$1,000	$1,029.40(2)	$0.96(3)	0.24%
A Class	$1,000	$1,033.50	$3.69	0.72%
C Class	$1,000	$1,029.60	$7.52	1.47%
Hypothetical
Investor Class	$1,000	$1,022.84	$2.40	0.47%
I Class	$1,000	$1,023.84	$1.38	0.27%
Y Class	$1,000	$1,024.00(4)	$1.22(4)	0.24%
A Class	$1,000	$1,021.58	$3.67	0.72%
C Class	$1,000	$1,017.80	$7.48	1.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Ending account value based on actual return from April 10, 2017 (commencement of sale) through August 31, 2017.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 144, the number of days in the period from April 10, 2017 (commencement of sale) through August 31, 2017, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

Schedule of Investments

AUGUST 31, 2017

	Principal Amount	Value
MUNICIPAL SECURITIES — 99.7%
California — 99.6%
91 Express Lanes Toll Road Rev., 5.00%, 8/15/24	$1,000,000	$1,198,870
ABAG Finance Authority for Nonprofit Corps. Rev., (Jackson Laboratory), 5.00%, 7/1/18	500,000	517,275
ABAG Finance Authority for Nonprofit Corps. Rev., (Sharp Healthcare Obligated Group), 6.00%, 8/1/30	2,500,000	2,923,325
ABAG Finance Authority for Nonprofit Corps. Rev., (Sharp Healthcare Obligated Group), 5.00%, 8/1/33	1,450,000	1,663,657
ABAG Finance Authority for Nonprofit Corps. Special Tax, 5.00%, 9/2/28 (AGM)	2,640,000	3,266,498
ABAG Finance Authority for Nonprofit Corps. Special Tax, 5.00%, 9/2/31 (AGM)	1,400,000	1,690,164
ABAG Finance Authority for Nonprofit Corps. Special Tax, 5.00%, 9/2/32 (AGM)	500,000	601,190
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/20	3,010,000	3,371,230
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/22	1,000,000	1,167,610
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/24	2,000,000	2,382,720
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/25	500,000	606,655
Alameda Corridor Transportation Authority Rev., 0.00%, 10/1/35 (NATL)(1)	9,000,000	4,613,220
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/36	3,000,000	3,461,010
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/37	500,000	575,550
Alum Rock Union Elementary School District GO, 6.00%, 8/1/39	1,500,000	1,850,730
Anaheim Public Financing Authority Rev., 5.00%, 10/1/23	1,200,000	1,430,748
Anaheim Public Financing Authority Rev., 5.00%, 10/1/24	2,275,000	2,700,357
Anaheim Public Financing Authority Rev., 5.00%, 5/1/25	1,000,000	1,213,030
Anaheim Public Financing Authority Rev., 5.00%, 5/1/28	1,100,000	1,316,865
Anaheim Public Financing Authority Rev., 5.00%, 5/1/29	1,250,000	1,495,587
Anaheim Public Financing Authority Rev., 5.00%, 5/1/34	1,360,000	1,602,270
Anaheim Public Financing Authority Rev., 5.375%, 10/1/36	700,000	794,745
Anaheim Public Financing Authority Rev., 5.00%, 5/1/39	1,550,000	1,813,515
Anaheim Public Financing Authority Rev., 5.00%, 5/1/46	2,000,000	2,318,520
Atwater Wastewater Rev., 5.00%, 5/1/23 (AGM)	510,000	609,384
Atwater Wastewater Rev., 5.00%, 5/1/25 (AGM)	745,000	911,448
Atwater Wastewater Rev., 5.00%, 5/1/27 (AGM)	415,000	513,110
Atwater Wastewater Rev., 5.00%, 5/1/29 (AGM)	700,000	847,882
Atwater Wastewater Rev., 5.00%, 5/1/32 (AGM)	895,000	1,064,048
Bay Area Toll Authority Rev., 5.00%, 4/1/23, Prerefunded at 100% of Par(2)	5,610,000	6,768,858
Bay Area Toll Authority Rev., 5.00%, 4/1/24	1,500,000	1,760,595
Bay Area Toll Authority Rev., 5.00%, 4/1/25	3,500,000	4,106,340
Bay Area Toll Authority Rev., 5.00%, 4/1/28	5,000,000	6,370,900
Bay Area Toll Authority Rev., 5.00%, 4/1/28	7,185,000	8,419,239
Bay Area Toll Authority Rev., 4.00%, 4/1/30	10,000,000	11,219,100
Bay Area Toll Authority Rev., 5.00%, 10/1/54	5,000,000	5,762,050

	Principal Amount	Value
Bay Area Toll Authority Rev., VRDN, 1.49%, 9/7/17, resets weekly off the MUNIPSA plus 0.70%	$1,000,000	$1,005,290
Bay Area Toll Authority Rev., VRDN, 1.89%, 9/7/17, resets weekly off the MUNIPSA plus 1.10%	2,500,000	2,535,300
Bay Area Toll Authority Rev., VRDN, 2.04%, 9/7/17, resets weekly off the MUNIPSA plus 1.25%	3,500,000	3,540,390
Bay Area Toll Authority Rev., VRDN, 1.50%, 4/2/18, resets off the remarketing agent	3,000,000	3,001,860
Bay Area Toll Authority Rev., VRDN, 2.00%, 4/1/21, resets off the remarketing agent	2,000,000	2,048,600
Bay Area Toll Authority Rev., VRDN, 2.10%, 4/1/22, resets off the remarketing agent	10,000,000	10,314,900
California County Tobacco Securitization Agency Rev., (Los Angeles County Securitization Corp.), 5.45%, 6/1/28	3,000,000	3,036,180
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/21	750,000	852,780
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/24	930,000	1,127,792
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/31 (GA: Brandman University)	1,455,000	1,623,242
California Educational Facilities Authority Rev., (Loma Linda University), 5.00%, 4/1/25	800,000	975,976
California Educational Facilities Authority Rev., (Loma Linda University), 5.00%, 4/1/27	300,000	369,747
California Educational Facilities Authority Rev., (Loma Linda University), 5.00%, 4/1/28	800,000	973,672
California Educational Facilities Authority Rev., (Loyola Marymount University), 5.00%, 10/1/30	1,365,000	1,465,600
California Educational Facilities Authority Rev., (Pomona College), 5.00%, 1/1/24	2,100,000	2,219,616
California Educational Facilities Authority Rev., (Santa Clara University), 5.00%, 4/1/18, Prerefunded at 100% of Par(2)	655,000	671,421
California Educational Facilities Authority Rev., (Santa Clara University), 5.00%, 4/1/18(2)	500,000	512,595
California Educational Facilities Authority Rev., (Santa Clara University), 5.25%, 4/1/18, Prerefunded at 100% of Par(2)	1,875,000	1,924,725
California Educational Facilities Authority Rev., (University of Redlands), 5.00%, 10/1/27	275,000	335,283
California Educational Facilities Authority Rev., (University of Redlands), 5.00%, 10/1/28	250,000	301,598
California Educational Facilities Authority Rev., (University of Redlands), 3.00%, 10/1/29	360,000	370,102
California Educational Facilities Authority Rev., (University of Redlands), 3.00%, 10/1/30	365,000	371,439
California Educational Facilities Authority Rev., (University of Redlands), 3.125%, 10/1/31	295,000	301,699
California Educational Facilities Authority Rev., (University of Redlands), 5.00%, 10/1/32	600,000	706,086
California Educational Facilities Authority Rev., (University of Redlands), 3.25%, 10/1/33	355,000	361,937
California Educational Facilities Authority Rev., (University of Redlands), 5.00%, 10/1/36	250,000	289,840
California Educational Facilities Authority Rev., (University of San Francisco), 5.00%, 10/1/21	750,000	864,038
California Educational Facilities Authority Rev., (University of Southern California), 5.00%, 10/1/18, Prerefunded at 100% of Par(2)	2,950,000	3,086,142
California Educational Facilities Authority Rev., (University of Southern California), 5.00%, 10/1/25	1,875,000	2,361,825

	Principal Amount	Value
California Educational Facilities Authority Rev., (University of the Pacific), 4.50%, 11/1/17	$1,000,000	$1,006,310
California Educational Facilities Authority Rev., (University of the Pacific), 5.00%, 11/1/33	1,000,000	1,163,540
California Health Facilities Financing Authority Rev., (Adventist Health System/West Obligated Group), 4.00%, 3/1/25	1,000,000	1,147,450
California Health Facilities Financing Authority Rev., (Adventist Health System/West Obligated Group), 4.00%, 3/1/39	2,415,000	2,522,999
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/18	1,000,000	1,040,950
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 11/15/22	3,000,000	3,584,250
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 11/15/23	2,150,000	2,612,228
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 11/15/24	1,450,000	1,787,429
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 11/15/26	3,000,000	3,702,180
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 11/15/27	6,000,000	7,350,720
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 11/15/31	2,700,000	3,239,973
California Health Facilities Financing Authority Rev., (Children's Hospital Los Angeles), 5.00%, 8/15/37	1,000,000	1,149,650
California Health Facilities Financing Authority Rev., (Children's Hospital of Orange County), 6.25%, 11/1/29 (GA: Childern's Healthcare of California)	5,000,000	5,555,600
California Health Facilities Financing Authority Rev., (Dignity Health Obligated Group), 5.00%, 7/1/18(2)	3,000,000	3,107,220
California Health Facilities Financing Authority Rev., (El Camino Hospital), 5.00%, 2/1/22	500,000	578,235
California Health Facilities Financing Authority Rev., (El Camino Hospital), 5.00%, 2/1/24	1,200,000	1,442,832
California Health Facilities Financing Authority Rev., (El Camino Hospital), 5.00%, 2/1/25	500,000	609,765
California Health Facilities Financing Authority Rev., (Kaiser Credit Group), 5.00%, 11/1/27	5,000,000	6,360,350
California Health Facilities Financing Authority Rev., (Kaiser Credit Group), 4.00%, 11/1/44	1,000,000	1,053,810
California Health Facilities Financing Authority Rev., (Kaiser Credit Group), 5.00%, 11/1/47	750,000	986,775
California Health Facilities Financing Authority Rev., (Lucile Salter Packard Children's Hospital at Stanford Obligated Group), 5.00%, 8/15/25	5,855,000	6,789,692
California Health Facilities Financing Authority Rev., (Northern California Retired Officers Community), 5.70%, 12/1/18, Prerefunded at 100% of Par (Ambac California Mortgage Insurance)(2)	1,455,000	1,545,807
California Health Facilities Financing Authority Rev., (Providence St. Joseph Health Obligated Group), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	2,085,000	2,214,687
California Health Facilities Financing Authority Rev., (Providence St. Joseph Health Obligated Group), 5.00%, 7/1/37	890,000	1,014,191
California Health Facilities Financing Authority Rev., (Providence St. Joseph Health Obligated Group), 6.25%, 10/1/18, Prerefunded at 100% of Par(2)	3,250,000	3,445,390
California Health Facilities Financing Authority Rev., (Providence St. Joseph Health Obligated Group), 5.50%, 7/1/29	1,500,000	1,621,155

	Principal Amount	Value
California Health Facilities Financing Authority Rev., (Providence St. Joseph Health Obligated Group), 5.75%, 7/1/39	$1,000,000	$1,082,620
California Health Facilities Financing Authority Rev., (Scripps Health Obligated Group), 5.00%, 10/1/17	1,400,000	1,405,040
California Health Facilities Financing Authority Rev., (Stanford Health Care Obligated Group), 5.00%, 11/15/25	2,000,000	2,244,820
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 8/15/18	1,305,000	1,357,735
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 8/15/22	1,650,000	1,917,481
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.25%, 8/15/22	3,335,000	3,480,973
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 11/15/28	465,000	562,199
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 11/15/29	1,000,000	1,198,240
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 11/15/30	1,750,000	2,087,907
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 11/15/31	1,500,000	1,781,490
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 11/15/32	2,000,000	2,433,760
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 6.00%, 8/15/42	1,000,000	1,136,460
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 8/15/52	3,650,000	4,134,610
California Infrastructure & Economic Development Bank Rev., (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/27	1,010,000	1,215,575
California Infrastructure & Economic Development Bank Rev., (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/28	1,205,000	1,442,819
California Infrastructure & Economic Development Bank Rev., (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/29	1,000,000	1,191,530
California Infrastructure & Economic Development Bank Rev., (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/30	1,370,000	1,626,368
California Infrastructure & Economic Development Bank Rev., (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/41	1,000,000	1,158,740
California Infrastructure & Economic Development Bank Rev., (Academy of Motion Picture Arts and Sciences Obligated Group), 4.00%, 11/1/45	1,250,000	1,298,413
California Infrastructure & Economic Development Bank Rev., (California Science Center Foundation), 5.00%, 5/1/28	800,000	978,824
California Infrastructure & Economic Development Bank Rev., (California Science Center Foundation), 5.00%, 5/1/29	1,250,000	1,515,600
California Infrastructure & Economic Development Bank Rev., (California Science Center Foundation), 5.00%, 5/1/31	800,000	958,560
California Infrastructure & Economic Development Bank Rev., (Colburn School), VRDN, 1.79%, 9/7/17, resets weekly off the MUNIPSA plus 1.00%	4,375,000	4,374,475
California Infrastructure & Economic Development Bank Rev., (J. Paul Getty Trust), VRDN, 1.29%, 9/1/17, resets monthly off 70% of the 3-month LIBOR plus 0.37%	2,400,000	2,410,272
California Infrastructure & Economic Development Bank Rev., (J. Paul Getty Trust), VRDN, 1.07%, 9/7/17, resets weekly off the MUNIPSA plus 0.28%	2,750,000	2,751,017

	Principal Amount	Value
California Infrastructure & Economic Development Bank Rev., (J. Paul Getty Trust), VRDN, 1.07%, 9/7/17, resets weekly off the MUNIPSA plus 0.28%	$5,000,000	$5,001,800
California Infrastructure & Economic Development Bank Rev., (Museum Associates), VRDN, 2.62%, 9/7/17, resets weekly off 70% of the 1-month LIBOR plus 1.75%	3,000,000	3,018,390
California Infrastructure & Economic Development Bank Rev., (Sanford Consortium for Regenerative Medicine), 4.00%, 5/15/40	1,915,000	2,029,038
California Infrastructure & Economic Development Bank Rev., (Scripps Research Institute), 4.00%, 7/1/29	1,480,000	1,649,371
California Infrastructure & Economic Development Bank Rev., (Segerstrom Center for the Arts), 5.00%, 7/1/26	8,000,000	9,938,160
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 5.00%, 2/1/24 (GA: Walt & Lilly Disney Foundation)	215,000	260,694
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 5.00%, 2/1/26 (GA: Walt & Lilly Disney Foundation)	750,000	932,610
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 5.00%, 2/1/27 (GA: Walt & Lilly Disney Foundation)	1,000,000	1,226,310
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 5.00%, 2/1/29 (GA: Walt & Lilly Disney Foundation)	700,000	841,134
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 5.00%, 2/1/31 (GA: Walt & Lilly Disney Foundation)	570,000	675,644
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 4.00%, 2/1/33 (GA: Walt & Lilly Disney Foundation)	615,000	663,757
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 4.00%, 2/1/34 (GA: Walt & Lilly Disney Foundation)	500,000	537,325
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 4.00%, 2/1/35 (GA: Walt & Lilly Disney Foundation)	500,000	536,170
California Municipal Finance Authority Rev., (Azusa Pacific University), 5.00%, 4/1/27	1,165,000	1,314,376
California Municipal Finance Authority Rev., (Biola University, Inc.), 5.00%, 10/1/18	250,000	256,423
California Municipal Finance Authority Rev., (Biola University, Inc.), 5.00%, 10/1/23	815,000	972,401
California Municipal Finance Authority Rev., (Biola University, Inc.), 5.00%, 10/1/27	500,000	615,175
California Municipal Finance Authority Rev., (Biola University, Inc.), 5.00%, 10/1/28	1,040,000	1,268,363
California Municipal Finance Authority Rev., (Chevron USA, Inc.), VRDN, 0.75%, 9/1/17, resets daily off the remarketing agent (GA: Chevron Corp.)	6,200,000	6,200,000
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/22	1,000,000	1,146,280
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/23	520,000	607,812
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/25	1,925,000	2,309,172
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/27	545,000	641,607
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/28	1,075,000	1,289,645

	Principal Amount	Value
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/28	$735,000	$857,811
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/29	1,000,000	1,189,550
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/29	1,000,000	1,159,750
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/30	1,000,000	1,176,970
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/33	3,940,000	4,568,154
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/46	4,000,000	4,460,720
California Municipal Finance Authority Rev., (Eisenhower Medical Center), 5.00%, 7/1/19(2)	605,000	650,913
California Municipal Finance Authority Rev., (Eisenhower Medical Center), 5.25%, 7/1/20, Prerefunded at 100% of Par(2)	1,760,000	1,972,626
California Municipal Finance Authority Rev., (Eisenhower Medical Center), 5.00%, 7/1/24	1,245,000	1,487,700
California Municipal Finance Authority Rev., (Eisenhower Medical Center), 5.00%, 7/1/26	1,600,000	1,929,344
California Municipal Finance Authority Rev., (Eisenhower Medical Center), 5.00%, 7/1/29	1,100,000	1,309,341
California Municipal Finance Authority Rev., (Emerson College), 5.75%, 1/1/33	2,250,000	2,538,585
California Municipal Finance Authority Rev., (Emerson College), 6.00%, 1/1/42	1,000,000	1,145,950
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 3.00%, 11/1/20	1,000,000	1,035,610
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 3.00%, 11/1/21	1,680,000	1,750,459
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 4.00%, 11/1/22	1,000,000	1,094,500
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 5.25%, 11/1/36	3,000,000	3,474,780
California Municipal Finance Authority Rev., (University of La Verne), 5.00%, 6/1/25	700,000	857,101
California Municipal Finance Authority Rev., (University of La Verne), 5.00%, 6/1/26	1,000,000	1,227,100
California Municipal Finance Authority Rev., (University of La Verne), 5.00%, 6/1/28	1,000,000	1,222,930
California Public Finance Authority Rev., (Henry Mayo Newhall Memorial Hospital), 5.00%, 10/15/37	1,000,000	1,113,760
California School Finance Authority Rev., (Alliance for College Ready Public Schools Obligated Group), 3.00%, 7/1/19(4)	1,025,000	1,053,249
California School Finance Authority Rev., (Alliance for College Ready Public Schools Obligated Group), 3.00%, 7/1/20(4)	1,115,000	1,156,166
California School Finance Authority Rev., (Alliance for College Ready Public Schools Obligated Group), 5.00%, 7/1/46	5,000,000	5,529,700
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/46(4)	1,000,000	1,102,910
California School Finance Authority Rev., (Rocketship Education Obligated Group), 5.00%, 6/1/26(4)	500,000	537,490
California School Finance Authority Rev., (Rocketship Education Obligated Group), 4.50%, 6/1/27(4)	500,000	518,275
California School Finance Authority Rev., (Rocketship Education Obligated Group), 5.00%, 6/1/34(4)	1,000,000	1,029,930
California State Public Works Board Rev., 4.00%, 11/1/17	1,250,000	1,257,013

	Principal Amount	Value
California State Public Works Board Rev., 6.25%, 4/1/19, Prerefunded at 100% of Par(2)	$2,435,000	$2,645,798
California State Public Works Board Rev., 6.375%, 11/1/19, Prerefunded at 100% of Par(2)	2,500,000	2,799,325
California State Public Works Board Rev., 5.00%, 4/1/21	3,000,000	3,408,840
California State Public Works Board Rev., 5.00%, 9/1/22, Prerefunded at 100% of Par(2)	1,000,000	1,187,080
California State Public Works Board Rev., 5.00%, 4/1/23	2,000,000	2,319,520
California State Public Works Board Rev., 5.00%, 11/1/23	1,500,000	1,812,000
California State Public Works Board Rev., 5.00%, 4/1/25	1,800,000	2,100,636
California State Public Works Board Rev., 5.00%, 9/1/25	5,000,000	6,058,850
California State Public Works Board Rev., 5.25%, 12/1/26	2,000,000	2,332,120
California State Public Works Board Rev., 6.00%, 4/1/27	2,130,000	2,302,402
California State Public Works Board Rev., 5.00%, 5/1/27	5,000,000	6,027,100
California State Public Works Board Rev., 5.00%, 4/1/37	4,545,000	5,113,761
California State Public Works Board Rev., 5.00%, 11/1/38	2,400,000	2,742,312
California State University Rev., 5.00%, 11/1/18	1,800,000	1,889,604
California State University Rev., 5.00%, 11/1/19	1,000,000	1,090,170
California State University Rev., 5.00%, 11/1/20	1,250,000	1,410,738
California State University Rev., 5.00%, 11/1/21	1,000,000	1,165,050
California State University Rev., 5.00%, 11/1/24	5,000,000	5,799,650
California State University Rev., 5.00%, 11/1/28	2,000,000	2,507,260
California State University Rev., 5.00%, 11/1/30	3,000,000	3,702,780
California State University Rev., 5.00%, 11/1/31	2,900,000	3,558,184
California State University Rev., 5.00%, 11/1/32	1,750,000	2,110,535
California State University Rev., VRDN, 4.00%, 11/1/23, resets off the remarketing agent	4,000,000	4,573,800
California Statewide Communities Development Authority Rev., 5.20%, 10/2/17, Prerefunded at 100% of Par (AGM)(2)	300,000	301,062
California Statewide Communities Development Authority Rev., (Adventist Health System/West Obligated Group), 5.00%, 3/1/23	1,190,000	1,408,329
California Statewide Communities Development Authority Rev., (Adventist Health System/West Obligated Group), 5.00%, 3/1/24	800,000	963,280
California Statewide Communities Development Authority Rev., (Adventist Health System/West Obligated Group), 5.00%, 3/1/25	750,000	915,750
California Statewide Communities Development Authority Rev., (Adventist Health System/West Obligated Group), 5.00%, 3/1/26	1,000,000	1,235,240
California Statewide Communities Development Authority Rev., (Adventist Health System/West Obligated Group), 5.00%, 3/1/27	1,590,000	1,943,600
California Statewide Communities Development Authority Rev., (California Baptist University), 5.30%, 11/1/18	1,110,000	1,136,529
California Statewide Communities Development Authority Rev., (California Baptist University), 5.40%, 11/1/27	1,000,000	1,023,210
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/21	1,225,000	1,396,341
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/22	2,000,000	2,338,720
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/23	1,000,000	1,192,620
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/24	1,000,000	1,209,300
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/25	1,925,000	2,351,407

	Principal Amount	Value
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/28	$2,050,000	$2,468,282
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/29	1,250,000	1,492,450
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/30	1,940,000	2,300,840
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/22	475,000	553,798
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/23	600,000	712,998
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/24	750,000	905,265
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/25	800,000	962,200
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/26	885,000	1,059,407
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/27	1,880,000	2,238,535
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.00%, 11/1/17	815,000	820,770
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.00%, 11/1/18	515,000	539,195
California Statewide Communities Development Authority Rev., (Front Porch Communities & Services), 5.00%, 4/1/24(5)	210,000	251,675
California Statewide Communities Development Authority Rev., (Front Porch Communities & Services), 5.00%, 4/1/25(5)	275,000	331,295
California Statewide Communities Development Authority Rev., (Front Porch Communities & Services), 5.00%, 4/1/26(5)	320,000	389,357
California Statewide Communities Development Authority Rev., (Front Porch Communities & Services), 5.00%, 4/1/27(5)	240,000	294,108
California Statewide Communities Development Authority Rev., (Front Porch Communities & Services), 5.00%, 4/1/28(5)	240,000	289,250
California Statewide Communities Development Authority Rev., (Front Porch Communities & Services), 5.00%, 4/1/29(5)	170,000	203,136
California Statewide Communities Development Authority Rev., (Front Porch Communities & Services), 5.00%, 4/1/30(5)	145,000	171,983
California Statewide Communities Development Authority Rev., (Front Porch Communities & Services), 5.00%, 4/1/31(5)	125,000	147,254
California Statewide Communities Development Authority Rev., (Front Porch Communities & Services), 4.00%, 4/1/32(5)	185,000	195,393
California Statewide Communities Development Authority Rev., (Front Porch Communities & Services), 4.00%, 4/1/42(5)	1,250,000	1,286,063
California Statewide Communities Development Authority Rev., (Hebrew Home for Aged Disabled), 3.50%, 11/1/21 (California Mortgage Insurance)	3,000,000	3,152,580
California Statewide Communities Development Authority Rev., (Henry Mayo Newhall Memorial Hospital), 5.00%, 10/1/17, Prerefunded at 100% of Par (California Mortgage Insurance)(2)	1,000,000	1,003,610
California Statewide Communities Development Authority Rev., (John Muir Health), 5.00%, 7/1/20	2,225,000	2,392,164
California Statewide Communities Development Authority Rev., (Kaiser Credit Group), 5.00%, 4/1/42	8,400,000	9,486,456

	Principal Amount	Value
California Statewide Communities Development Authority Rev., (Lancer Educational Housing LLC), 4.00%, 6/1/21(4)	$4,220,000	$4,362,383
California Statewide Communities Development Authority Rev., (Lancer Educational Housing LLC), 4.00%, 6/1/26(4)	3,000,000	3,105,210
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.00%, 12/1/26(4)	5,000,000	5,814,500
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.00%, 12/1/36(4)	3,500,000	3,851,015
California Statewide Communities Development Authority Rev., (Los Angeles Jewish Home for the Aging Obligated Group), 3.00%, 8/1/21 (California Mortgage Insurance) (GA: Jewish Home Foundation)	3,660,000	3,665,783
California Statewide Communities Development Authority Rev., (Rady Children's Hospital Obligated Group), 5.00%, 8/15/28	860,000	1,094,866
California Statewide Communities Development Authority Rev., (Redlands Community Hospital), 5.00%, 10/1/21	300,000	339,141
California Statewide Communities Development Authority Rev., (Redlands Community Hospital), 5.00%, 10/1/22	225,000	259,911
California Statewide Communities Development Authority Rev., (Redlands Community Hospital), 5.00%, 10/1/23	400,000	468,220
California Statewide Communities Development Authority Rev., (Redlands Community Hospital), 5.00%, 10/1/28	1,000,000	1,182,160
California Statewide Communities Development Authority Rev., (Redlands Community Hospital), 5.00%, 10/1/29	600,000	703,500
California Statewide Communities Development Authority Rev., (Redlands Community Hospital), 5.00%, 10/1/31	870,000	1,008,930
California Statewide Communities Development Authority Rev., (Southern California Edison Co.), VRDN, 1.375%, 4/2/18, resets off the remarketing agent	1,775,000	1,780,893
California Statewide Communities Development Authority Rev., (State Joseph Health System), 5.125%, 7/1/18, Prerefunded at 100% of Par (NATL)(2)	2,000,000	2,073,720
California Statewide Communities Development Authority Rev., (Trinity Health Corp. Obligated Group), 5.00%, 12/1/41	1,570,000	1,760,253
Carson Redevelopment Agency Successor Agency Tax Allocation, 4.00%, 10/1/17	675,000	676,843
Carson Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 10/1/19 (AGM)	315,000	342,550
Chaffey Joint Union High School District GO, 5.00%, 8/1/30	3,125,000	3,703,594
Chaffey Joint Union High School District GO, 5.00%, 8/1/32	1,220,000	1,433,671
City & County of San Francisco COP, 5.00%, 10/1/19	2,930,000	3,184,676
City & County of San Francisco COP, 5.00%, 4/1/29	1,170,000	1,246,144
City & County of San Francisco GO, 5.00%, 6/15/25	1,880,000	2,269,198
Clovis Sewer Rev., 5.00%, 8/1/36 (BAM)	2,000,000	2,384,380
Clovis Sewer Rev., 5.00%, 8/1/37 (BAM)	1,150,000	1,369,915
Clovis Sewer Rev., 5.00%, 8/1/38 (BAM)	1,020,000	1,212,137
Clovis Unified School District GO, Capital Appreciation, 0.00%, 8/1/24 (NATL)(1)	5,935,000	5,149,978
Contra Costa Transportation Authority Rev., 5.00%, 3/1/29	1,000,000	1,254,320
Contra Costa Transportation Authority Rev., 5.00%, 3/1/30	1,250,000	1,555,062
Contra Costa Transportation Authority Rev., 5.00%, 3/1/31	1,000,000	1,234,040
Del Mar Race Track Authority Rev., 4.00%, 10/1/19	1,275,000	1,325,987
Del Mar Race Track Authority Rev., 4.00%, 10/1/20	1,330,000	1,399,266
East Bay Municipal Utility District Water System Rev., 5.00%, 6/1/29	5,000,000	6,313,000

	Principal Amount	Value
East Side Union High School District GO, 5.00%, 8/1/25	$1,405,000	$1,647,110
Eastern Municipal Water District COP, 5.00%, 7/1/18, Prerefunded at 100% of Par(2)	1,000,000	1,035,400
Fontana Special Tax, 4.00%, 9/1/18	740,000	760,535
Fontana Special Tax, 4.00%, 9/1/19	390,000	410,615
Fontana Special Tax, 5.00%, 9/1/20	545,000	601,424
Fontana Special Tax, 5.00%, 9/1/22	520,000	602,820
Fontana Special Tax, 5.00%, 9/1/24	575,000	685,348
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/24(3)	1,600,000	1,397,136
Foothill-Eastern Transportation Corridor Agency Rev., 6.25%, 1/15/33	3,000,000	3,545,340
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/42(1)	4,820,000	1,562,355
Foothill-Eastern Transportation Corridor Agency Rev., 6.00%, 1/15/49	3,000,000	3,463,230
Foothill-Eastern Transportation Corridor Agency Rev., VRDN, 5.00%, 1/15/20, resets off the remarketing agent	5,000,000	5,295,300
Foothill-Eastern Transportation Corridor Agency Rev., VRDN, 5.50%, 1/15/23, resets off the remarketing agent	2,750,000	3,183,152
Fresno Joint Powers Financing Authority Rev., 5.00%, 4/1/24 (AGM)	1,350,000	1,632,892
Fresno Joint Powers Financing Authority Rev., 5.00%, 4/1/26 (AGM)	1,650,000	2,021,151
Fresno Joint Powers Financing Authority Rev., 5.00%, 4/1/28 (AGM)	1,400,000	1,699,264
Fresno Joint Powers Financing Authority Rev., 5.00%, 4/1/29 (AGM)	1,000,000	1,202,660
Fresno Joint Powers Financing Authority Rev., 5.00%, 4/1/30 (AGM)	1,350,000	1,611,576
Garden Grove Agency Community Development Successor Agency Tax Allocation, 5.00%, 10/1/22 (BAM)	500,000	591,050
Garden Grove Agency Community Development Successor Agency Tax Allocation, 5.00%, 10/1/23 (BAM)	500,000	602,750
Golden State Tobacco Securitization Corp. Rev., 4.00%, 6/1/18	2,885,000	2,956,375
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/19	1,000,000	1,072,190
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/19	1,000,000	1,072,740
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/20	1,000,000	1,107,020
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/20	1,000,000	1,109,230
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/21	1,000,000	1,144,660
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/22	2,070,000	2,400,165
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/23	3,000,000	3,531,090
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/24	1,000,000	1,192,700
Golden State Tobacco Securitization Corp. Rev., Capital Appreciation, 0.00%, 6/1/25 (AGM)(1)	2,000,000	1,699,780
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/25	10,000,000	12,004,700
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/28	9,000,000	10,772,910
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/29	6,650,000	7,772,054
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/30	1,000,000	1,163,290
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/33	1,225,000	1,223,898
Golden State Tobacco Securitization Corp. Rev., 5.125%, 6/1/47	2,840,000	2,828,583
Grossmont-Cuyamaca Community College District GO, 5.25%, 8/1/27	750,000	910,320

	Principal Amount	Value
Hayward Area Recreation and Park District COP, 5.125%, 1/1/24, Prerefunded at 100% of Par(2)	$1,750,000	$2,160,445
Hemet Unified School District COP, 4.00%, 10/1/30 (AGM)	1,260,000	1,392,476
Hemet Unified School District COP, 4.00%, 10/1/31 (AGM)	1,435,000	1,577,079
Hemet Unified School District COP, 4.00%, 10/1/32 (AGM)	1,365,000	1,492,109
Hemet Unified School District COP, 4.00%, 10/1/33 (AGM)	2,810,000	3,059,921
Huntington Beach Union High School District GO, 5.00%, 8/1/26	3,030,000	3,643,636
Inglewood Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 5/1/22 (BAM)	350,000	409,609
Inglewood Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 5/1/23 (BAM)	1,000,000	1,195,270
Inglewood Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 5/1/25 (BAM)	1,500,000	1,840,320
Inland Valley Development Agency Tax Allocation, 5.25%, 9/1/37	1,110,000	1,278,420
Inland Valley Development Agency Tax Allocation, 5.00%, 9/1/44	1,175,000	1,313,580
Irvine Special Assessment, 4.00%, 9/2/17	850,000	850,077
Irvine Special Assessment, 4.00%, 9/2/18	875,000	901,416
Irvine Special Assessment, 4.00%, 9/2/19	1,400,000	1,480,178
Irvine Special Assessment, 4.00%, 9/2/19	1,375,000	1,460,525
Irvine Special Assessment, 5.00%, 9/2/26	500,000	615,135
Irvine Special Assessment, VRDN, 0.80%, 9/1/17, resets daily off the remarketing agent (LOC: State Street Bank & Trust Co.)	2,000,000	2,000,000
Irvine Special Assessment, VRDN, 0.80%, 9/1/17, resets daily off the remarketing agent (LOC: U.S. Bank N.A.)	1,800,000	1,800,000
Irvine Special Tax, 4.00%, 9/1/26	385,000	429,625
Irvine Special Tax, 4.00%, 9/1/28	1,275,000	1,403,316
Irvine Special Tax, 4.00%, 9/1/30	525,000	570,654
Irvine Special Tax, 5.00%, 9/1/39	1,000,000	1,106,800
Irvine Unified School District Special Tax, 5.00%, 9/1/18, Prerefunded at 100% of Par(2)	450,000	468,878
Irvine Unified School District Special Tax, 5.00%, 9/1/21	1,500,000	1,706,835
Irvine Unified School District Special Tax, 5.00%, 9/1/23	1,135,000	1,346,360
Irvine Unified School District Special Tax, 5.00%, 9/1/25	1,330,000	1,603,235
Irvine Unified School District Special Tax, 5.00%, 9/1/26	640,000	778,202
Irvine Unified School District Special Tax, 4.00%, 9/1/36 (AGM)	1,200,000	1,283,280
Jurupa Public Financing Authority Special Tax, 5.00%, 9/1/23	625,000	752,056
Jurupa Public Financing Authority Special Tax, 5.00%, 9/1/24	680,000	827,655
Jurupa Public Financing Authority Special Tax, 5.00%, 9/1/25	1,000,000	1,202,520
La Quinta Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/19	1,150,000	1,246,750
La Quinta Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/20	1,045,000	1,172,187
La Quinta Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/31	4,265,000	5,005,617
La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/20	640,000	693,882
La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/21	315,000	349,688
La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/22	225,000	255,049
Lancaster Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 8/1/24 (AGM)	435,000	528,821
Lancaster Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 8/1/25 (AGM)	600,000	735,864

	Principal Amount	Value
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/27 (AGM)	$485,000	$595,798
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/28 (AGM)	300,000	364,395
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/29 (AGM)	330,000	397,300
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/32 (AGM)	500,000	593,630
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/33 (AGM)	780,000	921,305
Long Beach Bond Finance Authority Rev., 5.00%, 11/15/35 (GA: Merrill Lynch & Co.)	1,215,000	1,482,786
Long Beach Harbor Rev., 5.00%, 11/15/18	5,000,000	5,256,850
Long Beach Marina System Rev., 5.00%, 5/15/23	650,000	756,763
Long Beach Marina System Rev., 5.00%, 5/15/24	250,000	295,090
Long Beach Marina System Rev., 5.00%, 5/15/25	500,000	591,755
Long Beach Marina System Rev., 5.00%, 5/15/27	800,000	930,032
Long Beach Marina System Rev., 5.00%, 5/15/28	600,000	691,980
Long Beach Marina System Rev., 5.00%, 5/15/40	2,500,000	2,763,675
Los Alamitos Unified School District COP, Capital Appreciation, 0.00%, 8/1/24(3)	2,100,000	1,896,510
Los Angeles Community College District GO, 5.00%, 6/1/26	2,115,000	2,687,763
Los Angeles County COP, 5.00%, 3/1/21	1,195,000	1,355,333
Los Angeles County COP, 5.00%, 3/1/22	1,000,000	1,165,450
Los Angeles County Metropolitan Transportation Authority Rev., 5.00%, 7/1/20	3,000,000	3,349,560
Los Angeles County Metropolitan Transportation Authority Rev., 5.00%, 7/1/21	2,470,000	2,847,688
Los Angeles County Metropolitan Transportation Authority Rev., 5.00%, 7/1/31	1,000,000	1,032,720
Los Angeles County Redevelopment Refunding Authority Redev Agency Successor Agy Tax Allocation, Capital Appreciation, 0.00%, 12/1/19 (AGM)(1)	1,500,000	1,455,105
Los Angeles County Sanitation Districts Financing Authority Rev., 5.00%, 10/1/23	2,855,000	3,456,491
Los Angeles County Sanitation Districts Financing Authority Rev., 5.00%, 10/1/26	2,700,000	3,328,938
Los Angeles Department of Airports Rev., 5.00%, 5/15/18	750,000	772,913
Los Angeles Department of Airports Rev., 5.00%, 5/15/24	3,040,000	3,371,846
Los Angeles Department of Airports Rev., 5.00%, 5/15/26	1,500,000	1,851,885
Los Angeles Department of Airports Rev., 5.00%, 5/15/27	1,280,000	1,566,554
Los Angeles Department of Airports Rev., 5.00%, 5/15/33	1,350,000	1,628,869
Los Angeles Department of Airports Rev., 5.00%, 5/15/34	1,250,000	1,501,075
Los Angeles Department of Airports Rev., 5.00%, 5/15/35	1,500,000	1,794,195
Los Angeles Department of Airports Rev., 5.00%, 5/15/40	3,000,000	3,301,950
Los Angeles Department of Water Rev., 5.00%, 7/1/24	1,500,000	1,767,660
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/18	780,000	808,283
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/26	1,300,000	1,560,429
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/26	1,000,000	1,179,720
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/27	6,470,000	7,734,173

	Principal Amount	Value
Los Angeles Department of Water & Power System Rev., 5.25%, 7/1/32	$3,535,000	$3,668,234
Los Angeles Department of Water & Power System Rev., VRDN, 0.72%, 9/1/17, resets daily off the remarketing agent (SBBPA: Bank of America N.A.)	3,000,000	3,000,000
Los Angeles Department of Water & Power System Rev., VRDN, 0.71%, 9/1/17, resets daily off the remarketing agent (SBBPA: Bank of America N.A.)	3,800,000	3,800,000
Los Angeles Unified School District COP, 5.00%, 10/1/29	1,700,000	1,999,030
Los Angeles Unified School District GO, 5.00%, 7/1/18	2,565,000	2,657,109
Los Angeles Unified School District GO, 5.00%, 7/1/18	6,665,000	6,904,340
Los Angeles Unified School District GO, 5.00%, 7/1/21	3,000,000	3,458,730
Los Angeles Unified School District GO, 5.00%, 7/1/24	5,140,000	5,920,663
Los Angeles Unified School District GO, 5.00%, 7/1/24	5,000,000	6,194,800
Los Angeles Unified School District GO, 5.00%, 7/1/26	5,000,000	6,362,150
Los Angeles Unified School District GO, 5.00%, 7/1/26	3,555,000	4,347,338
Los Angeles Unified School District GO, 5.25%, 7/1/26	3,000,000	3,366,480
Los Angeles Unified School District GO, 5.00%, 7/1/27	1,050,000	1,273,398
Los Angeles Unified School District GO, 5.00%, 7/1/29	4,000,000	4,302,440
Los Angeles Unified School District GO, 5.00%, 7/1/30	1,155,000	1,393,681
Los Angeles Wastewater System Rev., 5.75%, 6/1/19, Prerefunded at 100% of Par(2)	1,325,000	1,438,486
M-S-R Energy Authority Rev., 7.00%, 11/1/34 (GA: Citigroup, Inc.)	5,000,000	7,235,450
M-S-R Energy Authority Rev., 6.50%, 11/1/39 (GA: Citigroup, Inc.)	1,000,000	1,444,120
Menlo Park Community Development Agency Successor Agency Tax Allocation, 3.00%, 10/1/17	650,000	651,268
Menlo Park Community Development Agency Successor Agency Tax Allocation, 4.00%, 10/1/18	885,000	915,630
Menlo Park Community Development Agency Successor Agency Tax Allocation, 5.00%, 10/1/19	420,000	454,910
Menlo Park Community Development Agency Successor Agency Tax Allocation, 5.00%, 10/1/20	325,000	363,688
Metropolitan Water District of Southern California Rev., VRDN, 1.17%, 9/7/17, resets weekly off the MUNIPSA plus 0.38%	9,935,000	9,937,384
Milpitas Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/25	2,325,000	2,893,323
Milpitas Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/26	6,285,000	7,785,984
Mount San Antonio Community College District GO, 5.00%, 8/1/34	2,000,000	2,336,840
Municipal Improvement Corp. of Los Angeles Rev., 5.00%, 3/1/25	3,000,000	3,483,960
Municipal Improvement Corp. of Los Angeles Rev., 4.00%, 11/1/36	3,310,000	3,548,750
Murrieta Financing Authority Special Tax, 5.00%, 9/1/17	1,000,000	1,000,000
Murrieta Financing Authority Special Tax, 5.00%, 9/1/21	1,200,000	1,357,800
Natomas Unified School District GO, 5.00%, 9/1/26 (BAM)	1,785,000	2,139,162
Newark Unified School District GO, 5.00%, 8/1/44	6,030,000	7,069,693
Newport Beach Rev., (Hoag Memorial Hospital/Newport Healthcare Obligated Group), 6.00%, 12/1/21, Prerefunded at 100% of Par(2)	1,000,000	1,199,890
Norman Y Mineta San Jose International Airport SJC Rev., 5.00%, 3/1/27	1,295,000	1,529,291
Norman Y Mineta San Jose International Airport SJC Rev., 5.00%, 3/1/28	1,500,000	1,757,895
Norman Y Mineta San Jose International Airport SJC Rev., 5.00%, 3/1/30	1,750,000	2,025,975

	Principal Amount	Value
Norman Y Mineta San Jose International Airport SJC Rev., 5.00%, 3/1/31	$1,000,000	$1,153,020
North Lake Tahoe Public Financing Authority Rev., 4.00%, 12/1/19	1,000,000	1,069,000
Northern California Power Agency Rev., 5.00%, 8/1/19	2,000,000	2,153,600
Northern California Power Agency Rev., 5.00%, 8/1/20	1,515,000	1,663,303
Northern California Power Agency Rev., 5.00%, 8/1/21	2,050,000	2,250,162
Northern California Power Agency Rev., 5.25%, 8/1/22	4,250,000	4,689,237
Northern California Power Agency Rev., 5.00%, 7/1/26	1,750,000	2,045,662
Northern California Power Agency Rev., 5.00%, 7/1/27	2,000,000	2,333,820
Northern California Transmission Agency Rev., 5.00%, 5/1/21	800,000	914,400
Northern California Transmission Agency Rev., 5.00%, 5/1/28	1,000,000	1,225,720
Northern California Transmission Agency Rev., 5.00%, 5/1/29	1,000,000	1,215,140
Northern California Transmission Agency Rev., 5.00%, 5/1/30	1,855,000	2,240,543
Oakland Alameda County Coliseum Authority Rev., 5.00%, 2/1/18	3,345,000	3,405,511
Oakland Alameda County Coliseum Authority Rev., 5.00%, 2/1/25	4,065,000	4,664,466
Oakland Sewer Rev., 5.00%, 6/15/26	1,200,000	1,457,004
Oakland State Building Authority Rev., 5.00%, 12/1/22	3,825,000	4,538,898
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/20	1,670,000	1,870,083
Oakland Unified School District/Alameda County GO, 6.625%, 8/1/21, Prerefunded at 100% of Par(2)	1,410,000	1,716,915
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/22	750,000	849,675
Oakland Unified School District/Alameda County GO, 5.50%, 8/1/22, Prerefunded at 100% of Par(2)	2,150,000	2,602,403
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/23	1,400,000	1,703,338
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/25	2,500,000	3,142,350
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/25	650,000	817,011
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/31	2,755,000	3,382,148
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/40	950,000	1,112,906
Ontario Community Facilities District No. 24 Special Tax, 4.00%, 9/1/20	295,000	315,149
Ontario Community Facilities District No. 24 Special Tax, 4.00%, 9/1/21	285,000	309,476
Ontario Community Facilities District No. 24 Special Tax, 4.00%, 9/1/22	300,000	329,463
Ontario Community Facilities District No. 24 Special Tax, 4.00%, 9/1/23	60,000	66,430
Ontario Public Financing Authority Rev., 5.00%, 7/1/43	2,000,000	2,323,960
Orange County Community Facilities District Special Tax, 5.00%, 8/15/28	1,960,000	2,211,252
Orange County Community Facilities District Special Tax, 5.00%, 8/15/29	2,000,000	2,366,620
Orange County Community Facilities District Special Tax, 5.00%, 8/15/30	2,220,000	2,604,793
Orange County Community Facilities District Special Tax, 5.00%, 8/15/32	2,575,000	2,990,013
Oxnard Financing Authority Rev., 5.00%, 6/1/25 (AGM)	2,000,000	2,420,840
Oxnard Financing Authority Rev., 5.00%, 6/1/26 (AGM)	3,690,000	4,434,716
Oxnard Financing Authority Rev., 5.00%, 6/1/28 (AGM)	1,515,000	1,791,245
Oxnard Financing Authority Rev., 5.00%, 6/1/32 (AGM)	1,000,000	1,157,720
Oxnard School District GO, VRN, 3.00%, 8/1/20 (AGM)(3)	2,800,000	2,952,096
Palm Desert Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 10/1/28 (BAM)	800,000	982,296

	Principal Amount	Value
Palm Desert Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 10/1/30 (BAM)	$350,000	$421,915
Palmdale Community Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/28 (NATL)	2,150,000	2,614,271
Palmdale Community Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/29 (NATL)	2,075,000	2,500,645
Palmdale Community Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/30 (NATL)	1,215,000	1,451,597
Palomar Health COP, 5.25%, 11/1/21	755,000	797,793
Palomar Health COP, 6.00%, 11/1/41	1,120,000	1,215,357
Palomar Health GO, Capital Appreciation, 0.00%, 8/1/18 (NATL)(1)	3,615,000	3,581,525
Palomar Health GO, Capital Appreciation, 0.00%, 8/1/19 (AGC)(3)	1,660,000	2,022,278
Palomar Health Rev., 5.00%, 11/1/21	3,625,000	4,071,962
Palomar Health Rev., 5.00%, 11/1/24	2,375,000	2,783,191
Palomar Health Rev., 5.00%, 11/1/27	4,100,000	4,823,363
Palomar Health Rev., 5.00%, 11/1/29	4,585,000	5,311,585
Peralta Community College District GO, 5.00%, 8/1/22	2,145,000	2,551,006
Pittsburg Successor Agency Redevelopment Agency Tax Allocation, 5.00%, 9/1/29 (AGM)	3,000,000	3,588,630
Pomona Public Financing Authority Rev., 4.00%, 6/1/24 (AGM)	225,000	258,512
Pomona Public Financing Authority Rev., 4.00%, 6/1/25 (AGM)	275,000	317,540
Pomona Public Financing Authority Rev., 4.00%, 6/1/26 (AGM)	275,000	318,610
Pomona Public Financing Authority Rev., 4.00%, 6/1/27 (AGM)	250,000	285,815
Pomona Public Financing Authority Rev., 4.00%, 6/1/28 (AGM)	275,000	309,551
Pomona Public Financing Authority Rev., 4.00%, 6/1/29 (AGM)	275,000	306,336
Port of Oakland Rev., 5.00%, 11/1/17 (NATL)(2)	2,375,000	2,392,147
Porterville Public Financing Authority Rev., 5.625%, 10/1/36	2,500,000	2,885,725
Poway Unified School District GO, Capital Appreciation, 0.00%, 8/1/41(1)	2,780,000	1,133,628
Poway Unified School District Special Tax, 5.00%, 9/15/17, Prerefunded at 100% of Par (Ambac)(2)	1,150,000	1,151,932
Poway Unified School District Special Tax, 5.00%, 9/15/17, Prerefunded at 100% of Par (Ambac)(2)	1,205,000	1,207,024
Poway Unified School District Public Financing Authority Special Tax, 3.00%, 9/1/17	670,000	670,000
Poway Unified School District Public Financing Authority Special Tax, 5.00%, 9/1/31	1,655,000	1,947,207
Rancho Santa Fe Community Services District Special Tax, 5.125%, 9/1/21, Prerefunded at 100% of Par(2)	790,000	918,810
Rancho Santa Fe Community Services District Special Tax, 5.25%, 9/1/21, Prerefunded at 100% of Par(2)	1,300,000	1,518,322
Rancho Santa Fe Community Services District Special Tax, 5.375%, 9/1/21, Prerefunded at 100% of Par(2)	1,410,000	1,653,704
Redding Electric System Rev., 5.00%, 6/1/28	1,000,000	1,241,580
Redding Electric System Rev., 5.00%, 6/1/29	1,250,000	1,537,212
Regents of the University of California Medical Center Pooled Rev., 5.00%, 5/15/33	3,015,000	3,575,368
Regents of the University of California Medical Center Pooled Rev., 5.00%, 5/15/34	2,000,000	2,361,480
Richmond Wastewater Rev., VRDN, 0.75%, 9/7/17, resets weekly off the remarketing agent (LOC: Barclays Bank plc)	4,300,000	4,300,000
Rio Elementary School District Community Facilities District Special Tax, 5.00%, 9/1/24	700,000	831,656

	Principal Amount	Value
Riverside County Asset Leasing Corp. Rev., 5.00%, 11/1/43	$1,000,000	$1,137,120
Riverside County Redevelopment Successor Agency Tax Allocation, 6.50%, 10/1/20, Prerefunded at 100% of Par(2)	935,000	1,092,922
Riverside County Transportation Commission Rev., Capital Appreciation, 0.00%, 6/1/28(1)	1,000,000	657,360
Riverside County Transportation Commission Rev., Capital Appreciation, 0.00%, 6/1/30(1)	1,000,000	594,490
Riverside County Transportation Commission Rev., 5.25%, 6/1/39	1,335,000	1,581,468
Riverside Electric Rev., VRDN, 0.75%, 9/6/17, resets weekly off the remarketing agent (LOC: Barclays Bank plc)	3,265,000	3,265,000
Riverside Sewer Rev., 5.00%, 8/1/25	1,630,000	2,024,460
Riverside Sewer Rev., 5.00%, 8/1/26	3,400,000	4,179,688
Riverside Water Rev., VRDN, 1.42%, 9/7/17, resets weekly off the MUNIPSA plus 0.63%	5,815,000	5,814,767
Romoland School District Special Tax, 4.00%, 9/1/21	1,035,000	1,132,414
Roseville Special Tax, 5.00%, 9/1/25	750,000	899,010
Roseville Special Tax, 5.00%, 9/1/26	1,075,000	1,299,697
Roseville Special Tax, 5.00%, 9/1/28	1,025,000	1,227,735
Roseville Special Tax, 5.00%, 9/1/30	1,390,000	1,642,688
Roseville Special Tax, 5.00%, 9/1/31	1,000,000	1,174,830
Roseville Special Tax, 5.00%, 9/1/32	1,250,000	1,459,113
Roseville Special Tax, 5.00%, 9/1/34	1,050,000	1,213,895
Roseville Water Utility COP Rev., 5.00%, 12/1/26	1,690,000	2,083,871
Roseville Water Utility COP Rev., 5.00%, 12/1/27	2,250,000	2,758,522
Sacramento City Financing Authority Rev., 5.40%, 11/1/20 (Ambac)	1,760,000	1,883,024
Sacramento County Airport System Rev., 5.00%, 7/1/20	1,000,000	1,109,970
Sacramento County Airport System Rev., 5.00%, 7/1/23	1,000,000	1,113,390
Sacramento County Airport System Rev., 5.00%, 7/1/24	1,000,000	1,113,090
Sacramento County Sanitation Districts Financing Authority Rev., 5.25%, 12/1/21 (NATL)	1,000,000	1,178,060
Sacramento County Sanitation Districts Financing Authority Rev., VRN, 1.34%, 9/1/17, resets quarterly off 67% of the 3-month LIBOR plus 0.53% (NATL)	2,500,000	2,275,050
Sacramento Municipal Utility District Rev., 4.00%, 7/1/18	6,000,000	6,165,720
Sacramento Municipal Utility District Rev., 5.25%, 7/1/24 (Ambac)	3,000,000	3,587,370
Sacramento Municipal Utility District Rev., 5.00%, 8/15/24	1,500,000	1,778,520
Sacramento Municipal Utility District Rev., 5.00%, 8/15/25	5,000,000	5,923,100
Sacramento Municipal Utility District Rev., 5.00%, 8/15/27	3,150,000	4,051,813
Sacramento Municipal Utility District Rev., 5.00%, 8/15/28	1,200,000	1,552,632
Sacramento Redevelopment Agency Successor Agency Tax Allocation, 4.00%, 12/1/18	2,000,000	2,078,020
Sacramento Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 12/1/34 (BAM)	970,000	1,130,069
Sacramento Regional Transit District Rev., 5.00%, 3/1/18(2)	250,000	255,370
Salinas Union High School District GO, 0.00%, 8/1/20(1)	5,000,000	4,754,400
San Bernardino Community College District GO, 5.50%, 8/1/18, Prerefunded at 100% of Par(2)	300,000	313,377
San Bernardino Community College District GO, 6.25%, 8/1/18, Prerefunded at 100% of Par(2)	8,000,000	8,411,520
San Bernardino Community College District GO, Capital Appreciation, 0.00%, 8/1/19(3)	9,840,000	11,037,922

	Principal Amount	Value
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 3.00%, 12/1/18 (AGM)	$1,725,000	$1,770,885
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 4.00%, 12/1/19 (AGM)	2,665,000	2,844,035
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 12/1/20 (AGM)	2,915,000	3,280,075
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 12/1/22 (AGM)	2,310,000	2,741,138
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 12/1/24 (AGM)	2,310,000	2,822,820
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 12/1/25 (AGM)	1,275,000	1,575,619
San Buenaventura Rev., (Community Memorial Health System), 8.00%, 12/1/26	2,000,000	2,484,640
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	1,200,000	1,404,480
San County Diego Rev., (Sanford Burnham Prebys Medical Discovery Institute), 4.00%, 11/1/17	300,000	301,578
San County Diego Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/18	300,000	313,665
San County Diego Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/19	300,000	324,372
San County Diego Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/22	1,525,000	1,780,956
San Diego Community College District GO, 5.00%, 8/1/30	3,000,000	3,587,160
San Diego Convention Center Expansion Financing Authority Rev., 4.00%, 4/15/18	1,160,000	1,183,478
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/30	450,000	515,732
San Diego County Regional Airport Authority Rev., 4.00%, 7/1/19	400,000	424,076
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/19	1,290,000	1,389,872
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/21	2,000,000	2,228,560
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/31	1,000,000	1,222,580
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/32	850,000	1,035,037
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/33	1,000,000	1,211,860
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/34	700,000	844,249
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/34	750,000	822,323
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/35	1,000,000	1,201,260
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/40	740,000	810,056
San Diego County Regional Transportation Commission Rev., 5.00%, 4/1/21	5,940,000	6,801,359
San Diego County Water Authority Financing Corp. Rev., 5.00%, 5/1/25	5,250,000	6,553,207
San Diego County Water Authority Financing Corp. Rev., 5.00%, 5/1/26	2,390,000	2,960,517
San Diego County Water Authority Financing Corp. Rev., 5.00%, 5/1/27	3,485,000	4,274,701
San Diego Public Facilities Financing Authority Rev., 5.00%, 10/15/44	3,970,000	4,631,839
San Diego Public Facilities Financing Authority Tax Allocation, 5.125%, 10/1/17, Prerefunded at 100% of Par (AGC)(2)	1,230,000	1,234,539
San Diego Public Facilities Financing Authority Sewer Rev., 5.00%, 5/15/19, Prerefunded at 100% of Par(2)	3,680,000	3,942,274
San Diego Public Facilities Financing Authority Sewer Rev., 5.25%, 5/15/20, Prerefunded at 100% of Par(2)	3,400,000	3,799,262

	Principal Amount	Value
San Diego Public Facilities Financing Authority Sewer Rev., 5.00%, 5/15/28	$10,000,000	$12,476,600
San Diego Public Facilities Financing Authority Water Rev., 5.00%, 8/1/18, Prerefunded at 100% of Par(2)	1,000,000	1,039,560
San Diego Public Facilities Financing Authority Water Rev., 5.00%, 8/1/21	2,000,000	2,311,780
San Diego Public Facilities Financing Authority Water Rev., 5.00%, 8/1/24	2,000,000	2,357,160
San Diego Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/22	1,000,000	1,192,270
San Diego Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/23	1,000,000	1,216,330
San Diego Unified Port District Rev., 5.00%, 9/1/23	250,000	300,823
San Diego Unified Port District Rev., 5.00%, 9/1/26	750,000	868,800
San Diego Unified School District GO, 5.00%, 7/1/28	5,000,000	6,078,450
San Diego Unified School District GO, Capital Appreciation, 0.00%, 7/1/36(1)	7,895,000	4,107,295
San Francisco Bay Area Rapid Transit District Rev., 5.00%, 7/1/28	1,500,000	1,838,760
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/18 (AGC)	2,000,000	2,056,320
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/19	1,500,000	1,602,870
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/3/21, Prerefunded at 100% of Par(2)	980,000	1,124,403
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/3/21, Prerefunded at 100% of Par(2)	1,210,000	1,388,294
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/22	1,000,000	1,184,620
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/23	1,500,000	1,820,235
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 4.00%, 5/1/24	1,625,000	1,818,001
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/26	1,250,000	1,465,162
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/29	5,060,000	5,738,597
San Francisco City & County Public Utilities Commission Wastewater Rev., 5.00%, 10/1/21	5,000,000	5,804,750
San Francisco City & County Redevelopment Agency Tax Allocation, 5.50%, 8/1/18(2)	485,000	506,306
San Francisco City & County Redevelopment Agency Tax Allocation, 6.00%, 8/1/19(2)	510,000	560,597
San Francisco City & County Redevelopment Agency Tax Allocation, 6.00%, 8/1/20(2)	515,000	591,349
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/21	460,000	528,264
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/26	425,000	506,800
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/27	550,000	649,528
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/28	370,000	433,000
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/43	1,000,000	1,128,730

	Principal Amount	Value
San Francisco Public Utilities Commission Water Rev., 5.00%, 5/1/20, Prerefunded at 100% of Par(2)	$2,780,000	$3,084,299
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/28	1,055,000	1,270,705
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/35	1,415,000	1,654,984
San Joaquin Hills Transportation Corridor Agency Rev., 5.00%, 1/15/34	10,000,000	11,117,900
San Jose Unified School District GO, 5.00%, 8/1/18	2,100,000	2,183,958
San Jose Unified School District GO, 5.00%, 8/1/19	1,000,000	1,081,820
San Mateo Special Tax, 5.875%, 9/1/32	690,000	781,984
San Mateo County Transit District Rev., 5.25%, 6/1/18 (NATL)(2)	2,680,000	2,771,951
San Mateo Joint Powers Financing Authority Rev., 5.00%, 6/15/18	1,000,000	1,033,630
Santa Clara Electric Rev., 5.00%, 7/1/30	1,000,000	1,137,310
Santa Clara Valley Transportation Authority Rev., 5.00%, 4/1/20	4,000,000	4,426,480
Santa Monica Redevelopment Agency Tax Allocation, 5.00%, 7/1/42	600,000	672,576
Santa Monica Redevelopment Agency Tax Allocation, 5.875%, 7/1/42	600,000	700,722
Santa Rosa Wastewater Rev., Capital Appreciation, 0.00%, 9/1/24 (Ambac)(1)	7,000,000	6,127,730
Silicon Valley Clean Water Rev., 5.00%, 8/1/40	2,340,000	2,739,438
Simi Valley Unified School District GO, 5.00%, 8/1/26	1,990,000	2,527,738
Simi Valley Unified School District GO, 5.00%, 8/1/27	1,500,000	1,918,995
Sonoma Community Development Agency Successor Agency Tax Allocation, 5.00%, 6/1/23 (NATL)	1,000,000	1,197,350
Sonoma Community Development Agency Successor Agency Tax Allocation, 5.00%, 6/1/25 (NATL)	1,390,000	1,707,212
Sonoma Community Development Agency Successor Agency Tax Allocation, 5.00%, 6/1/29 (NATL)	1,100,000	1,323,597
South Orange County Public Financing Authority Rev., 4.50%, 6/1/18	2,700,000	2,775,681
South Placer Wastewater Authority Rev., VRN, 1.12%, 9/7/17, resets weekly off the MUNIPSA plus 0.33%	4,400,000	4,399,164
Southern California Public Power Authority Rev., 5.00%, 7/1/18	1,880,000	1,948,000
Southern California Public Power Authority Rev., 5.00%, 7/1/18	2,000,000	2,072,340
Southern California Public Power Authority Rev., 6.00%, 7/1/18, Prerefunded at 100% of Par(2)	2,000,000	2,088,420
Southern California Public Power Authority Rev., 5.00%, 7/1/20	4,000,000	4,468,480
Southern California Public Power Authority Rev., 5.00%, 7/1/21	2,780,000	3,202,810
Southern California Public Power Authority Rev., 5.00%, 7/1/22	2,875,000	2,978,241
Southern California Water Replenishment District Rev., 5.00%, 8/1/21	1,000,000	1,154,220
State of California GO, 5.00%, 9/1/17	2,500,000	2,500,000
State of California GO, 5.00%, 11/1/17, Prerefunded at 100% of Par(2)	100,000	100,725
State of California GO, 5.00%, 7/1/18(2)	1,565,000	1,621,340
State of California GO, 5.00%, 7/1/19(2)	4,505,000	4,852,065
State of California GO, 5.00%, 9/1/19	7,645,000	8,272,807
State of California GO, 5.00%, 3/1/20	1,690,000	1,726,893
State of California GO, 5.25%, 10/1/20	5,000,000	5,459,550
State of California GO, 5.00%, 3/1/23	10,000,000	11,934,700
State of California GO, 5.50%, 4/1/24	4,600,000	4,941,550

	Principal Amount	Value
State of California GO, 5.00%, 8/1/26	$3,250,000	$4,077,060
State of California GO, 5.00%, 8/1/26	4,800,000	5,959,584
State of California GO, 5.00%, 12/1/26	1,045,000	1,274,315
State of California GO, 5.00%, 2/1/27	10,000,000	11,912,100
State of California GO, 5.00%, 2/1/28	5,795,000	6,863,946
State of California GO, 5.00%, 3/1/28	8,000,000	9,689,680
State of California GO, 5.75%, 4/1/28	5,000,000	5,389,200
State of California GO, 5.00%, 11/1/29	2,625,000	3,138,791
State of California GO, 5.75%, 4/1/31	5,000,000	5,385,950
State of California GO, 5.00%, 9/1/31	10,000,000	12,114,300
State of California GO, 5.00%, 11/1/32	625,000	629,325
State of California GO, 6.50%, 4/1/33	5,000,000	5,457,300
State of California GO, 6.00%, 4/1/38	3,000,000	3,234,900
State of California GO, VRDN, 1.62%, 9/1/17, resets monthly off 70% of the 1-month LIBOR plus 0.76%	3,200,000	3,217,504
State of California GO, VRDN, 4.00%, 12/1/21, resets off the remarketing agent	4,000,000	4,413,800
State of California GO, VRN, 1.69%, 9/7/17, resets weekly off the MUNIPSA plus 0.90%	2,000,000	2,001,680
State of California GO, VRN, 1.79%, 9/7/17, resets weekly off the MUNIPSA plus 1.00%	800,000	806,528
State of California GO, VRN, 1.94%, 9/7/17, resets weekly off the MUNIPSA plus 1.15%	960,000	975,485
State of California Department of Water Resources Rev., 5.00%, 12/1/19, Prerefunded at 100% of Par(2)	905,000	989,473
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/18	3,000,000	3,086,370
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/18, Prerefunded at 100% of Par(2)	1,430,000	1,471,112
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/18, Prerefunded at 100% of Par(2)	1,800,000	1,851,750
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/19	5,000,000	5,352,400
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/20	14,215,000	15,781,635
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/20, Prerefunded at 100% of Par(2)	1,860,000	2,063,596
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/21	10,000,000	11,476,800
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/21	1,140,000	1,264,363
Stockton Public Financing Authority Rev., 5.00%, 9/1/22 (BAM)	1,410,000	1,670,018
Stockton Public Financing Authority Rev., 5.00%, 9/1/23 (BAM)	1,435,000	1,734,355
Stockton Public Financing Authority Rev., 5.00%, 9/1/24 (BAM)	1,090,000	1,338,258
Stockton Public Financing Authority Rev., 5.00%, 9/1/25 (BAM)	2,255,000	2,739,148
Stockton Public Financing Authority Rev., 5.00%, 9/1/26 (BAM)	1,495,000	1,799,591
Stockton Public Financing Authority Rev., 6.25%, 10/1/38	1,500,000	1,864,140
Stockton Public Financing Authority Special Tax, 4.00%, 9/2/20 (BAM)	575,000	624,772
Stockton Public Financing Authority Special Tax, 4.00%, 9/2/21 (BAM)	450,000	500,522
Stockton Public Financing Authority Special Tax, 4.00%, 9/2/22 (BAM)	940,000	1,063,657

	Principal Amount	Value
Stockton Public Financing Authority Special Tax, 4.00%, 9/2/23 (BAM)	$655,000	$750,807
Stockton Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/29 (AGM)	1,500,000	1,794,315
Stockton Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/30 (AGM)	1,800,000	2,140,434
Stockton Unified School District GO, 5.00%, 8/1/27 (AGM)	530,000	628,744
Stockton Unified School District GO, 5.00%, 8/1/28 (AGM)	255,000	300,201
Stockton Unified School District GO, 5.00%, 8/1/30	11,165,000	13,347,199
Stockton Unified School District GO, 5.00%, 8/1/42 (AGM)	865,000	979,241
Temecula Valley Unified School District Financing Authority Special Tax, 4.00%, 9/1/17 (BAM)	415,000	415,000
Temecula Valley Unified School District Financing Authority Special Tax, 5.00%, 9/1/18 (BAM)	325,000	338,436
Temecula Valley Unified School District Financing Authority Special Tax, 5.00%, 9/1/19 (BAM)	265,000	286,192
Temecula Valley Unified School District Financing Authority Special Tax, 5.00%, 9/1/20 (BAM)	400,000	446,372
Temecula Valley Unified School District Financing Authority Special Tax, 5.00%, 9/1/21 (BAM)	515,000	592,873
Temecula Valley Unified School District Financing Authority Special Tax, 5.00%, 9/1/22 (BAM)	275,000	324,442
Tobacco Securitization Authority of Southern California Rev., (San Diego County Tobacco Asset Securitization Corp.), 5.00%, 6/1/37	1,750,000	1,749,825
Tuolumne Wind Project Authority Rev., 5.625%, 1/1/19, Prerefunded at 100% of Par(2)	1,000,000	1,064,820
Tustin Community Facilities District Special Tax, 5.00%, 9/1/22	480,000	555,782
Tustin Community Facilities District Special Tax, 5.00%, 9/1/23	725,000	855,029
Tustin Community Facilities District Special Tax, 5.00%, 9/1/28	1,000,000	1,176,010
Tustin Community Facilities District Special Tax, 5.00%, 9/1/30	1,000,000	1,163,450
University of California Rev., 5.00%, 5/15/18, Prerefunded at 101% of Par(2)	760,000	790,666
University of California Rev., 5.25%, 5/15/19, Prerefunded at 100% of Par(2)	2,210,000	2,377,231
University of California Rev., 5.25%, 5/15/19, Prerefunded at 100% of Par(2)	4,285,000	4,609,246
University of California Rev., 5.25%, 5/15/19, Prerefunded at 100% of Par(2)	1,255,000	1,349,966
University of California Rev., 5.00%, 5/15/20	1,405,000	1,462,717
University of California Rev., 5.00%, 5/15/25	7,250,000	8,706,670
University of California Rev., 5.00%, 5/15/26	11,300,000	14,107,824
University of California Rev., 5.00%, 5/15/26	6,150,000	7,209,706
University of California Rev., 4.00%, 5/15/33	4,005,000	4,359,082
University of California Rev., 5.00%, 5/15/42	1,640,000	1,866,435
University of California Rev., VRDN, 0.77%, 9/7/17, resets weekly off the remarketing agent	1,600,000	1,600,000
University of California Rev., VRDN, 1.40%, 5/15/21, resets off the remarketing agent	1,650,000	1,655,907
University of California Rev., VRDN, 5.00%, 5/15/23, resets off the remarketing agent	7,935,000	9,582,782
Upper Santa Clara Valley Joint Powers Authority Rev., 4.00%, 8/1/18	600,000	617,850
Upper Santa Clara Valley Joint Powers Authority Rev., 4.00%, 8/1/19	600,000	636,264

	Principal Amount	Value
Washington Township Health Care District Rev., 5.00%, 7/1/29	$600,000	$697,356
Washington Township Health Care District Rev., 3.50%, 7/1/30	760,000	773,619
Washington Township Health Care District Rev., 5.00%, 7/1/30	1,200,000	1,386,984
Washington Township Health Care District Rev., 3.75%, 7/1/31	400,000	412,280
Washington Township Health Care District Rev., 4.00%, 7/1/32	135,000	139,547
Washington Township Health Care District Rev., 4.00%, 7/1/34	840,000	857,102
Washington Township Health Care District Rev., 5.00%, 7/1/35	990,000	1,120,532
Washington Township Health Care District Rev., 4.00%, 7/1/36	200,000	202,920
Washington Township Health Care District Rev., 4.00%, 7/1/37	200,000	202,428
West Contra Costa Unified School District GO, 5.00%, 8/1/30	2,000,000	2,357,800
West Contra Costa Unified School District GO, 0.00%, 8/1/32 (AGC)(1)	2,000,000	1,228,280
West Contra Costa Unified School District GO, 5.00%, 8/1/33	3,000,000	3,570,090
West Contra Costa Unified School District GO, 5.00%, 8/1/34	1,200,000	1,420,380
West Contra Costa Unified School District GO, 5.00%, 8/1/35	1,500,000	1,772,310
West Sacramento Financing Authority Special Tax, 5.00%, 9/1/18 (XLCA)	1,490,000	1,547,380
West Sacramento Financing Authority Special Tax, 5.00%, 9/1/19 (XLCA)	995,000	1,066,829
West Sacramento Financing Authority Special Tax, 5.00%, 9/1/20 (XLCA)	1,195,000	1,317,488
Western Riverside Water & Wastewater Financing Authority Rev., 5.00%, 9/1/24	1,690,000	2,017,184
Western Riverside Water & Wastewater Financing Authority Rev., 5.00%, 9/1/25	1,170,000	1,403,403
Yosemite Community College District GO, Capital Appreciation, 0.00%, 8/1/38(1)	6,000,000	2,804,100
		1,613,772,876
Guam — 0.1%
Guam Government GO, 6.00%, 11/15/19	635,000	668,858
Guam Government Power Authority Rev., 5.00%, 10/1/19 (AGM)	1,000,000	1,075,150
		1,744,008
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $1,530,123,033)		1,615,516,884
OTHER ASSETS AND LIABILITIES — 0.3%		5,445,160
TOTAL NET ASSETS — 100.0%		$1,620,962,044

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
GA	-	Guaranty Agreement
GO	-	General Obligation
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
MUNIPSA	-	SIFMA Municipal Swap Index
NATL	-	National Public Finance Guarantee Corporation
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA	-	XL Capital Ltd.

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(4)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $22,531,128, which represented 1.4% of total net assets.

(5)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

See Notes to Financial Statements.

Statement of Assets and Liabilities

AUGUST 31, 2017
Assets
Investment securities, at value (cost of $1,530,123,033)	$1,615,516,884
Cash	18,722
Receivable for investments sold	780,600
Receivable for capital shares sold	646,712
Interest receivable	17,483,638
1,634,446,556

Liabilities
Payable for investments purchased	9,409,002
Payable for capital shares redeemed	2,791,929
Accrued management fees	573,191
Distribution and service fees payable	19,636
Dividends payable	690,754
13,484,512

Net Assets	$1,620,962,044

Net Assets Consist of:
Capital paid in	$1,540,909,486
Distributions in excess of net investment income	(1,918)
Accumulated net realized loss	(5,339,375)
Net unrealized appreciation	85,393,851
$1,620,962,044

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,196,600,128	99,706,646	$12.00
I Class	$378,363,011	31,523,328	$12.00
Y Class	$6,233,314	519,409	$12.00
A Class	$22,836,108	1,902,564	$12.00*
C Class	$16,929,483	1,409,780	$12.01
*Maximum offering price $12.57 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED AUGUST 31, 2017
Investment Income (Loss)
Income:
Interest	$46,668,000

Expenses:
Management fees	6,794,875
Distribution and service fees:
A Class	89,598
C Class	184,327
Trustees' fees and expenses	97,443
Other expenses	532
7,166,775

Net investment income (loss)	39,501,225

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(1,951,039)
Change in net unrealized appreciation (depreciation) on investments	(32,683,299)

Net realized and unrealized gain (loss)	(34,634,338)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,866,887

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2017 AND AUGUST 31, 2016
Increase (Decrease) in Net Assets	August 31, 2017	August 31, 2016
Operations
Net investment income (loss)	$39,501,225	$36,880,546
Net realized gain (loss)	(1,951,039)	7,731,735
Change in net unrealized appreciation (depreciation)	(32,683,299)	41,962,598
Net increase (decrease) in net assets resulting from operations	4,866,887	86,574,879

Distributions to Shareholders
From net investment income:
Investor Class	(30,211,078)	(29,161,214)
I Class	(8,221,972)	(6,650,348)
Y Class	(20,623)	—
A Class	(782,915)	(824,535)
C Class	(264,637)	(244,449)
Decrease in net assets from distributions	(39,501,225)	(36,880,546)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(12,348,127)	112,576,854

Net increase (decrease) in net assets	(46,982,465)	162,271,187

Net Assets
Beginning of period	1,667,944,509	1,505,673,322
End of period	$1,620,962,044	$1,667,944,509

Distributions in excess of net investment income	$(1,918)	$(1,918)

See Notes to Financial Statements.

Notes to Financial Statements

AUGUST 31, 2017

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Intermediate-Term Tax-Free Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal and California income taxes.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class and C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended August 31, 2017 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1625% to 0.2800%	0.2500% to 0.3100%	0.46%
I Class		0.0500% to 0.1100%	0.26%
Y Class		0.0200% to 0.0800%	0.23%
A Class		0.2500% to 0.3100%	0.46%
C Class		0.2500% to 0.3100%	0.46%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended August 31, 2017 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $92,595,000 and $78,090,000, respectively. The interfund transactions had no effect on the Statement of Operations in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended August 31, 2017 were $833,507,506 and $847,898,735, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2017(1)		Year ended August 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	28,555,756	$337,178,944	24,255,956	$293,137,206
Issued in reinvestment of distributions	1,894,579	22,430,340	1,835,589	22,173,012
Redeemed	(37,128,247)	(437,782,909)	(22,373,483)	(270,019,311)
	(6,677,912)	(78,173,625)	3,718,062	45,290,907
I Class
Sold	16,257,663	192,865,962	9,385,505	113,275,395
Issued in reinvestment of distributions	676,414	8,010,731	538,956	6,515,524
Redeemed	(9,761,771)	(114,578,900)	(5,218,776)	(63,051,782)
	7,172,306	86,297,793	4,705,685	56,739,137
Y Class			N/A
Sold	525,409	6,241,732
Issued in reinvestment of distributions	1,723	20,623
Redeemed	(7,723)	(92,347)
	519,409	6,170,008
A Class
Sold	375,434	4,424,578	1,596,229	19,371,459
Issued in reinvestment of distributions	57,669	682,383	61,012	737,202
Redeemed	(2,381,374)	(28,086,003)	(1,122,193)	(13,523,992)
	(1,948,271)	(22,979,042)	535,048	6,584,669
C Class
Sold	234,957	2,795,555	585,746	7,095,797
Issued in reinvestment of distributions	18,957	224,556	16,212	195,996
Redeemed	(564,016)	(6,683,372)	(275,812)	(3,329,652)
	(310,102)	(3,663,261)	326,146	3,962,141
Net increase (decrease)	(1,244,570)	$(12,348,127)	9,284,941	$112,576,854

(1)	April 10, 2017 (commencement of sale) through August 31, 2017 for the Y Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Risk Factors

The fund focuses its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

8. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Exempt income	$39,501,225	$36,880,546
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,530,123,033
Gross tax appreciation of investments	$85,856,924
Gross tax depreciation of investments	(463,073)
Net tax appreciation (depreciation) of investments	$85,393,851
Other book-to-tax adjustments	$(1,918)
Undistributed exempt income	—
Accumulated short-term capital losses	$(5,339,375)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Recently Issued Accounting Standards
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$12.24	0.29	(0.24)	0.05	(0.29)	—	(0.29)	$12.00	0.46%	0.47%	2.43%	52%	$1,196,600
2016	$11.85	0.28	0.39	0.67	(0.28)	—	(0.28)	$12.24	5.74%	0.47%	2.34%	23%	$1,301,751
2015	$11.94	0.29	(0.09)	0.20	(0.29)	—	(0.29)	$11.85	1.68%	0.47%	2.42%	30%	$1,216,943
2014	$11.36	0.29	0.58	0.87	(0.29)	—	(0.29)	$11.94	7.68%	0.47%	2.52%	52%	$1,064,224
2013	$11.96	0.30	(0.60)	(0.30)	(0.30)	—(3)	(0.30)	$11.36	(2.51)%	0.47%	2.48%	46%	$1,000,450
I Class(4)
2017	$12.24	0.31	(0.24)	0.07	(0.31)	—	(0.31)	$12.00	0.66%	0.27%	2.63%	52%	$378,363
2016	$11.85	0.31	0.39	0.70	(0.31)	—	(0.31)	$12.24	5.95%	0.27%	2.54%	23%	$298,010
2015	$11.94	0.31	(0.09)	0.22	(0.31)	—	(0.31)	$11.85	1.88%	0.27%	2.62%	30%	$232,892
2014	$11.37	0.32	0.57	0.89	(0.32)	—	(0.32)	$11.94	7.90%	0.27%	2.72%	52%	$207,978
2013	$11.96	0.32	(0.59)	(0.27)	(0.32)	—(3)	(0.32)	$11.37	(2.32)%	0.27%	2.68%	46%	$160,329
Y Class
2017(5)	$11.78	0.12	0.23	0.35	(0.13)	—	(0.13)	$12.00	2.94%	0.24%(6)	2.62%(6)	52%(7)	$6,233

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$12.24	0.26	(0.24)	0.02	(0.26)	—	(0.26)	$12.00	0.21%	0.72%	2.18%	52%	$22,836
2016	$11.85	0.25	0.39	0.64	(0.25)	—	(0.25)	$12.24	5.47%	0.72%	2.09%	23%	$47,126
2015	$11.94	0.26	(0.09)	0.17	(0.26)	—	(0.26)	$11.85	1.42%	0.72%	2.17%	30%	$39,308
2014	$11.37	0.27	0.57	0.84	(0.27)	—	(0.27)	$11.94	7.41%	0.72%	2.27%	52%	$32,899
2013	$11.96	0.27	(0.59)	(0.32)	(0.27)	—(3)	(0.27)	$11.37	(2.76)%	0.72%	2.23%	46%	$36,644
C Class
2017	$12.24	0.17	(0.23)	(0.06)	(0.17)	—	(0.17)	$12.01	(0.46)%	1.47%	1.43%	52%	$16,929
2016	$11.86	0.16	0.38	0.54	(0.16)	—	(0.16)	$12.24	4.60%	1.47%	1.34%	23%	$21,058
2015	$11.95	0.17	(0.09)	0.08	(0.17)	—	(0.17)	$11.86	0.67%	1.47%	1.42%	30%	$16,531
2014	$11.37	0.18	0.58	0.76	(0.18)	—	(0.18)	$11.95	6.71%	1.47%	1.52%	52%	$17,738
2013	$11.97	0.18	(0.60)	(0.42)	(0.18)	—(3)	(0.18)	$11.37	(3.56)%	1.47%	1.48%	46%	$19,555

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(5)	April 10, 2017 (commencement of sale) through August 31, 2017.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2017.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Intermediate-Term Tax-Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Intermediate-Term Tax-Free Bond Fund (one of the four funds constituting the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
October 17, 2017

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	47	CYS Investments, Inc.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	47	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	47	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	47	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	47	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	47	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	47	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and five-year periods and below its benchmark for the three- and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $39,405,518 as exempt interest dividends for the fiscal year ended August 31, 2017.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90327 1710

Annual Report

August 31, 2017

California Long-Term Tax-Free Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended August 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Improving Sentiment Helped Municipal Bonds Rebound From Early Losses

Broad bond market returns began retreating early in the period, as investors looked ahead to a likely year-end interest rate hike from the Federal Reserve (the Fed). Municipal bonds (munis) were vulnerable to a sell-off because they had rallied for 14 straight months through August 2016, which boosted their valuations. The bond market sell-off accelerated in November, following Donald Trump’s presidential win. His pro-growth agenda fueled inflation fears that sent bond yields sharply higher, while his tax cut proposals caused additional price declines for munis. Through the four-month period ended December 31, 2016, the Bloomberg Barclays Municipal Bond Index declined -4.10%.

Broad bond market sentiment began a dramatic shift in late 2016/early 2017, as the initial optimism surrounding President Trump’s policy agenda faded in the wake of health care and tax reform delays. In addition to benefiting from the tax reform stalemate, munis advanced due to their attractive valuations versus Treasuries following the late-2016 sell-off. Demand for munis increased, but muni supply generally declined. This favorable backdrop helped munis rebound from their late-2016 downturn to gain 5.20% for the first eight months of 2017, according to Bloomberg Barclays.

Meanwhile, the Fed raised interest rates three times during the reporting period and indicated a balance sheet reduction plan is in the works. Monetary normalization is likely to continue, but weak inflation may prompt the Fed to push additional rate hikes into 2018. Given the Fed’s cautious approach and a likely continuation of modest economic growth and low inflation, we expect U.S. Treasury yields to remain relatively low and within a fairly tight range in the months ahead. We believe this backdrop underscores the importance of remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies to uncover attractive opportunities. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of August 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCLTX	0.03%	3.50%	4.67%	—	11/9/83
Bloomberg Barclays Municipal Bond Index	—	0.88%	3.23%	4.72%	—	—
I Class	BCLIX	0.23%	3.70%	—	5.06%	3/1/10
A Class	ALTAX					9/28/07
No sales charge		-0.30%	3.22%	—	4.28%
With sales charge		-4.76%	2.28%	—	3.80%
C Class	ALTCX	-0.96%	2.47%	—	3.52%	9/28/07
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2017
Investor Class — $15,787

Bloomberg Barclays Municipal Bond Index — $15,870

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class
0.47%	0.27%	0.72%	1.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Joseph Gotelli, Alan Kruss, and Steven Permut

Effective October 20, 2017, the net assets of California Long-Term Tax-Free will be transferred to California Intermediate-Term Tax-Free Bond in exchange for shares of California Intermediate-Term Tax-Free Bond. The decision to combine the funds was due to their substantially similar investment objectives and strategies.
Performance Summary
California Long-Term Tax-Free returned 0.03%* for the 12 months ended August 31, 2017. The Bloomberg Barclays Municipal Bond Index returned 0.88%. Fund returns reflect operating expenses, while index returns do not.
The absolute returns for the fund and the index reflected the challenging backdrop for municipal bonds (munis) early in the reporting period, when fixed-income securities sold off sharply. Munis rebounded early in 2017 and generally delivered solid returns through the first eight months of 2017, benefiting from attractive valuations, favorable supply/demand factors, and inaction on federal tax reform. For the entire 12-month reporting period, munis outperformed U.S. Treasuries and the broad taxable investment-grade U.S. fixed-income market. Within the muni universe, California munis generally underperformed national munis, short- and intermediate-maturity munis generally outperformed longer-maturity securities, lower-quality munis generally outperformed higher-quality munis, and revenue bonds modestly outperformed general obligation (GO) bonds.
Munis Bounced Back After Early Losses
Expectations for a year-end rate hike from the Federal Reserve (the Fed) combined with the Republican party’s sweep in the November election sparked a severe bond market sell-off in late 2016. Investors assumed President Trump and a Republican-majority Congress would usher in stronger U.S. economic growth, rising inflation, and higher interest rates. Munis were particularly vulnerable to the bond market sell-off after ending a 14-month winning streak in September. Munis faced additional pressure from record supply, waning demand, and uncertainty regarding potential changes to federal tax legislation.
Market sentiment changed quickly in early 2017, as potentially oversold conditions boosted the attractiveness of bonds in general and munis in particular. In addition, investors tempered their expectations for President Trump’s administration to quickly implement its pro-growth agenda, which helped calm fixed-income market volatility, even as the Fed raised rates in March and June. Also, health care reform failed to advance through Congress, which effectively extended the timetable for tax reform and alleviated some tax policy-related concerns in the muni market. Meanwhile, mixed economic data and weaker inflation drove Treasury yields lower, and muni yields followed suit. Furthermore, demand for munis remained robust due to the tax advantages and perceived “safe haven” munis offered investors, but supply continued to decline, which aided the broad market.
Fiscal, Credit Backdrops Remained Stable
State and local finances in California and across the U.S. remained relatively healthy, although tax revenues slowed in the first several months of 2017 as investors delayed capital gains ahead of anticipated tax reform. The California economy continued to grow, albeit at a slower pace due to a slowdown in payroll growth. California’s payroll employment grew at the same pace as the nation,

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

versus robust outperformance in recent years. The state's fiscal condition remained solid. In late June, the legislature approved the state’s 2017-18 budget, which features a boost in public school funding and an allocation of $1.8 billion to the state’s rainy day fund. The budget projects the state will end fiscal 2018 with $9.9 billion in reserves, or almost 8% of general fund revenues. The state’s liquidity position remains robust, as indicated by nearly $37 billion in available liquidity at 2017 fiscal year-end. However, California remains vulnerable to federal health care reform, given California is one of 31 states participating in Medicaid expansion under the Affordable Care Act.
Overall, muni credit quality trends in California and across the U.S. remained stable, despite some high-profile credit situations in Illinois and Puerto Rico. Most muni issuers have adjusted to the slow-growth environment and maintained balanced budgets. Muni defaults remained rare, and the ratio of muni credit-rating upgrades to downgrades remained on a modest uptrend. The current slow-growth economy combined with increasing legacy costs related to pensions and retiree health care obligations may continue to pressure select isolated credits (such as Illinois, New Jersey, and Connecticut), but we do not believe they are indicative of a systematic marketwide problem.
Security Selection in Late 2016 Weighed on Performance
Our security selection primarily accounted for the portfolio’s underperformance relative to the index. In particular, our holdings in the hospital and tobacco sectors detracted from results in late 2016. These and other higher-yielding sectors struggled during the post-election bond market sell-off. However, our hospital and tobacco securities recovered nicely through the first eight months of 2017 and generally contributed positively to year-to-date performance. Overall, our preference for revenue bonds over GO bonds aided relative performance.
Meanwhile, we continued to have greater exposure to longer-maturity munis than the index. This strategy weighed on relative results in 2016, as yields on longer-maturity munis increased at a greater pace than short- and intermediate-maturity yields. Furthermore, during the first eight months of 2017, longer-maturity muni yields declined less than yields on intermediate-maturity munis.
Strong Demand, Fundamentals Support Upbeat Outlook for California Munis
We continue to have a positive outlook toward California munis, expecting investor demand and fund flows to remain healthy. We continue to favor securities in the hospital, education, and transportation sectors, and given our outlook for modest economic growth, relatively low rates, and generally healthy credit fundamentals, we are maintaining a slight bias toward lower-quality securities (investment-grade securities with BBB credit ratings) and higher-yielding sectors (tobacco, hospitals, charter schools). As always, fundamental credit research will drive our investment decisions.
We do not expect any widespread effects on the national muni market from Hurricane Harvey, but select local securities in Houston may be affected. It is important to note, historically, federal reimbursements and Congressional appropriations in the wake of natural disasters have muted any credit impacts. Furthermore, the broad muni market has not experienced any material defaults resulting from other major natural disasters.

6

Fund Characteristics

August 31, 2017
Portfolio at a Glance
Weighted Average Maturity	16.0 years
Average Duration (Modified)	5.3 years

Top Five Sectors	% of fund investments
Hospital	13%
General Obligation (GO) - Local	12%
Prerefunded	11%
General Obligation (GO) - State	10%
Special Tax	7%

Types of Investments in Portfolio	% of net assets
Municipal Securities	101.2%
Other Assets and Liabilities	(1.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2017 to August 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During Period(1) 3/1/17 - 8/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,040.80	$2.42	0.47%
I Class	$1,000	$1,042.80	$1.39	0.27%
A Class	$1,000	$1,039.60	$3.70	0.72%
C Class	$1,000	$1,035.60	$7.54	1.47%
Hypothetical
Investor Class	$1,000	$1,022.84	$2.40	0.47%
I Class	$1,000	$1,023.84	$1.38	0.27%
A Class	$1,000	$1,021.58	$3.67	0.72%
C Class	$1,000	$1,017.80	$7.48	1.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

AUGUST 31, 2017

	Principal Amount	Value
MUNICIPAL SECURITIES — 101.2%
California — 100.5%
91 Express Lanes Toll Road Rev., 5.00%, 8/15/25	$1,000,000	$1,201,950
ABAG Finance Authority for Nonprofit Corps. Rev., (Sharp Healthcare Obligated Group), 6.00%, 8/1/30	1,000,000	1,169,330
ABAG Finance Authority for Nonprofit Corps. Rev., (Sharp Healthcare Obligated Group), 6.25%, 8/1/39	1,200,000	1,315,668
ABAG Finance Authority for Nonprofit Corps. Rev., (Sharp Healthcare Obligated Group), 5.00%, 8/1/43	500,000	564,820
Alameda Corridor Transportation Authority Rev., 0.00%, 10/1/32 (NATL)(1)	1,000,000	596,060
Alameda Corridor Transportation Authority Rev., 0.00%, 10/1/35 (NATL)(1)	3,750,000	1,922,175
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/36	1,000,000	1,153,670
Alum Rock Union Elementary School District GO, 6.00%, 8/1/39	1,000,000	1,233,820
Anaheim Public Financing Authority Rev., 5.25%, 4/1/19, Prerefunded at 100% of Par(2)	2,500,000	2,676,325
Anaheim Public Financing Authority Rev., 5.375%, 10/1/36	300,000	340,605
Anaheim Public Financing Authority Rev., 5.00%, 5/1/46	2,200,000	2,550,372
Bay Area Toll Authority Rev., 5.00%, 4/1/23, Prerefunded at 100% of Par(2)	2,655,000	3,203,443
Bay Area Toll Authority Rev., 5.00%, 10/1/54	1,500,000	1,728,615
Bay Area Toll Authority Rev., VRDN, 1.49%, 9/7/17, resets weekly off the MUNIPSA plus 0.70%	550,000	552,910
Bay Area Toll Authority Rev., VRDN, 1.89%, 9/7/17, resets weekly off the MUNIPSA plus 1.10%	1,250,000	1,267,650
Bay Area Toll Authority Rev., VRDN, 2.04%, 9/7/17, resets weekly off the MUNIPSA plus 1.25%	500,000	505,770
California County Tobacco Securitization Agency Rev., (Los Angeles County Securitization Corp.), 5.45%, 6/1/28	1,000,000	1,012,060
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/25	285,000	350,402
California Educational Facilities Authority Rev., (Claremont Mckenna College), 5.00%, 1/1/32	750,000	898,342
California Educational Facilities Authority Rev., (Harvey Mudd College), 5.25%, 12/1/41	2,000,000	2,288,760
California Educational Facilities Authority Rev., (Loma Linda University), 5.00%, 4/1/47	1,750,000	1,994,212
California Educational Facilities Authority Rev., (Santa Clara University), 5.625%, 4/1/18, Prerefunded at 100% of Par(2)	4,675,000	4,809,172
California Educational Facilities Authority Rev., (Santa Clara University), 5.625%, 4/1/18, Prerefunded at 100% of Par(2)	325,000	334,367
California Educational Facilities Authority Rev., (University of Redlands), 5.00%, 10/1/36	500,000	579,680
California Educational Facilities Authority Rev., (University of Redlands), 5.00%, 10/1/37	500,000	578,855
California Educational Facilities Authority Rev., (University of Redlands), 5.00%, 10/1/38	500,000	577,620
California Educational Facilities Authority Rev., (University of the Pacific), 5.00%, 11/1/33	500,000	581,770

10

	Principal Amount	Value
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 11/15/32	$400,000	$479,004
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 4.00%, 8/15/39	1,500,000	1,583,205
California Health Facilities Financing Authority Rev., (Children's Hospital Los Angeles), 5.00%, 8/15/47	785,000	886,642
California Health Facilities Financing Authority Rev., (Children's Hospital of Orange County), 6.50%, 11/1/38 (GA: Children's Healthcare of California)	4,500,000	5,023,935
California Health Facilities Financing Authority Rev., (Dignity Health Obligated Group), 6.00%, 7/1/19, Prerefunded at 100% of Par(2)	3,400,000	3,719,124
California Health Facilities Financing Authority Rev., (El Camino Hospital), 5.00%, 2/1/42	1,000,000	1,160,320
California Health Facilities Financing Authority Rev., (Kaiser Credit Group), 4.00%, 11/1/44	1,000,000	1,053,810
California Health Facilities Financing Authority Rev., (Kaiser Credit Group), 5.00%, 11/1/47	750,000	986,775
California Health Facilities Financing Authority Rev., (Lucile Salter Packard Children's Hospital at Stanford Obligated Group), 5.00%, 8/15/43	1,000,000	1,128,720
California Health Facilities Financing Authority Rev., (Providence St. Joseph Health Obligated Group), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	1,000,000	1,062,820
California Health Facilities Financing Authority Rev., (Providence St. Joseph Health Obligated Group), 5.00%, 7/1/37	180,000	205,117
California Health Facilities Financing Authority Rev., (Providence St. Joseph Health Obligated Group), 5.75%, 7/1/39	1,000,000	1,082,620
California Health Facilities Financing Authority Rev., (Providence St. Joseph Health Obligated Group), 5.50%, 10/1/39	1,000,000	1,082,590
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 11/15/29	1,000,000	1,198,240
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 6.00%, 8/15/42	1,500,000	1,704,690
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 8/15/52	1,500,000	1,699,155
California Infrastructure & Economic Development Bank Rev., (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/41	740,000	857,468
California Infrastructure & Economic Development Bank Rev., (California Science Center Foundation), 5.00%, 5/1/30	1,000,000	1,203,960
California Infrastructure & Economic Development Bank Rev., (Colburn School), VRDN, 1.79%, 9/7/17, resets weekly off the MUNIPSA plus 1.00%	935,000	934,888
California Infrastructure & Economic Development Bank Rev., (J. Paul Getty Trust), VRDN, 1.29%, 9/1/17, resets monthly off 70% of the 3-month LIBOR plus 0.37%	600,000	602,568
California Infrastructure & Economic Development Bank Rev., (Museum Associates), VRDN, 2.62%, 9/7/17, resets weekly off 70% of the 1-month LIBOR plus 1.75%	1,000,000	1,006,130
California Infrastructure & Economic Development Bank Rev., (Pacific Gas & Electric Co.), VRDN, 0.80%, 9/1/17, resets daily off the remarketing agent (LOC: Union Bank N.A.)	1,000,000	1,000,000
California Infrastructure & Economic Development Bank Rev., (Sanford Consortium for Regenerative Medicine), 4.00%, 5/15/40	3,500,000	3,708,425
California Municipal Finance Authority Rev., (Azusa Pacific University), 8.00%, 4/1/21, Prerefunded at 100% of Par(2)	665,000	830,046
California Municipal Finance Authority Rev., (Azusa Pacific University), 5.00%, 4/1/41	500,000	541,590

11

	Principal Amount	Value
California Municipal Finance Authority Rev., (Biola University, Inc.), 5.00%, 10/1/39	$750,000	$866,948
California Municipal Finance Authority Rev., (California Baptist University), 5.00%, 11/1/36(4)	1,000,000	1,072,880
California Municipal Finance Authority Rev., (Channing House), 5.00%, 5/15/35 (California Mortgage Insurance)	1,000,000	1,183,930
California Municipal Finance Authority Rev., (Chevron USA, Inc.), VRDN, 0.75%, 9/1/17, resets daily off the remarketing agent (GA: Chevron Corp.)	9,900,000	9,900,000
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/40	1,420,000	1,593,510
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/46	1,000,000	1,115,180
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/47	1,000,000	1,130,540
California Municipal Finance Authority Rev., (Emerson College), 6.00%, 1/1/42	2,000,000	2,291,900
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 5.25%, 11/1/47	400,000	454,720
California Municipal Finance Authority Rev., (Touro College and University System Obligated Group), 5.25%, 1/1/34	300,000	330,882
California Municipal Finance Authority Rev., (Touro College and University System Obligated Group), 5.25%, 1/1/40	1,000,000	1,097,210
California Municipal Finance Authority Rev., (University of La Verne), 6.25%, 6/1/20, Prerefunded at 100% of Par(2)	1,000,000	1,146,450
California Municipal Finance Authority Rev., (University of La Verne), 5.00%, 6/1/43	1,750,000	2,029,457
California Pollution Control Financing Authority Rev., (Pacific Gas & Electric Co.), VRDN, 0.76%, 9/1/17, resets daily off the remarketing agent (LOC: TD Bank N.A.)	2,100,000	2,100,000
California Pollution Control Financing Authority Rev., (Poseidon Resources Channelside LP), 5.00%, 11/21/45(4)	1,000,000	1,001,960
California Public Finance Authority Rev., (Henry Mayo Newhall Memorial Hospital), 5.00%, 10/15/33	500,000	563,110
California School Finance Authority Rev., (Alliance for College Ready Public Schools Obligated Group), 5.00%, 7/1/46	2,000,000	2,211,880
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/46(4)	250,000	275,728
California School Finance Authority Rev., (Rocketship Education Obligated Group), 5.125%, 6/1/47(4)	1,000,000	1,025,230
California State Public Works Board Rev., 5.75%, 10/1/19, Prerefunded at 100% of Par(2)	2,000,000	2,204,780
California State Public Works Board Rev., 5.00%, 9/1/23, Prerefunded at 100% of Par(2)	1,865,000	2,276,904
California State Public Works Board Rev., 5.25%, 12/1/26	1,000,000	1,166,060
California State Public Works Board Rev., 5.75%, 11/1/29	1,685,000	1,858,909
California State Public Works Board Rev., 5.00%, 4/1/37	2,170,000	2,441,554
California State Public Works Board Rev., 5.00%, 11/1/38	1,500,000	1,713,945
California State University Rev., 5.00%, 11/1/29	1,000,000	1,243,730
California Statewide Communities Development Authority Rev., (Adventist Health System/West Obligated Group), 5.00%, 3/1/35	715,000	828,563
California Statewide Communities Development Authority Rev., (American Baptist Homes of the West Obligated Group), 5.00%, 10/1/45	600,000	660,210
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/40	1,200,000	1,376,688

12

	Principal Amount	Value
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/34	$500,000	$576,360
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/44	1,300,000	1,474,109
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.25%, 11/1/30	1,000,000	1,100,130
California Statewide Communities Development Authority Rev., (Henry Mayo Newhall Memorial Hospital), 5.25%, 10/1/43 (AGM)	750,000	848,768
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.25%, 12/1/44	1,085,000	1,182,379
California Statewide Communities Development Authority Rev., (Redlands Community Hospital), 5.00%, 10/1/46	1,500,000	1,684,920
California Statewide Communities Development Authority Rev., (Trinity Health Corp. Obligated Group), 5.00%, 12/1/41	500,000	560,590
Carson Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 10/1/19 (AGM)	485,000	527,418
Carson Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 10/1/20 (AGM)	785,000	878,446
Cathedral City Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 8/1/28 (AGM)	1,190,000	1,392,621
City & County of San Francisco COP, 5.00%, 4/1/29	1,170,000	1,246,144
Del Mar Race Track Authority Rev., 5.00%, 10/1/35	660,000	713,770
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/24(3)	700,000	611,247
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/33(1)	750,000	395,288
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/42(1)	1,250,000	405,175
Foothill-Eastern Transportation Corridor Agency Rev., 6.50%, 1/15/43	500,000	598,710
Foothill-Eastern Transportation Corridor Agency Rev., 5.75%, 1/15/46	1,000,000	1,151,940
Foothill-Eastern Transportation Corridor Agency Rev., 6.00%, 1/15/49	3,250,000	3,751,832
Foothill-Eastern Transportation Corridor Agency Rev., VRDN, 5.50%, 1/15/23, resets off the remarketing agent	1,000,000	1,157,510
Fresno Joint Powers Financing Authority Rev., 5.00%, 4/1/36 (AGM)	820,000	958,670
Golden State Tobacco Securitization Corp. Rev., Capital Appreciation, 0.00%, 6/1/25 (AGM)(1)	1,000,000	849,890
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/26	1,000,000	1,208,470
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/29	1,000,000	1,186,630
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/33	735,000	734,339
Golden State Tobacco Securitization Corp. Rev., 5.125%, 6/1/47	1,000,000	995,980
Golden State Tobacco Securitization Corp. Rev., 5.75%, 6/1/47	940,000	939,915
Hayward Area Recreation and Park District COP, 5.125%, 1/1/24, Prerefunded at 100% of Par(2)	1,000,000	1,234,540
Inglewood Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 5/1/38 (BAM)	500,000	586,100
Inland Valley Development Agency Tax Allocation, 5.25%, 9/1/37	555,000	639,210
Inland Valley Development Agency Tax Allocation, 5.00%, 9/1/44	590,000	659,585
Irvine Special Assessment, 4.00%, 9/2/17	365,000	365,033
Irvine Special Assessment, 4.00%, 9/2/18	375,000	386,321

13

	Principal Amount	Value
Irvine Special Assessment, 4.00%, 9/2/19	$600,000	$634,362
Irvine Special Assessment, 5.00%, 9/2/26	1,000,000	1,230,270
Irvine Special Assessment, VRDN, 0.80%, 9/1/17, resets daily off the remarketing agent (LOC: State Street Bank & Trust Co.)	2,400,000	2,400,000
Irvine Special Assessment, VRDN, 0.80%, 9/1/17, resets daily off the remarketing agent (LOC: State Street Bank & Trust Co.)	800,000	800,000
Irvine Special Assessment, VRDN, 0.80%, 9/1/17, resets daily off the remarketing agent (LOC: State Street Bank & Trust Co.)	1,200,000	1,200,000
Irvine Special Tax, 4.00%, 9/1/31	400,000	433,472
Irvine Special Tax, 5.00%, 9/1/49	1,000,000	1,098,460
Irvine Unified School District Special Tax, 4.00%, 9/1/36 (AGM)	300,000	320,820
La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/29	635,000	695,376
Long Beach Bond Finance Authority Rev., 5.00%, 11/15/35 (GA: Merrill Lynch & Co.)	330,000	402,732
Long Beach Bond Finance Authority Rev., 5.50%, 11/15/37 (GA: Merrill Lynch & Co.)	695,000	893,916
Long Beach Marina System Rev., 5.00%, 5/15/40	1,250,000	1,381,837
Los Alamitos Unified School District COP, Capital Appreciation, 0.00%, 8/1/24(3)	1,100,000	993,410
Los Angeles County Sanitation Districts Financing Authority Rev., 5.00%, 10/1/35	1,500,000	1,774,095
Los Angeles Department of Airports Rev., 5.25%, 5/15/18, Prerefunded at 100% of Par(2)	2,120,000	2,188,476
Los Angeles Department of Airports Rev., 5.00%, 5/15/40	2,000,000	2,201,300
Los Angeles Department of Water & Power System Rev., VRDN, 0.71%, 9/1/17, resets daily off the remarketing agent (SBBPA: Bank of America N.A.)	8,000,000	8,000,000
Los Angeles Department of Water & Power System Rev., VRDN, 0.72%, 9/1/17, resets daily off the remarketing agent (SBBPA: Bank of America N.A.)	700,000	700,000
Los Angeles Unified School District GO, 5.00%, 7/1/18	1,280,000	1,325,965
Los Angeles Unified School District GO, 5.25%, 7/1/26	1,000,000	1,122,160
Los Angeles Unified School District GO, 5.00%, 7/1/29	2,000,000	2,151,220
M-S-R Energy Authority Rev., 7.00%, 11/1/34 (GA: Citigroup, Inc.)	1,000,000	1,447,090
M-S-R Energy Authority Rev., 7.00%, 11/1/34 (GA: Citigroup, Inc.)	880,000	1,273,439
M-S-R Energy Authority Rev., 6.50%, 11/1/39 (GA: Citigroup, Inc.)	425,000	613,751
M-S-R Energy Authority Rev., 6.50%, 11/1/39 (GA: Citigroup, Inc.)	1,180,000	1,704,062
Manhattan Beach Unified School District GO, Capital Appreciation, 0.00%, 9/1/29(1)	5,905,000	4,171,705
Modesto Irrigation District COP, 5.75%, 10/1/34	2,500,000	2,676,950
Municipal Improvement Corp. of Los Angeles Rev., 4.00%, 11/1/36	1,250,000	1,340,162
New Haven Unified School District GO, 12.00%, 8/1/18 (AGM)	880,000	970,367
New Haven Unified School District GO, 5.00%, 8/1/45	1,500,000	1,750,215
Newport Beach Rev., (Hoag Memorial Hospital/Newport Healthcare Obligated Group), 6.00%, 12/1/21, Prerefunded at 100% of Par(2)	1,000,000	1,199,890
Norman Y. Mineta San Jose International Airport SJC Rev., 5.00%, 3/1/47	1,500,000	1,743,705
North Lake Tahoe Public Financing Authority Rev., 5.00%, 12/1/21	500,000	583,385
Oakland Unified School District/Alameda County GO, 6.625%, 8/1/21, Prerefunded at 100% of Par(2)	460,000	560,128
Oakland Unified School District/Alameda County GO, 5.50%, 8/1/22, Prerefunded at 100% of Par(2)	1,000,000	1,210,420
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/40	450,000	527,166

14

	Principal Amount	Value
Ontario Public Financing Authority Rev., 5.00%, 7/1/43	$1,000,000	$1,161,980
Orange County Community Facilities District Special Tax, 5.00%, 8/15/35	1,000,000	1,131,920
Oxnard Financing Authority Rev., 5.00%, 6/1/32 (AGM)	1,500,000	1,736,580
Oxnard Financing Authority Rev., 5.00%, 6/1/33 (AGM)	1,000,000	1,153,690
Oxnard School District GO, VRN, 3.00%, 8/1/20 (AGM)(3)	700,000	738,024
Palomar Community College District GO, 5.25%, 8/1/45	1,000,000	1,228,350
Palomar Health COP, 6.75%, 11/1/19, Prerefunded at 100% of Par(2)	500,000	563,535
Palomar Health COP, 6.00%, 11/1/41	750,000	813,855
Palomar Health GO, Capital Appreciation, 0.00%, 8/1/19 (AGC)(3)	1,670,000	2,034,461
Palomar Health Rev., 5.00%, 11/1/39	1,830,000	2,045,098
Palos Verdes Peninsula Unified School District GO, 0.00%, 8/1/33(1)	2,600,000	1,664,962
Paramount Unified School District GO, Capital Appreciation, 0.00%, 8/1/51 (BAM)(1)	5,000,000	608,100
Pomona Unified School District GO, 6.55%, 8/1/29 (NATL)	1,000,000	1,321,820
Pomona Unified School District GO, 6.15%, 8/1/30 (NATL)	855,000	1,037,124
Porterville Public Financing Authority Rev., 5.625%, 10/1/36	1,500,000	1,731,435
Poway Unified School District GO, Capital Appreciation, 0.00%, 8/1/41(1)	2,110,000	860,416
Poway Unified School District Rev., 7.875%, 9/15/19, Prerefunded at 100% of Par(2)	1,010,000	1,151,390
Redding Electric System Rev., 5.00%, 6/1/30	1,250,000	1,526,037
Riverside County Asset Leasing Corp. Rev., 5.00%, 11/1/43	1,000,000	1,137,120
Riverside County Redevelopment Successor Agency Tax Allocation, 6.50%, 10/1/20, Prerefunded at 100% of Par(2)	625,000	730,563
Riverside County Transportation Commission Rev., Capital Appreciation, 0.00%, 6/1/31(1)	1,555,000	876,880
Riverside Sewer Rev., 5.00%, 8/1/40	500,000	573,785
Riverside Water Rev., VRDN, 1.42%, 9/7/17, resets weekly off the MUNIPSA plus 0.63%	1,455,000	1,454,942
RNR School Financing Authority Special Tax, 5.00%, 9/1/41 (BAM)	2,500,000	2,889,675
Sacramento County Airport System Rev., 5.625%, 7/1/29	1,000,000	1,038,910
Sacramento County Sanitation Districts Financing Authority Rev., VRN, 1.34%, 9/1/17, resets quarterly off 67% of the 3-month LIBOR plus 0.53% (NATL)	1,500,000	1,365,030
Sacramento Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 12/1/34 (BAM)	385,000	448,533
San Bernardino Community College District GO, Capital Appreciation, 0.00%, 8/1/19(3)	7,400,000	8,300,876
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	1,350,000	1,580,040
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/25	275,000	331,647
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/30	225,000	257,866
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/40	1,500,000	1,642,005
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/43	1,000,000	1,129,090
San Diego Public Facilities Financing Authority Rev., 5.00%, 10/15/44	1,300,000	1,516,723
San Diego Unified Port District Rev., 5.00%, 9/1/24	500,000	593,835
San Diego Unified School District GO, Capital Appreciation, 0.00%, 7/1/44(1)	2,880,000	1,046,074

15

	Principal Amount	Value
San Diego Unified School District GO, Capital Appreciation, 0.00%, 7/1/49(1)	$1,000,000	$312,500
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/40	2,150,000	2,342,812
San Francisco City & County Redevelopment Agency Tax Allocation, 6.625%, 2/1/21, Prerefunded at 100% of Par(2)	500,000	596,370
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/31	400,000	461,224
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/43	500,000	564,365
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/46 (AGM)	1,000,000	1,159,270
San Joaquin Hills Transportation Corridor Agency Rev., 5.00%, 1/15/34	1,000,000	1,111,790
San Joaquin Hills Transportation Corridor Agency Rev., 5.00%, 1/15/44	1,000,000	1,111,510
San Joaquin Hills Transportation Corridor Agency Rev., 5.25%, 1/15/44	1,000,000	1,099,980
San Mateo Special Tax, 5.875%, 9/1/32	685,000	776,317
San Mateo Special Tax, 5.50%, 9/1/44	750,000	821,618
Santa Clara Electric Rev., 5.00%, 7/1/30	500,000	568,655
Santa Cruz County Redevelopment Agency Tax Allocation, 5.00%, 9/1/35 (AGM)	1,500,000	1,740,885
Santa Monica Redevelopment Agency Tax Allocation, 5.00%, 7/1/42	400,000	448,384
Santa Monica Redevelopment Agency Tax Allocation, 5.875%, 7/1/42	400,000	467,148
Santa Rosa Wastewater Rev., Capital Appreciation, 0.00%, 9/1/24 (Ambac)(1)	2,000,000	1,750,780
Sonoma Community Development Agency Successor Agency Tax Allocation, 5.00%, 6/1/33 (NATL)	1,325,000	1,564,427
South Placer Wastewater Authority Rev., VRN, 1.12%, 9/7/17, resets weekly off the MUNIPSA plus 0.33%	1,650,000	1,649,686
State of California GO, 5.00%, 11/1/31(5)	10,000,000	12,286,300
State of California GO, 5.00%, 2/1/28	1,000,000	1,184,460
State of California GO, 6.50%, 4/1/33	2,500,000	2,728,650
State of California GO, 6.00%, 4/1/38	2,500,000	2,695,750
State of California GO, 5.50%, 3/1/40	3,000,000	3,320,190
State of California GO, 5.00%, 10/1/41	2,000,000	2,283,060
State of California GO, VRDN, 1.56%, 9/1/17, resets monthly off 70% of the 1-month LIBOR plus 0.70%	1,700,000	1,716,099
State of California GO, VRDN, 1.62%, 9/1/17, resets monthly off 70% of the 1-month LIBOR plus 0.76%	800,000	804,376
State of California GO, VRN, 1.69%, 9/7/17, resets weekly off the MUNIPSA plus 0.90%	2,000,000	2,001,680
State of California GO, VRN, 1.79%, 9/7/17, resets weekly off the MUNIPSA plus 1.00%	800,000	806,528
State of California GO, VRN, 1.94%, 9/7/17, resets weekly off the MUNIPSA plus 1.15%	960,000	975,485
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/18	1,000,000	1,028,790
Stockton Public Financing Authority Rev., 5.00%, 9/1/27 (BAM)	1,000,000	1,194,330
Stockton Public Financing Authority Rev., 6.25%, 10/1/40	750,000	926,257
Stockton Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/31 (AGM)	1,825,000	2,158,391

16

	Principal Amount	Value
Stockton Unified School District GO, 5.00%, 8/1/29	$3,485,000	$4,189,179
Stockton Unified School District GO, 5.00%, 8/1/31	1,000,000	1,190,350
Stockton Unified School District GO, 5.00%, 8/1/42 (AGM)	430,000	486,790
Susanville Public Financing Authority Rev., 6.00%, 6/1/45	1,000,000	1,055,850
Tobacco Securitization Authority of Southern California Rev., (San Diego County Tobacco Asset Securitization Corp.), 5.00%, 6/1/37	500,000	499,950
Tobacco Securitization Authority of Southern California Rev., (San Diego County Tobacco Asset Securitization Corp.), 5.125%, 6/1/46	1,000,000	999,940
Tuolumne Wind Project Authority Rev., 5.625%, 1/1/19, Prerefunded at 100% of Par(2)	1,200,000	1,277,784
Tustin Unified School District Special Tax, 6.00%, 9/1/20, Prerefunded at 100% of Par(2)	2,000,000	2,304,660
University of California Rev., 5.00%, 5/15/25	1,000,000	1,200,920
University of California Rev., VRDN, 5.00%, 5/15/23, resets off the remarketing agent	2,000,000	2,415,320
Washington Township Health Care District Rev., 4.00%, 7/1/37	1,000,000	1,019,540
Washington Township Health Care District Rev., 5.00%, 7/1/42	1,000,000	1,115,030
Yosemite Community College District GO, Capital Appreciation, 0.00%, 8/1/38(1)	3,000,000	1,402,050
		325,853,270
Guam — 0.7%
Guam Government Power Authority Rev., 5.50%, 10/1/40	2,150,000	2,275,216
TOTAL INVESTMENT SECURITIES — 101.2% (Cost $299,897,388)		328,128,486
OTHER ASSETS AND LIABILITIES — (1.2)%		(3,733,211)
TOTAL NET ASSETS — 100.0%		$324,395,275

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
GA	-	Guaranty Agreement
GO	-	General Obligation
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
NATL	-	National Public Finance Guarantee Corporation
MUNIPSA	-	SIFMA Municipal Swap Index
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(4)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $3,375,798, which represented 1.0% of total net assets.

(5)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
See Notes to Financial Statements.

17

Statement of Assets and Liabilities

AUGUST 31, 2017
Assets
Investment securities, at value (cost of $299,897,388)	$328,128,486
Cash	6,858,995
Receivable for investments sold	5,669,383
Receivable for capital shares sold	123,023
Interest receivable	3,362,716
344,142,603

Liabilities
Payable for investments purchased	18,929,169
Payable for capital shares redeemed	486,599
Accrued management fees	127,029
Distribution and service fees payable	5,100
Dividends payable	199,431
19,747,328

Net Assets	$324,395,275

Net Assets Consist of:
Capital paid in	$293,645,875
Undistributed net investment income	639
Undistributed net realized gain	2,517,663
Net unrealized appreciation	28,231,098
$324,395,275

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$312,418,618	26,666,079	$11.72
I Class	$1,199,414	102,377	$11.72
A Class	$6,368,054	543,650	$11.71*
C Class	$4,409,189	376,322	$11.72
*Maximum offering price $12.26 (net asset value divided by 0.955).

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED AUGUST 31, 2017
Investment Income (Loss)
Income:
Interest	$13,221,692

Expenses:
Management fees	1,524,257
Distribution and service fees:
A Class	17,165
C Class	55,926
Trustees' fees and expenses	20,079
Other expenses	190
1,617,617

Net investment income (loss)	11,604,075

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,295,827
Futures contract transactions	57,195
2,353,022

Change in net unrealized appreciation (depreciation) on investments	(14,930,377)

Net realized and unrealized gain (loss)	(12,577,355)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(973,280)

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2017 AND AUGUST 31, 2016
Increase (Decrease) in Net Assets	August 31, 2017	August 31, 2016
Operations
Net investment income (loss)	$11,604,075	$11,457,178
Net realized gain (loss)	2,353,022	2,918,820
Change in net unrealized appreciation (depreciation)	(14,930,377)	11,003,506
Net increase (decrease) in net assets resulting from operations	(973,280)	25,379,504

Distributions to Shareholders
From net investment income:
Investor Class	(11,058,694)	(11,082,052)
I Class	(16,903)	(11,026)
A Class	(222,378)	(203,292)
C Class	(138,936)	(160,169)
From net realized gains:
Investor Class	(1,251,960)	—
I Class	(1,216)	—
A Class	(27,202)	—
C Class	(23,887)	—
Decrease in net assets from distributions	(12,741,176)	(11,456,539)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(17,473,033)	(1,513,704)

Net increase (decrease) in net assets	(31,187,489)	12,409,261

Net Assets
Beginning of period	355,582,764	343,173,503
End of period	$324,395,275	$355,582,764

Undistributed net investment income	$639	$639

See Notes to Financial Statements.

20

Notes to Financial Statements

AUGUST 31, 2017

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Long-Term Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal and California income taxes.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class and C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

21

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended August 31, 2017 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1625% to 0.2800%	0.2500% to 0.3100%	0.46%
I Class		0.0500% to 0.1100%	0.26%
A Class		0.2500% to 0.3100%	0.46%
C Class		0.2500% to 0.3100%	0.46%

22

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended August 31, 2017 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $17,820,000 and $16,030,000, respectively. The interfund transactions had no effect on the Statement of Operations in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended August 31, 2017 were $190,189,021 and $211,550,668, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2017		Year ended August 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,281,182	$14,797,175	1,404,677	$16,819,809
Issued in reinvestment of distributions	838,701	9,701,498	714,860	8,550,951
Redeemed	(3,466,485)	(40,120,608)	(2,240,396)	(26,719,080)
	(1,346,602)	(15,621,935)	(120,859)	(1,348,320)
I Class
Sold	89,103	1,039,360	—	—
Issued in reinvestment of distributions	1,554	18,007	922	11,026
Redeemed	(14,933)	(173,250)	—	—
	75,724	884,117	922	11,026
A Class
Sold	50,068	577,289	87,084	1,046,515
Issued in reinvestment of distributions	21,393	247,334	16,840	201,493
Redeemed	(123,282)	(1,420,308)	(77,356)	(916,499)
	(51,821)	(595,685)	26,568	331,509
C Class
Sold	26,513	306,769	92,752	1,109,415
Issued in reinvestment of distributions	8,451	97,686	7,849	93,842
Redeemed	(219,417)	(2,543,985)	(143,704)	(1,711,176)
	(184,453)	(2,139,530)	(43,103)	(507,919)
Net increase (decrease)	(1,507,152)	$(17,473,033)	(136,472)	$(1,513,704)

23

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 20 contracts.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended August 31, 2017, the effect of interest rate risk derivative instruments on the Statement of Operations was $57,195 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The fund focuses its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Exempt income	$11,436,911	$11,456,539
Long-term capital gains	$1,304,265	—

24

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$299,897,388
Gross tax appreciation of investments	$28,244,458
Gross tax depreciation of investments	(13,360)
Net tax appreciation (depreciation) of investments	$28,231,098
Undistributed exempt income	$639
Accumulated long-term gains	$2,517,663

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

11. Corporate Events

On June 14, 2017, the Board of Trustees approved an agreement and plan of reorganization (the reorganization), whereby the net assets of the fund will be transferred to California Intermediate-Term Tax-Free Bond Fund, one fund in a series issued by the trust, in exchange for shares of California Intermediate-Term Tax-Free Bond Fund. The financial statements and performance history of California Intermediate-Term Tax-Free Bond Fund will survive after the reorganization. The reorganization is expected to be effective as of the close of the NYSE on October 20, 2017.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$12.18	0.41	(0.42)	(0.01)	(0.40)	(0.05)	(0.45)	$11.72	0.03%	0.47%	3.53%	58%	$312,419
2016	$11.70	0.40	0.48	0.88	(0.40)	—	(0.40)	$12.18	7.62%	0.47%	3.33%	24%	$341,176
2015	$11.76	0.39	(0.06)	0.33	(0.39)	—	(0.39)	$11.70	2.86%	0.47%	3.33%	31%	$329,152
2014	$10.94	0.38	0.82	1.20	(0.38)	—	(0.38)	$11.76	11.10%	0.47%	3.32%	46%	$344,356
2013	$11.70	0.37	(0.76)	(0.39)	(0.37)	—	(0.37)	$10.94	(3.45)%	0.47%	3.19%	44%	$346,396
I Class(3)
2017	$12.18	0.43	(0.41)	0.02	(0.43)	(0.05)	(0.48)	$11.72	0.23%	0.27%	3.73%	58%	$1,199
2016	$11.70	0.42	0.48	0.90	(0.42)	—	(0.42)	$12.18	7.83%	0.27%	3.53%	24%	$325
2015	$11.77	0.42	(0.07)	0.35	(0.42)	—	(0.42)	$11.70	2.97%	0.27%	3.53%	31%	$301
2014	$10.94	0.40	0.83	1.23	(0.40)	—	(0.40)	$11.77	11.42%	0.27%	3.52%	46%	$33
2013	$11.70	0.40	(0.76)	(0.36)	(0.40)	—	(0.40)	$10.94	(3.26)%	0.27%	3.39%	44%	$29
A Class
2017	$12.18	0.38	(0.42)	(0.04)	(0.38)	(0.05)	(0.43)	$11.71	(0.30)%	0.72%	3.28%	58%	$6,368
2016	$11.70	0.37	0.48	0.85	(0.37)	—	(0.37)	$12.18	7.35%	0.72%	3.08%	24%	$7,251
2015	$11.76	0.36	(0.06)	0.30	(0.36)	—	(0.36)	$11.70	2.60%	0.72%	3.08%	31%	$6,655
2014	$10.94	0.35	0.82	1.17	(0.35)	—	(0.35)	$11.76	10.83%	0.72%	3.07%	46%	$7,778
2013	$11.70	0.34	(0.76)	(0.42)	(0.34)	—	(0.34)	$10.94	(3.70)%	0.72%	2.94%	44%	$8,572

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$12.18	0.29	(0.41)	(0.12)	(0.29)	(0.05)	(0.34)	$11.72	(0.96)%	1.47%	2.53%	58%	$4,409
2016	$11.70	0.28	0.48	0.76	(0.28)	—	(0.28)	$12.18	6.55%	1.47%	2.33%	24%	$6,831
2015	$11.76	0.28	(0.06)	0.22	(0.28)	—	(0.28)	$11.70	1.83%	1.47%	2.33%	31%	$7,066
2014	$10.94	0.26	0.82	1.08	(0.26)	—	(0.26)	$11.76	10.00%	1.47%	2.32%	46%	$7,104
2013	$11.70	0.26	(0.76)	(0.50)	(0.26)	—	(0.26)	$10.94	(4.41)%	1.47%	2.19%	44%	$7,471

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Long-Term Tax-Free Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Long-Term Tax-Free Fund (one of the four funds constituting the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 11 of the Notes to Financial Statements, the California Long-Term Tax-Free Fund is expected to be reorganized into the California Intermediate-Term Tax-Free Bond Fund after the close of the New York Stock Exchange on October 20, 2017.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
October 17, 2017

28

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	47	CYS Investments, Inc.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	47	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	47	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	47	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	47	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	47	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	47	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

32

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for

33

the one-, three-, and five-year periods and slightly below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded

34

that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

35

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $11,439,093 as exempt interest dividends for the fiscal year ended August 31, 2017.

The fund hereby designates $1,304,265, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended August 31, 2017.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90326 1710

Annual Report

August 31, 2017

California Tax-Free Money Market Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended August 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Improving Sentiment Helped Municipal Bonds Rebound From Early Losses

Broad bond market returns began retreating early in the period, as investors looked ahead to a likely year-end interest rate hike from the Federal Reserve (the Fed). Municipal bonds (munis) were vulnerable to a sell-off because they had rallied for 14 straight months through August 2016, which boosted their valuations. The bond market sell-off accelerated in November, following Donald Trump’s presidential win. His pro-growth agenda fueled inflation fears that sent bond yields sharply higher, while his tax cut proposals caused additional price declines for munis. Through the four-month period ended December 31, 2016, the Bloomberg Barclays Municipal Bond Index declined -4.10%.

Broad bond market sentiment began a dramatic shift in late 2016/early 2017, as the initial optimism surrounding President Trump’s policy agenda faded in the wake of health care and tax reform delays. In addition to benefiting from the tax reform stalemate, munis advanced due to their attractive valuations versus Treasuries following the late-2016 sell-off. Demand for munis increased, but muni supply generally declined. This favorable backdrop helped munis rebound from their late-2016 downturn to gain 5.20% for the first eight months of 2017, according to Bloomberg Barclays.

Meanwhile, the Fed raised interest rates three times during the reporting period and indicated a balance sheet reduction plan is in the works. Monetary normalization is likely to continue, but weak inflation may prompt the Fed to push additional rate hikes into 2018. Given the Fed’s cautious approach and a likely continuation of modest economic growth and low inflation, we expect U.S. Treasury yields to remain relatively low and within a fairly tight range in the months ahead. We believe this backdrop underscores the importance of remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies to uncover attractive opportunities. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of August 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BCTXX	0.35%	0.08%	0.36%	11/9/83
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class 0.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

August 31, 2017
Yields
7-Day Current Yield	0.37%
7-Day Effective Yield	0.37%

Portfolio at a Glance
Weighted Average Maturity	16 days
Weighted Average Life	37 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	90%
31-90 days	5%
91-180 days	4%
More than 180 days	1%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2017 to August 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During Period(1) 3/1/17 - 8/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,001.90	$2.52	0.50%
Hypothetical
Investor Class	$1,000	$1,022.68	$2.55	0.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

AUGUST 31, 2017

	Principal Amount	Value
MUNICIPAL SECURITIES — 98.6%
California — 98.6%
California Enterprise Development Authority Rev., (Community Hospice, Inc.), VRDN, 0.84%, 9/7/17, resets weekly off the remarketing agent (LOC: Bank of Stockton and FHLB)	$3,195,000	$3,195,000
California Enterprise Development Authority Rev., (Humane Society Silicon Valley), VRDN, 0.84%, 9/7/17, resets weekly off the remarketing agent (LOC: First Republic Bank and FHLB)	5,855,000	5,855,000
California Infrastructure & Economic Development Bank Rev., (Bay Institute Aquarium Foundation), VRDN, 0.82%, 9/7/17, resets weekly off the remarketing agent (LOC: Union Bank N.A. and FHLB)	2,335,000	2,335,000
California Infrastructure & Economic Development Bank Rev., (Columbia College), VRDN, 0.82%, 9/7/17, resets weekly off the remarketing agent (LOC: Rabobank N.A. and Rabobank Cooperatieve)	2,035,000	2,035,000
California Infrastructure & Economic Development Bank Rev., (Columbia College), VRDN, 0.82%, 9/7/17, resets weekly off the remarketing agent (LOC: Rabobank N.A. and Rabobank Nederland)	4,565,000	4,565,000
California Infrastructure & Economic Development Bank Rev., (Kennfoods USA LLC), VRDN, 0.91%, 9/7/17, resets weekly off the remarketing agent (LOC: Bank of the West)	600,000	600,000
California Infrastructure & Economic Development Bank Rev., VRDN, 0.84%, 9/7/17, resets weekly off the remarketing agent (LOC: Union Bank N.A.)	2,030,000	2,030,000
California Municipal Finance Authority Rev., (Central Coast YMCA), VRDN, 0.82%, 9/7/17, resets weekly off the remarketing agent (LOC: Pacific Capital Bank N.A. and FHLB)	4,450,000	4,450,000
California Municipal Finance Authority Rev., (High Desert Partnership In Academic Excellence Foundation, Inc.), VRDN, 0.84%, 9/7/17, resets weekly off the remarketing agent (LOC: Union Bank N.A.)	1,955,000	1,955,000
California Pollution Control Financing Authority Rev., (Recology, Inc.), VRDN, 0.81%, 9/7/17, resets weekly off the remarketing agent (LOC: Bank of America N.A.)	1,300,000	1,300,000
California Statewide Communities Development Authority COP, VRDN, 0.80%, 9/6/17, resets weekly off the remarketing agent (LOC: MUFG Union Bank)	395,000	395,000
California Statewide Communities Development Authority Rev., (Kaiser Credit Group), VRDN, 0.74%, 9/6/17, resets weekly off the remarketing agent	4,500,000	4,500,000
California Statewide Communities Development Authority Rev., (Kaiser Credit Group), VRDN, 0.76%, 9/6/17, resets weekly off the remarketing agent	2,600,000	2,600,000
City & County of San Francisco, 0.87%, 12/7/17 (LOC: Wells Fargo Bank N.A.)	5,000,000	5,000,000
Hesperia Public Financing Authority Rev., VRDN, 1.02%, 9/6/17, resets weekly off the remarketing agent (LOC: Bank of the West)	500,000	500,000
Irvine Special Assessment, VRDN, 0.80%, 9/1/17, resets daily off the remarketing agent (LOC: State Street Bank & Trust Co.)	500,000	500,000
Irvine Ranch Water District Special Assessment, VRN, 0.86%, 9/7/17, resets weekly off the MUNIPSA plus 0.07%	5,000,000	5,000,000
Irvine Ranch Water District Special Assessment, VRN, 0.86%, 9/7/17, resets weekly off the MUNIPSA plus 0.07%	2,900,000	2,900,000
Los Angeles Rev., 0.69%, 6/28/18	1,000,000	1,033,134

7

	Principal Amount	Value
Los Angeles Community Redevelopment Agency Rev., (Forest City Southpark Two, Inc.), VRDN, 0.81%, 9/6/17, resets weekly off the remarketing agent (LOC: FNMA)(LIQ FAC: FNMA)	$8,000,000	$8,000,000
Los Angeles County Metropolitan Transportation Authority, 0.84%, 11/2/17 (LOC: Citibank N.A.)	5,000,000	5,000,000
Martinez Rev., (Muirwood Square Investors LP), VRDN, 0.79%, 9/6/17, resets weekly off the remarketing agent (LOC: FNMA)(LIQ FAC: FNMA)	4,600,000	4,600,000
Metropolitan Water District of Southern California Rev., VRN, 0.84%, 9/7/17, resets weekly off the MUNIPSA plus 0.05%	2,000,000	2,000,000
Metropolitan Water District of Southern California Rev., VRN, 0.84%, 9/7/17, resets weekly off the MUNIPSA plus 0.05%	5,000,000	5,000,000
Mission Viejo Community Development Financing Authority Rev., VRDN, 0.79%, 9/6/17, resets weekly off the remarketing agent (LOC: MUFG Union Bank)	3,300,000	3,300,000
Monterey Peninsula Water Management District COP, VRDN, 0.75%, 9/7/17, resets weekly off the remarketing agent (LOC: Wells Fargo Bank N.A.)	1,970,000	1,970,000
Municipal Improvement Corp. of Los Angeles, 0.90%, 11/15/17 (LOC: U.S. Bank N.A.)	2,000,000	2,000,000
Reedley COP, (Mennonite Brethren Homes, Inc.), VRDN, 0.84%, 9/7/17, resets weekly off the remarketing agent (LOC: Bank of the Sierra and FHLB)	5,940,000	5,940,000
Richmond Wastewater Rev., VRDN, 0.75%, 9/7/17, resets weekly off the remarketing agent (LOC: Barclays Bank plc)	2,300,000	2,300,000
Riverside Electric Rev., VRDN, 0.75%, 9/6/17, resets weekly off the remarketing agent (LOC: Barclays Bank plc)	1,200,000	1,200,000
Sacramento County Sanitation Districts Financing Authority Rev., VRDN, 0.82%, 9/7/17, resets weekly off the remarketing agent (FGIC)(LOC: Societe Generale)(1)	1,325,000	1,325,000
San Bernardino County Flood Control District Rev., VRDN, 0.82%, 9/7/17, resets weekly off the remarketing agent (LOC: Bank of America N.A.)	3,000,000	3,000,000
San Bernardino County Rev., (WLP Parkview Place Apartments LLC), VRDN, 0.77%, 9/7/17, resets weekly off the remarketing agent (LOC: FNMA)(LIQ FAC: FNMA)	5,100,000	5,100,000
San Diego County COP, (San Diego Museum of Art), VRDN, 0.79%, 9/7/17, resets weekly off the remarketing agent (LOC: Wells Fargo Bank N.A.) (GA: Irish Government)	2,300,000	2,300,000
San Diego County Water Authority Financing Corp, 0.79%, 9/7/17	5,000,000	5,000,000
San Diego Public Facilities Financing Authority Water Rev., 0.95%, 12/5/17 (LOC: Bank of America N.A.)	2,000,000	2,000,000
San Francisco City & County Airport Comm-San Francisco International Airport Rev., VRDN, 0.75%, 9/6/17, resets weekly off the remarketing agent (LOC: Union Bank N.A.)	2,100,000	2,100,000
San Francisco City & County Airport Comm-San Francisco International Airport Rev., VRDN, 0.79%, 9/6/17, resets weekly off the remarketing agent (LOC: Wells Fargo Bank N.A.)	1,655,000	1,655,000
San Francisco City & County Public Utilities Commission, 0.85%, 10/11/17 (LOC: State Street Bank & Trust Co.)	2,000,000	2,000,000
Santa Clara County Financing Authority Rev., VRDN, 0.79%, 9/6/17, resets weekly off the remarketing agent (LOC: Bank of America N.A.)	3,000,000	3,000,000
Santa Clara County Housing Authority Rev., (SR Fountains LP), VRDN, 0.84%, 9/7/17, resets weekly off the remarketing agent (LOC: Citibank N.A.)	690,000	690,000
Tender Option Bond Trust Receipts/Certificates GO, VRDN, 0.91%, 9/7/17, resets weekly off the remarketing agent (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	3,000,000	3,000,000

8

	Principal Amount	Value
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.91%, 9/7/17, resets weekly off the remarketing agent (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	$3,750,000	$3,750,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.94%, 9/7/17, resets weekly off the remarketing agent (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	5,000,000	5,000,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.87%, 9/7/17, resets weekly off the remarketing agent (LIQ FAC: Bank of America N.A.)(1)	5,000,000	5,000,000
Town of Apple Valley COP, VRDN, 0.84%, 9/7/17, resets weekly off the remarketing agent (LOC: Union Bank N.A.)	760,000	760,000
Town of Hillsborough COP, VRDN, 0.82%, 9/7/17, resets weekly off the remarketing agent (SBBPA: Bank of the West)	7,215,000	7,215,000
Town of Hillsborough COP, VRDN, 0.82%, 9/7/17, resets weekly off the remarketing agent (SBBPA: Bank of the West)	480,000	480,000
Town of Hillsborough COP, VRDN, 0.82%, 9/7/17, resets weekly off the remarketing agent (SBBPA: Bank of the West)	500,000	500,000
Victorville Joint Powers Finance Authority Rev., VRDN, 1.29%, 9/7/17, resets weekly off the remarketing agent (LOC: BNP Paribas)	13,715,000	13,715,000
Yolo County Rev., (Beckett Hall, Inc.), VRDN, 0.92%, 9/7/17, resets weekly off the remarketing agent (LOC: Bank of the West)	6,740,000	6,740,000
TOTAL INVESTMENT SECURITIES — 98.6%		166,388,134
OTHER ASSETS AND LIABILITIES — 1.4%		2,393,407
TOTAL NET ASSETS — 100.0%		$168,781,541

NOTES TO SCHEDULE OF INVESTMENTS
COP	-	Certificates of Participation
FGIC	-	Financial Guaranty Insurance Company
FHLB	-	Federal Home Loan Bank
FNMA	-	Federal National Mortgage Association
GA	-	Guaranty Agreement
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
MUNIPSA	-	SIFMA Municipal Swap Index
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $18,075,000, which represented 10.7% of total net assets.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

AUGUST 31, 2017
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$166,388,134
Receivable for investments sold	1,815,731
Receivable for capital shares sold	1,152,550
Interest receivable	162,122
169,518,537

Liabilities
Disbursements in excess of demand deposit cash	639,334
Payable for capital shares redeemed	26,585
Accrued management fees	70,320
Dividends payable	757
736,996

Net Assets	$168,781,541

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	168,780,435

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$168,780,441
Undistributed net realized gain	1,100
$168,781,541

See Notes to Financial Statements.

10

Statement of Operations

YEAR ENDED AUGUST 31, 2017
Investment Income (Loss)
Income:
Interest	$1,396,345

Expenses:
Management fees	827,701
Trustees' fees and expenses	10,225
Other expenses	242
838,168

Net investment income (loss)	558,177

Net realized gain (loss) on investment transactions	1,100

Net Increase (Decrease) in Net Assets Resulting from Operations	$559,277

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2017 AND AUGUST 31, 2016
Increase (Decrease) in Net Assets	August 31, 2017	August 31, 2016
Operations
Net investment income (loss)	$558,177	$36,821
Net realized gain (loss)	1,100	24,575
Net increase (decrease) in net assets resulting from operations	559,277	61,396

Distributions to Shareholders
From net investment income	(558,177)	(36,821)
From net realized gains	(24,559)	(720)
Decrease in net assets from distributions	(582,736)	(37,541)

Capital Share Transactions
Proceeds from shares sold	59,455,310	47,343,902
Proceeds from reinvestment of distributions	572,774	36,856
Payments for shares redeemed	(60,863,189)	(77,408,015)
Net increase (decrease) in net assets from capital share transactions	(835,105)	(30,027,257)

Net increase (decrease) in net assets	(858,564)	(30,003,402)

Net Assets
Beginning of period	169,640,105	199,643,507
End of period	$168,781,541	$169,640,105

Transactions in Shares of the Fund
Sold	59,455,310	47,343,902
Issued in reinvestment of distributions	572,774	36,856
Redeemed	(60,863,189)	(77,408,015)
Net increase (decrease) in shares of the fund	(835,105)	(30,027,257)

See Notes to Financial Statements.

12

Notes to Financial Statements

AUGUST 31, 2017

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Tax-Free Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal and California income taxes.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that the amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

13

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the period ended August 31, 2017 was 0.49%.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $23,205,000 and $49,800,000, respectively. The interfund transactions had no effect on the Statement of Operations in net realized gain (loss) on investment transactions.

4. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

5. Risk Factors

The fund focuses its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

14

6. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Exempt income	$558,177	$36,837
Long-term capital gains	$24,559	$704

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2017, the fund had undistributed ordinary income for federal income tax purposes of $1,100.

7. Recently Issued Accounting Standards
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

15

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2017	$1.00	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)	$1.00	0.35%	0.50%	0.50%	0.33%	0.33%	$168,782
2016	$1.00	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)	$1.00	0.02%	0.29%	0.50%	0.02%	(0.19)%	$169,640
2015	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.13%	0.50%	0.01%	(0.36)%	$199,644
2014	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.16%	0.50%	0.01%	(0.33)%	$221,042
2013	$1.00	—(2)	—	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.28%	0.50%	0.01%	(0.21)%	$241,081

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Tax-Free Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Tax-Free Money Market Fund (one of the four funds constituting the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
October 17, 2017

17

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	47	CYS Investments, Inc.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	47	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	47	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

18

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	47	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	47	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	47	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	47	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

19

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

20

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

21

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was in the first quartile of its

22

peer group for the five- and ten-year periods and the second quartile for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. Given the broad proliferation of fee waivers to support positive money market fund yields and the wide variance of expenses waived, the Board

23

recognized that net fee comparisons may not be a reliable analysis of fund expenses. With that in mind, the Board reviewed peer data both on a gross basis and net of applicable waivers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

24

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $557,600 as exempt interest dividends for the fiscal year ended August 31, 2017.

The fund hereby designates $24,559, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended August 31, 2017.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90328 1710

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2016:    $117,940
FY 2017:    $126,399

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2016:    $167,395
FY 2017:    $141,746

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940)

are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century California Tax-Free and Municipal Funds

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	October 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
Name: Jonathan S. Thomas
Title: President
(principal executive officer)

Date:	October 26, 2017

By:	/s/ C. Jean Wade
Name: C. Jean Wade
Title: Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	October 26, 2017